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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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2017 Proxy Statement

W. P. CAREY

Investing for **the long run**™

Notice of Annual Meeting of Stockholders

April 11, 2017

Date and Time
Thursday, June 15, 2017 1:30 p.m.	How to Vote

Location DLA Piper LLP
1251 Avenue of the Americas, 27th Floor, New York, NY 10020	INTERNET	MAIL	IN PERSON

Items of Business

•

Election of nine Directors for 2017;

•

Consideration of an advisory vote on executive compensation;

•

Approval of our Cash Incentive Plan;

•

Approval of our 2017 Share Incentive Plan;

•

Approval of a Charter Amendment to provide shareholders with the concurrent power to amend the Company's Bylaws;

•

Approval of a Charter Amendment to increase ownership limits;

•

Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2017; and

•

To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Only shareholders who owned stock at the close of business on April 7, 2017, are entitled to vote at the meeting. W. P. Carey Inc. mailed the attached Proxy Statement, proxy card and its Annual Report to shareholders on or about April 18, 2017.

By Order of the Board of Directors

Whether or not you attend, it is important that your shares be represented and voted at the Annual Meeting.

You may vote your shares by using the telephone or through the Internet. Instructions for using these services are set forth on the enclosed proxy card.

You may also vote your shares by marking your votes on the enclosed proxy card, signing and dating it and mailing it in the business reply envelope provided. If you attend the Annual Meeting, you may withdraw your previously submitted proxy and vote in person.

Additional questions are answered in the Users' Guide on page 77.

Important Notice Regarding Availability of Proxy Materials For the 2017 Annual Meeting of Shareholders to Be Held on June 15, 2017

This Proxy Statement and the Annual Report to Shareholders are available at www.proxyvote.com.

Susan C. Hyde

Managing Director and Corporate Secretary

2      |     Proxy Statement and Notice of 2017 Annual Meeting

Letter from Our Board Chairman and Chief Executive Officer

Dear Fellow Shareholders,
Benjamin H. Griswold, IV Non-Executive Chairman Board of Directors Mark J. DeCesaris Chief Executive Officer Board of Directors
On behalf of our fellow members on the W. P. Carey Inc. Board of Directors, we are honored to write to you, our shareholders, to present you with our 2017 Proxy Statement. In it, you are given the opportunity to vote on a number of important matters. We value your vote—it is one of the many means we provide you to give us feedback.

Much has happened in the last year. Among the most notable, we completed a review of potential strategic alternatives to enhance shareholder value and determined that our current business provides optimal flexibility for successfully growing the Company and navigating ever-changing markets. We also appointed a new chief executive officer, Mark DeCesaris, who we believe has the experience and leadership skills to guide W. P. Carey and is committed to an ongoing dialogue with our investors.

With the support and help of our top-tier management team and Board, Mark developed a sound, six-point plan to take us forward. This six-point plan is not revolutionary but rather an evolution of our core approach—those of you who have been with us for years know that W. P. Carey has built its reputation by focusing on the long-term and applying a disciplined approach created by our founder, Wm. Polk Carey. We are committed to our most basic principles: identifying investment opportunities where others may not see them, employing bright and talented people and compensating them in ways that align their interests with shareholders, valuing honesty and keeping a focus on the steady payment of dividends and the long-term performance of our stock.

We also continued to build on our strong governance platform over the past year. While we go into greater detail later in this Proxy Statement, several key changes include the adoption of proxy access as well as a proposal to allow our shareholders to amend our Bylaws.

Over the past twelve months your Board has undergone substantial change. Two long serving directors, Bob Mittelstaedt and Karsten von Köller, retired in 2016 and a third, Chuck Parente, sadly passed away. In addition, Nat Coolidge, Reggie Winssinger and Meg VanDeWeghe are not standing for re-election in June. In addition to his Board duties, Nat served for many years as head of the Investment Committee for Carey Asset Management and was instrumental in refining our investment process. Reggie was one of our original directors, joining the Board when we went public in 1998 and assisting in our expansion into Europe. Meg was appointed to the W. P. Carey Board in 2014 to assist the Company during a critical transition period. She provided a leadership role in completing a review of strategic alternatives, recruiting three strong board members with real estate expertise, and implementing important governance provisions. Each of these directors has made major contributions to the Company and will be much missed. We are confident that the three new directors, Mark Alexander, Peter Farrell and Chris Niehaus, bring both excellent skill sets and valuable perspective to the Board.

In closing, we want to highlight that we value your input. We are committed to engaging with our shareholders and are steadily expanding our outreach to benefit from your insights. We provide information in this Proxy Statement on how you can contact us at any time—and we welcome an open dialogue about Board matters. Information on how to vote, how to join us at the meeting and how to contact us is provided later in this Proxy Statement.

We are proud of our long-term performance and believe that our current Board and management team can build on our heritage as a prudently run company with a continued focus on dividends and long-term growth in the future.

On behalf of the entire Board of Directors, thank you for your confidence in us. We value your input, your investment and your support and we work daily on your behalf to earn your ongoing trust in us.

With best regards,

	Benjamin H. Griswold, IV Non-Executive Chairman Board of Directors	Mark J. DeCesaris Chief Executive Officer Board of Directors

Proxy Statement and Notice of 2017 Annual Meeting      |     3

6	Proposal One—Election of Nine Directors

	7	Nominees for the Board of Directors

	13	Board Nominee Snapshot

	14	Committees of the Board of Directors

16	Board Governance

	16	Director Independence

	17	Board Nominating Procedures

	18	Board Refreshment

	18	Changes to Board Governance

	21	Compensation of the Board of Directors

	22	2016 Director Compensation Table

24	Corporate Governance

	24	Code of Ethics

	25	Certain Relationships and Related Transactions

	26	Corporate Responsibility Initiatives Supporting Environmental and Social Governance Goals

28	Executive Officers

30	Proposal Two—Advisory Vote on Executive Compensation

31	Executive Compensation

	31	Compensation Discussion and Analysis

	33	2016 Compensation Highlights

	36	Elements of Compensation

	41	Other Compensation and Benefits

	42	Compensation Governance

	45	Report of the Compensation Committee

	45	Compensation Committee Interlocks and Insider Participation

	46	Summary Compensation Table

4      |     Proxy Statement and Notice of 2017 Annual Meeting

	48	2016 Grants of Plan-based Awards

	49	Outstanding Equity Awards at December 31, 2016

	51	2016 Option Exercises and Stock Vested

	52	2016 Nonqualified Deferred Compensation

	53	Potential Payments Uopn Termination or Change-in-Control

55	Proposal Three—Approval of our Cash Incentive Plan

58	Proposal Four—Approval of our 2017 Share Incentive Plan

67	Equity Compensation Plan Information

68	Proposal Five—Approval of a Charter Amendment to Provide Shareholders with the Concurrent Power to Amend the Company's Bylaws

69	Proposal Six—Approval of a Charter Amendment to Increase Ownership Limits

71	Proposal Seven—Ratification of Appointment of Independent Registered Public Accounting Firm

72	Report of the Audit Committee

	72	Financial Expert

	73	Fees Billed by PricewaterhouseCoopers LLP During Fiscal Years 2016 and 2015

	73	Pre-approval Policies

74	Security Ownership of Certain Beneficial Owners, Directors and Management

76	Section 16(a) Beneficial Ownership Reporting Compliance

76	Shareholder Proposals and other Communications

77	Users' Guide

Exhibit A 2017 Annual Incentive Compensation Plan

Exhibit B 2017 Share Incentive Plan

Exhibit C Articles of Amendment and Restatement of W. P. Carey Inc.

Proxy Statement and Notice of 2017 Annual Meeting      |     5

Proposal One: Election of Nine Directors

We first ask that you vote to elect each of the members of our Board of Directors. We lead with this vote because we, the Board of Directors, oversee W. P. Carey as stewards for all our stakeholders, including you, our shareholders.

We also lead with this vote because we are proud of all of the actions our Board took over the past year, including:

•
During 2016, the Board and senior management team, assisted by outside advisors, did a thorough review of strategic alternatives and determined that our current business model and strategy serve the best interests of our shareholders. The Board also determined that Mark DeCesaris should be named CEO of the Company. We believe that Mark and the rest of the executive team are highly qualified to execute the Company's strategy and to continue W. P. Carey's long-term track record of generating attractive returns for our shareholders, as we focus on: utilizing core competencies, investing in and managing a high quality diversified investment portfolio, maintaining access to multiple sources of capital, continuing to strengthen our balance sheet, and pursuing a balanced deployment of cash flow.

•
As a result of W. P. Carey's strategic and operational performance during 2016, the Board was able to continue our practice of increasing quarterly dividends, while the executive team grew assets under management, increased funds from operations, as adjusted ("AFFO"), and improved our capital structure.

•
Also during the last year, we added 3 new directors and are reducing the size of the Board from 12 to 9. We believe our directors have the skills and expertise necessary to fulfill the Board's responsibilities for strategic oversight, succession planning, risk management and other fiduciary activities. We also believe that the Board and each Committee have an excellent balance of experienced directors and those who bring a fresh perspective. Our director biographies highlight the real estate and investment management expertise, the international insights, and the public company board and management experience brought to the Board. It also is worth noting that since our last Annual Meeting of Stockholders the average age of our Board has declined from 70 to 65 and the average tenure of our directors has declined from 8 years to 4 years.

•
As we were recruiting new directors and shrinking the size of our Board, we utilized direct input from Board members as well as feedback from an external review of the Board at the group and individual levels. Based on the feedback we received, we did the following:
  -
  Agreed on a target Board size, optimal mix of director qualifications, and a process for identifying and evaluating a diverse slate of prospective directors;

  -
  Eliminated the mandatory retirement age for directors, and agreed to review all directors on an annual basis and actively refresh the Board as appropriate;

  -
  Established a more formal orientation program for new Board members, and arranged education sessions for all Board members;

  -
  Amended our corporate governance policies to further limit over-boarding by our Directors, such that no exceptions are allowed;

  -
  Arranged the rotation and appointment of new committee chairs for the Audit, Compensation, and Nominating and Corporate Governance Committees;

  -
  Created a new Board-level Investment Committee, responsible for approving all on-balance sheet investments above a threshold size or criticality and on CPA® and Carey European Student Housing Fund 1, LP ("CESH") investments, as needed;

  -
  Eliminated the Finance & Strategic Planning Committee, making the entire Board responsible for critical strategic decisions; and

  -
  Completed a review of an Enterprise Risk Management ("ERM") analysis and allocated ERM oversight responsibility to Committees of the Board or the Board as a whole, as appropriate.

•
We also determined that it was good corporate governance to consider amending our Articles of Incorporation (the "Charter") and Bylaws to allow for proxy access and concurrent shareholder amendment of Bylaws, and to increase our stock ownership limitations to 9.8%. After outreach to our largest investors to confirm that our planned bylaw features conformed with expectations, we adopted the "3/3/20/20" structure for proxy access and have included a proposal to amend our Charter to allow for concurrent shareholder bylaw amendments and to increase our single-shareholder ownership in this Proxy Statement.

6      |     Proxy Statement and Notice of 2017 Annual Meeting

Proposal One: Election of Nine Directors
•
In order to ensure that we are working effectively for our shareholders, in addition to its normal oversight duties, our Board will continue practices utilized during 2016, including:

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Periodic strategic reviews with management and external advisors;

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Annual succession planning for key management positions necessary to execute our strategy;

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Periodic reviews focused on risk management and fiduciary responsibilities;

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Ongoing internal and external education sessions for the Board;

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Annual reviews of Board performance;

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Active recruitment and orientation of new directors, as needed; and

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Outreach to our shareholders.

We hope that the above list gives you an indication of how focused our Board is on enhancing shareholder value. These are just some of our Board-level governance activities. Later in this document you can read about our corporate governance policies more generally.

We believe these provisions and actions demonstrate our commitment to protecting your interests energetically and wisely. We take our responsibility to deliver for you and our other stakeholders seriously; we do not ask lightly for your vote. As we ask for your vote, we should note that our directors are elected annually, subject to a majority voting requirement, and are led by an independent Chairman separate from our CEO. All members of the Board except the CEO are independent, and all members of the Board are committed to enhancing shareholder value.

The Board recommends a vote FOR each of the nominees >

Nominees for the Board of Directors

Our Board members are diverse in talents, experiences and backgrounds but share track records of successful management and oversight of public and private companies. You can see this in the Board's professional biographical summaries and skills overview we provide. The Board recommends a vote FOR each of the nominees set forth on the following pages so we can continue along the path we have been actively pursuing.

Unless otherwise specified, proxies will be voted FOR the election of the named nominees, each of whom was recommended by the Nominating and Corporate Governance Committee and approved by the Board. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast for a nominee by the shareholders present, in person or by proxy, is required to elect each nominee.

Proxy Statement and Notice of 2017 Annual Meeting      |     7

Nominees for the Board of Directors

Mark A. Alexander	Independent Director Age 58	Chair of the Audit Committee	Director Since 2016

Mr. Alexander brings to the Board over 30 years of international business experience in operations, mergers & acquisitions and accounting. He has developed expertise in strategic planning, operational management, public & private capital markets, financial analysis, accounting and investor relations. Mr. Alexander's experience as a corporate executive officer, certified public accountant, and public company board member make him qualified to be a W. P. Carey Board member and to be Chairman of the Audit Committee.
CURRENTLY
Managing Member
Landmark Property Group, LLC

PREVIOUSLY
CEO, President & Director
Suburban Propane Partners, L.P.

SVP, Corporate Development
Hanson Industries, Inc.

Senior Accountant & CPA
Price Waterhouse & Co.

PUBLIC BOARDS
Kaydon (NYSE-listed company
sold to AB SKF): 2007-2013

EDUCATION
BBA in Accounting, the University
of Notre Dame
CPA License earned in 1982

Mark J. DeCesaris	Chief Executive Officer Age 57		Director Since 2012

Mr. DeCesaris brings to the Board over 20 years of business and finance experience including operations and finance, accounting and mergers & acquisitions / merger integration. He has a deep understanding of W. P. Carey's business and extensive knowledge of accounting matters generally. Further, Mr. DeCesaris' role as CEO and previous service as W. P. Carey's CFO make information and insight about the Company's business directly available to the Board in its deliberations. In addition to his role as CEO of W. P. Carey, Mr. DeCesaris also sits on the boards of CPA®:17—Global, CPA®:18—Global, CWI 1, CWI 2 and CCIF and its feeder funds, which are all investment programs that W. P. Carey, through its subsidiaries, serves as the advisor.
CURRENTLY
CEO since February 2016
W. P. Carey Inc.

PREVIOUSLY
CFO
W. P. Carey Inc.

EVP
Southern Union Company

EDUCATION
BS Accounting and BS Information
Technology, Kings College
CPA license earned in 1983

8      |     Proxy Statement and Notice of 2017 Annual Meeting

Nominees for the Board of Directors

Peter J. Farrell	Independent Director Age 56	Chair of the Compensation Committee	Director Since 2016

Mr. Farrell brings to the Board 35 years of experience in real estate investment, finance, leasing and development as well as public, private and international fund raising. His broad industry exposure and diverse skill set, along with his operating and board experience in the REIT industry, adds a valuable perspective to the W. P. Carey Board and provides a significant source of industry knowledge and expertise to the Company's committees on which he serves.
CURRENTLY
Partner and Co-founder
CityInterests, LLC and
PADC Realty Investors

PREVIOUSLY
President and Chief Operating Officer
Medical Office Properties Inc.

PUBLIC BOARDS
CRT Properties (NYSE-listed): 2004-2005

EDUCATION
BS in History, Georgetown University

Benjamin H. Griswold, IV	Independent Director Age 76	Non-Executive Chairman of the Board	Chair of the Executive Committee	Director Since 2006

Mr. Griswold brings to the Board almost 50 years of experience in the investment business, first as an investment banker and then as an investment advisor. He has extensive experience with, and understanding of, capital markets as well as security analysis and valuation. His board experience and his past experience as a director of the New York Stock Exchange give him a detailed understanding of corporate governance in general and audit, compensation, governance, and finance functions in particular.
CURRENTLY
Partner and Chairman
Brown Advisory, Inc.

PREVIOUSLY
Senior Chairman
Deutsche Bank Alex. Brown
(predecessor of Deutsche Bank
Securities, Inc.)

PUBLIC BOARDS
Flowers Foods (NYSE-listed): Present

Stanley Black & Decker (NYSE-listed):
2010-2016

New York Stock Exchange: 1993-1999

EDUCATION
BA, Princeton University
MBA, Harvard University

Proxy Statement and Notice of 2017 Annual Meeting      |     9

Nominees for the Board of Directors

Axel K.A. Hansing	Independent Director Age 74	Director Since 2011

Mr. Hansing brings to the Board over 40 years of experience in international corporate real estate and investment banking, including private equity investment both as a general partner and a limited partner. In his current role as Partner at Coller Capital, Mr. Hansing is responsible for the origination, execution, and monitoring of investments. Earlier in his career prior to founding Hansing Associates, he served as head of the International Division of Bayerische Hypotheken und WechselBank and held roles with Merrill Lynch International Banking.
CURRENTLY
Partner
Coller Capital, Ltd.

PREVIOUSLY
CEO and Founder
Hansing Associates

Managing Director
Equitable Capital Management

EDUCATION
University of Hamburg
Advanced Management Program,
Harvard Business School

Jean Hoysradt	Independent Director Age 66	Director Since 2014

Ms. Hoysradt brings to the Board over 40 years of real estate, private equity, and investment expertise, along with domestic and international business experience, which have been great assets to W. P. Carey and the Company's Investment Committee for the past six years. Earlier in her career, Ms. Hoysradt held positions in investment banking and investment management at Manufacturers Hanover, First Boston and Equitable Life. She is a member of Duke University Management Company's Board of Directors and Chair of its Audit Committee.
PREVIOUSLY
Chief Investment Officer
Mousse Partners Limited

SVP and head of the
Investment and Treasury
Departments New York Life Insurance Company

EDUCATION
BA in Economics, Duke University

MBA, Columbia University
School of Business

10      |     Proxy Statement and Notice of 2017 Annual Meeting

Nominees for the Board of Directors

Dr. Richard C. Marston	Independent Director Age 74		Director Since 2011

Dr. Marston has over 40 years of experience as a finance and economics professor and consultant. He has served as a consultant regarding foreign exchange and international finance to government agencies and organizations such as the U.S. Treasury, Federal Reserve, the International Monetary Fund, Citigroup, JP Morgan and Morgan Stanley. Dr. Marston's economic and finance expertise make him a valuable member of the W. P. Carey Board.
CURRENTLY
James R.F. Guy Professor of Finance &
Economics
Wharton School, University of
Pennsylvania

EDUCATION
BA in Economics, Yale College
Masters in Economics, Oxford University
PhD in Economics, MIT

Christopher J. Niehaus	Independent Director Age 58	Chair of the Investment & Nominating and Corporate Governance Committees	Director Since 2016

Mr. Niehaus spent 28 years at Morgan Stanley, where he helped build and run one of the leading global real estate banking, lending and investing businesses. He brings to the Board a broad range and depth of experience in finance, real estate investment banking, portfolio management and private equity, as well as public, private and international fund raising and fund management. His skill set and exposure to a variety of industries add valuable perspective to the W. P. Carey Board. Mr. Niehaus serves on the Executive Board of the International Council of Shopping Centers and previously has served on the boards of private equity real estate companies in the U.S., Europe and Asia.
CURRENTLY
Partner, Member of the Global
Investment Committee
GreenOak Real Estate

PREVIOUSLY
Vice Chairman
Morgan Stanley Real Estate

Co-Head of Global Real Estate
Investment Banking
Morgan Stanley

EDUCATION
AB in History, Dartmouth College
MBA, Harvard University

Proxy Statement and Notice of 2017 Annual Meeting      |     11

Nominees for the Board of Directors

Nick J.M. van Ommen	Independent Director Age 70	Director Since 2011

Mr. van Ommen has served in various roles across the banking, venture capital, and asset management sectors through his career and brings to the Board over 35 years of financial and real estate experience, particularly in Europe. In his almost ten years serving as CEO of the European Public Real Estate Association, Mr. van Ommen was responsible for promoting, developing and representing the European public real estate sector. In addition to his public boards, Mr. van Ommen currently serves on the supervisory Board of Allianz Benelux SA, a private company that offers insurance products in Belgium, Netherlands and Luxembourg.
PREVIOUSLY
CEO
European Public Real Estate
Association

PUBLIC BOARDS
IMMOFINANZ AG (Austria-listed
real estate company): Present

VASTNED Retail (Belgium-listed
real estate company):
2007-2016

Intervest Offices & Warehouses
(Belgium-listed real estate
company): 2007-2016

EDUCATION
MBA, Newport University
Fellow of the Royal Institute of
Chartered Surveyors

12      |     Proxy Statement and Notice of 2017 Annual Meeting

Board Nominee Snapshot

Our Board brings a strong mix of real estate and investment management expertise, international insights, and public company board and management experience. We believe our directors have the skills and expertise necessary to fulfill the Board's responsibilities for strategic oversight, succession planning, risk management and other fiduciary activities. In 2016, we added 3 new directors and are reducing the size of the Board from 12 to 9, and we believe that the Board and each Committee now have an excellent balance of experienced directors and those who bring a fresh perspective. It also is worth noting that the average age of our Board has declined from 70 to 65 and the average tenure of our directors has declined from 8 years to 4 years.

Director Skills

Director Tenure	Director Age

Director Independence

Proxy Statement and Notice of 2017 Annual Meeting      |     13

Committees of the Board of Directors

Members of the Board of Directors serve on one or more of our Board's standing committees. These include our Compensation, Audit, and Nominating and Corporate Governance Committees. New Chairs were appointed for each of these committees during 2016. The table below reflects the current Committee membership for all Directors who are standing for re-election at the Annual Meeting.

Membership and Functions of the Standing Committees of the Board

COMPENSATION COMMITTEE Members Peter J. Farrell, Chair Mark A. Alexander Benjamin H. Griswold, IV Jean Hoysradt Number of Meetings Held in 2016: 6	The Compensation Committee's responsibilities include:

•

setting compensation principles that apply generally to Company employees;

•

reviewing compensation with respect to Directors;

•

reviewing and making recommendations to the Board of Directors regarding the compensation structure for all current NEOs and key employees, including incentive salaries, cash compensation plans and equity-based plans;

•

reviewing goals and objectives relevant to the Company's Executive Officers, evaluating the Executive Officers' performance, and approving their compensation levels for both annual and long-term incentive awards; and

•

reviewing and approving the terms and conditions of stock grants.

There were five regular meetings and one special meeting of the Compensation Committee held during 2016.

AUDIT COMMITTEE Members Mark A. Alexander, Chair and Financial Expert Dr. Richard C. Marston Nick J.M. van Ommen Number of Meetings Held in 2016: 8	The Audit Committee's responsibilities include:

•

assisting the Board of Directors in monitoring the integrity of the financial statements and management's report of internal controls over financial reporting of the Company, the compliance by the Company with legal and regulatory requirements, and the independence, qualifications, and performance of the Company's internal audit function and Independent Registered Public Accounting Firm;

•

engaging an Independent Registered Public Accounting Firm, reviewing with the Independent Registered Public Accounting Firm the plans and results of the audit engagement, approving professional services provided by the Independent Registered Public Accounting Firm, and considering the range of audit and non-audit fees;

•

reviewing the internal audit charter and scope of the internal audit plan; and

•

reviewing and discussing the Company's internal controls with management, the internal auditors and the Independent Registered Public Accounting Firm and reviewing the results of the internal audit program.

There were eight regular meetings of the Audit Committee held during 2016.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Members Christopher J. Niehaus, Chair Benjamin H. Griswold, IV Axel K.A. Hansing Number of Meetings Held in 2016: 6	The Nominating and Corporate Governance Committee's responsibilities include:

•

developing and implementing policies and practices relating to corporate governance, including monitoring implementation of our corporate governance policies; and

•

developing and reviewing background information of candidates for the Board of Directors, including those recommended by shareholders, and making recommendations to the Board regarding such candidates.

There were four regular and two special meetings of the Nominating and Corporate Governance Committee held during 2016.

The written charters for each of the Compensation, Audit, and Nominating and Corporate Governance Committees can be viewed on our website, www.wpcarey.com, under the heading "Investor Relations."

14      |     Proxy Statement and Notice of 2017 Annual Meeting

Committees of the Board of Directors

In addition to our standing committees, in January 2017 our Board formed an Investment Committee. Prior to that time, the Investment Committee was a committee of the Advisory Board of Carey Asset Management Corp. ("CAM"), an indirect wholly-owned subsidiary of the Company that provides advisory services to certain of the Company's managed funds, and reflected different membership. The new Investment Committee is responsible for approving W. P. Carey's investments greater than $100 million to ensure that they satisfy our relevant investment criteria and to review all of its investments on a quarterly basis. The Investment Committee also reviews and approves investments made on behalf of the CPA® REITs and CESH. The Committee is chaired by Christopher J. Niehaus, with Peter J. Farrell, Axel A.K. Hansing, Jean Hoysradt, Richard D. Marston and Nick J.M. van Ommen serving as its members.

Proxy Statement and Notice of 2017 Annual Meeting      |     15

Board Governance

Board Member Term

Our Directors each hold office until the next annual meeting of stockholders except in the event of death, resignation, or removal. If a nominee is unavailable for election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast with regard to the substituted nominee. Currently, the Board is unaware of any circumstances that would result in a nominee being unavailable.

Board Meetings and Directors' Attendance

There were five regular meetings and five special meetings of the Board held in 2016, and each Director attended at least seventy-five percent of the aggregate of such meetings and of the meetings held during the year by the Committees of which he or she was a member. Under our Corporate Governance Guidelines, the Directors are required to make every effort to attend each Board meeting and applicable Committee meetings, except in unavoidable circumstances. Although there is no specific policy regarding Director attendance at meetings of stockholders, Directors are invited and encouraged to attend. Eleven of the then-serving Directors attended the Company's annual meeting of stockholders held on June 16, 2016 (the "2016 Annual Meeting"). In addition to Board and Committee meetings, our Directors also engage in informal group communications and discussions with the Non-Executive Chairman of the Board and the CEO, as well as with members of senior management regarding matters of interest.

Board Leadership Structure and Risk Oversight

Mr. Benjamin H. Griswold, IV has served as Non-Executive Chairman of the Board since January 2012. The primary responsibility of the Non-Executive Chairman is to preside over meetings of the Board of Directors as well as to preside over periodic executive sessions of the Board in which the CEO and/or other members of management do not participate. The Chairman is also responsible, together with members of the Company's senior management team, for establishing Board agendas and for working closely with the Company's CEO on the overall direction of the Company to enhance long-term shareholder value. The Board believes that, as a former Chairman of the Board of Alex. Brown & Sons, Mr. Griswold is well-suited to preside over both full and executive sessions of the Board and to fulfill the other duties of the Chairman.

The Company's CEO, Mark J. DeCesaris, is also a member of the Board of Directors. The Board considers the CEO's participation to be important in order to make information and insight about the Company's business and its operations directly available to the Directors in their deliberations.

Our Board of Directors has overall responsibility for risk oversight. The Board of Directors reviews and oversees our ERM program, which is a company-wide initiative that involves our senior management and other personnel acting in an integrated effort to identify, assess and manage risks that may affect our ability to execute our corporate strategy and fulfill our business objectives. These activities involve the identification, prioritization and assessment of a broad range of risks, including operational, financial, strategic, and compliance risks, and the formulation of plans to manage these risks and mitigate their effects.

As part of our ERM program, management provides periodic updates to our Board of Directors with respect to key risks and discusses appropriate risk response strategies. Throughout the year, the Board, and the Committees to which it has delegated responsibility, dedicates a portion of their meetings to discuss specific risk topics in greater detail. Strategic and operational risks are presented and discussed in the context of the CEO's report on operations to the Board of Directors at regularly scheduled meetings and at presentations to the Board of Directors and its Committees by management. Additionally, at least annually, our Audit Committee discusses with management and the Director of Internal Audit our significant financial risk exposures and steps that have been taken to monitor and control such exposures.

Our Compensation Committee reviews the risks related to our compensation policies and practices and assesses the impact to our risk profile, at least on an annual basis. Management, with the Compensation Committee, regularly reviews our compensation programs, including incentives that may create, and factors that may reduce, the likelihood of excessive risk taking in order to determine whether such programs present a significant risk to the Company.

Director Independence

As part of the Company's corporate governance practices, the Board has adopted Corporate Governance Guidelines, which among other things establish rules regarding the independence of directors. We refer to our Corporate Governance Guidelines in this Proxy Statement as the Guidelines. The Guidelines, which we believe meet or exceed the Listing Standards of the New York Stock Exchange (the "NYSE"), include the Company's definition of Independent Director. Pursuant to the Guidelines, the Board undertook its annual review of Director Independence in March 2017. During this review, the Board considered transactions and relationships between each Director and nominee or any member of his or her immediate family and W. P. Carey Inc. and its subsidiaries and affiliates, including those reported under Certain Relationships and Related Transactions below. The Board also examined

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Board Governance

transactions and relationships between each Director and nominee or their affiliates and members of our senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Director is independent.

The NYSE also requires that the Board of Directors determine whether a Director is "independent" for purposes of the NYSE Listing Standards. The Nominating and Corporate Governance Committee has asked each Director and nominee to specify in writing the nature of any relevant relationships such individual may have with the Company, including, but not limited to, any relationships that would specifically preclude a finding of "independence" under those Listing Standards. Upon review of these disclosures, the Board has affirmatively determined that none of the Directors or nominees noted as "independent" in this Proxy Statement has a material relationship with W. P. Carey that would interfere with his or her independence from the Company and its management.

As a result, the Board has affirmatively determined that Director Nominees Alexander, Farrell, Griswold, Hansing, Hoysradt, Marston, Niehaus and van Ommen are independent of the Company and its management under the standards set forth in the Guidelines, applicable federal laws, the rules of the Securities and Exchange Commission (the "SEC") and the NYSE's Listing Standards and for the purpose of serving on the relevant Board committees, where applicable. Mr. DeCesaris is considered to be an affiliated Director because of his current employment as an Executive Officer of W. P. Carey.

The Board has determined that none of the Directors who currently serve on the Compensation, Audit or Nominating and Corporate Governance Committees, or who served at any time during 2016 on such committees, has or had a relationship to W. P. Carey that may interfere with his or her independence from W. P. Carey and its management, and therefore, as required by applicable regulations, all such Directors were or are, as applicable, "independent" as defined in the NYSE Listing Standards and by the rules of the SEC.

Board Nominating Procedures

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by Board members, management, shareholders and outside advisors. A shareholder who wishes to recommend a prospective nominee for the Board should notify our Corporate Secretary or the Nominating and Corporate Governance Committee in writing with the information and in the time period required by our Bylaws, which is set forth in more detail in Shareholder Proposals and Other Communications with the Board.

Once a candidate has been recommended to the Corporate Secretary or Nominating and Corporate Governance Committee, there are a number of actions undertaken to complete a full evaluation of the candidate including the following:

•
Consider Board and Committee needs;

•
Gather information about the candidate's background and experience, which may include the assistance of an outside search firm;

•
If appropriate, conduct interviews by the Nominating and Corporate Governance Chair, Chairman of the Board and/or the CEO;

•
If appropriate, conduct additional interviews that may include some combination of, or all, members of the Nominating and Corporate Governance Committee, members of the Executive Committee, and members of the senior management team;

•
Complete an evaluation of candidate qualifications and Board needs by the full Nominating and Corporate Governance Committee, with a determination to be made regarding a recommendation to the Board; and

•
Discuss recommended nomination by the full Board, with a determination to be made regarding whether or not to move forward with the nomination.

Existing Board members are considered for nomination on an annual basis, by undertaking the following actions:

•
Annual performance review of the Board at the group and individual Director levels;

•
Discussion by Nominating and Corporate Governance Committee regarding nominations based on a review of Board needs and a Board performance review, with a recommendation to be made to the Board regarding nominations; and

•
Discussion by the Board regarding recommended nominations, with a determination to be made regarding the slate of Directors to be nominated in the Proxy Statement.

In considering new candidates and existing Board members for nomination to the Board, this year the Nominating

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Board Governance

and Corporate Governance Committee and the Board evaluated the following:

•
Board and Committee needs in order to be able to fulfill responsibilities related to strategic oversight, succession planning, ERM and other fiduciary duties;

•
Succession planning at the Board and Committee levels;

•
Individual performance record on the Board;

•
Individual characteristics, including:

-
Operating experience at senior levels;

-
Public company experience;

-
Real estate and investment expertise;

-
Board experience;

-
Strategic thinking with long term view on value creation for shareholders;

-
Effective communication skills and secure decision-making skills;

-
Independence and absence of red flags; and

-
Diversity of backgrounds and expertise necessary at the Board and Committee levels.

During 2016, in addition to reviewing qualifications for all Board members, the Nominating and Corporate Governance Committee reviewed qualifications for 43 potential Board candidates. These candidates, who were recommended by current Board members, were diverse in terms of gender, race, professional backgrounds and perspectives that they could bring to the Board. After researching the candidates' work experiences and skill sets, we invited nine candidates to go through an interview process. As the Board evaluated the candidates who were qualified and available to fulfill Board duties, we determined that Mark A. Alexander, Peter J. Farrell and Christopher J. Niehaus had the experience and skill sets needed at the Board and Committee levels, and invited these three individuals to join the Board. All three individuals already have taken on leadership roles and shown their value to the Board in work they have done related to audit, compensation, investment, strategic and governance topics.

Our Board feels confident that each of the 9 individuals we have nominated have the experience and skill sets necessary to fulfill all Board and Committee responsibilities. We encourage you to review our Board accomplishments and biographies, and to vote for all 9 Board candidates.

Board Refreshment

In March 2017, the Board resolved to eliminate the mandatory retirement age for Board members, and instead make a commitment to actively refreshing the Board based on annual performance reviews and an evaluation of the skills and experience necessary to fulfill the Board's responsibilities to shareholders. We believe that we demonstrated our commitment to actively refreshing our Board during 2016, based on our recruitment of three extremely qualified new Directors, and reducing the size of our Board from 12 to 9 members as of the Annual Meeting.

Changes to Board Governance

In January 2015, the Board resolved to opt out of the provision of the Maryland Unsolicited Takeover Act that, absent such resolution, would have permitted the Board to unilaterally divide itself into classes without shareholder approval (commonly referred to as a "classified board"). Although the Company does not currently have a classified board, by opting out of this provision the Board cannot create a classified board in the future without shareholder approval.

In September 2015, we amended our Bylaws to include an exclusive forum provision that specifies the Circuit Court of Baltimore City, Maryland as the exclusive forum for shareholders to file derivative and other corporate law claims. The Board determined that adoption of this provision is in the best interests of the Company and its shareholders for a number of reasons, including, among others, the importance of preventing unnecessary diversion of corporate resources to address costly, wasteful and duplicative multi-forum litigation, facilitating increased consistency and predictability in litigation outcomes for the benefit of the Company and its shareholders and recent statutory developments and case law developments in other jurisdictions upholding the Board's authority to adopt such bylaws and their validity. Given that the Company is organized and incorporated under the laws of the State of Maryland, the Board believed that adopting this provision reduced the risk that Maryland General Corporation Law would be misapplied by a court in another jurisdiction and the risk of inconsistent outcomes when two similar cases proceed in different courts. In addition, the Circuit Court of Baltimore City offers a system of specialized courts to deal with corporate law questions, with streamlined procedures and processes that help provide relatively quick decisions. This accelerated schedule can limit the time, cost and uncertainty of protracted litigation for all parties. The Board also determined that the amendment preserved the ability of the Company to consent to an alternative forum and, importantly, preserves the ability of our shareholders to bring, subject to applicable law, the types of litigation addressed by the amendment.

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Board Governance

This action by the Board was not taken in reaction to any specific litigation in which our Company had been involved; rather, it was taken to proactively prevent potential future harm to the Company and our shareholders. The Board was aware that certain proxy advisors, and even some institutional shareholders, take the view that they will not support an exclusive forum provision unless the Company adopting it can show it already has suffered material harm as a result of multiple shareholder suits filed in different jurisdictions regarding the same matter. Fortunately, we have not yet been faced with such a situation. Nonetheless, the Board was aware that multi-forum shareholder litigation is increasingly common and believed that it was prudent and in the best interest of our shareholders to take this preventive measure, and that the vast majority of our shareholders would appreciate the protection against unnecessary duplicative costs and the certainty and predictability of litigating in a Maryland court.

In January 2016, the Board amended our Bylaws to change the voting standard for the election of Directors in uncontested elections, from a plurality voting standard to a majority voting standard. Under this voting standard, each nominee is elected by a majority of the total votes cast with respect to such nominee by the shareholders present, in person or by proxy, at the meeting. However, a plurality voting standard will continue to apply if the number of nominees for election to the Board exceeds the number of Directors to be elected at that meeting and in certain other contested elections.

In order to aid with the implementation of the majority voting standard, the Board simultaneously updated the Company's Corporate Governance Guidelines to require incumbent Director nominees that do not receive a majority of the votes cast in uncontested elections to submit an offer of resignation in writing to the Board promptly after the certification of the election results. In such instances, the Nominating and Corporate Governance Committee of the Board will review and make a recommendation to the Board as to whether such resignation should be accepted or rejected within 90 days of the certification of the election results. The Company would then publicly disclose the Board's determination regarding any such tendered resignation and the rationale behind its decision in a Current Report on Form 8-K filed with the SEC. Our Corporate Governance Guidelines, which are further described under Director Independence above, can be found in the "Investor Relations" section of the W. P. Carey website, www.wpcarey.com.

Proxy Access

In March 2017, after conducting an extensive evaluation of best practices in corporate governance and outreach to several of our largest investors, the Board determined to amend the Company's Bylaws to allow for proxy access for shareholders. As described in our Form 8-K filed with the SEC on March 21,

2017, we adopted what we believe to be the most prevalent proxy access model, the so-called "3/3/20/20" structure, which generally enables a shareholder or a group of up to 20 shareholders who have held 3 percent of the Company's stock for 3 years to nominate up to 20 percent of the Board. The following is a summary of the provisions related to our new proxy access bylaw and is qualified in its entirety by reference to a complete set of our Bylaws:

Shareholders' Eligibility to Nominate

As amended, our Bylaws generally permit any shareholder or group of up to 20 shareholders who have maintained continuous qualifying ownership of at least 3% or more of the Company's outstanding common stock for at least the previous three years to include a specified number of director nominees in the Company's proxy materials for its annual meeting of stockholders.

Number of Shareholder-Nominated Candidates

The maximum number of shareholder-nominated candidates will be equal to the greater of: (a) two candidates or (b) 20% of the directors in office at the time of nomination. If the 20% calculation does not result in a whole number, the maximum number of shareholder-nominated candidates would be the closest whole number below 20%. Shareholder-nominated candidates that the Board of Directors determines to include in the proxy materials as Board-nominated candidates will be counted against the 20% maximum.

Calculation of Qualifying Ownership

As more fully described in our Bylaws, a nominating shareholder will be considered to own only the shares for which the shareholder possesses the full voting and investment rights and the full economic interest (including the opportunity for profit and risk of loss). Under this provision, borrowed or hedged shares do not count as "owned" shares. A shareholder will be deemed to "own" shares that have been loaned by or on behalf of the shareholder to another person if the shareholder has the right to recall such loaned shares, undertakes to recall, and does recall such loaned shares prior to the record date for the annual meeting and maintains qualifying ownership of such loaned shares through the date of the meeting.

Procedure for Selecting Candidates in the Event the Number of Nominees Exceeds 20%

If the number of shareholder-nominated candidates exceeds 20% of the directors in office, each nominating shareholder will select one shareholder-nominated candidate, beginning with the nominating shareholder with the largest qualifying ownership and proceeding through the list of nominating shareholders in descending order of qualifying ownership until

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Board Governance

the permitted number of shareholder-nominated candidates is reached.

Nominating Procedure

In order to provide adequate time to assess shareholder-nominated candidates, requests to include shareholder-nominated candidates in the Company's proxy materials must be received no earlier than 150 days and no later than 120 days before the anniversary of the date that the Company mailed its proxy statement for the previous year's annual meeting of stockholders.

Information Required of All Nominating Shareholders

As more fully described in the Company's Bylaws, each shareholder seeking to include a director nominee in the Company's proxy materials is required to provide certain information, including:

•
Proof of qualifying stock ownership as of the date of the submission and the record date for the annual meeting, and an agreement to maintain qualifying ownership through the date of the meeting;

•
The shareholder's notice on Schedule 14N required to be filed with the SEC;

•
The written consent of the shareholder nominee to being named in the proxy statement and serving as a director, if elected; and

•
A completed director questionnaire signed by the nominee.

Nominating shareholders are also required to make certain representations and agreements regarding:

•
Lack of intent to effect a change of control;

•
Intent to maintain qualifying ownership through the date of the annual meeting;

•
Only participating in the solicitation of their nominee or Board of Director's nominees; and

•
Complying with solicitation rules and assuming liabilities related to indemnifying the Company against losses arising out of the nomination.

Information Required of All Shareholder Nominees

Each shareholder nominee is required to provide the representations and agreements required of all nominees for election as director, including certain items noted in our Bylaws that we believe are consistent with current market practice.

Disqualification of Shareholder Nominees

A shareholder nominee would not be eligible for inclusion in the Company's Proxy Statement under certain circumstances enumerated in our Bylaws, which we believe to be consistent with current market practice.

Supporting Statement

Nominating shareholders are permitted to include in the proxy statement a 500-word statement in support of their nominee(s). The Company may omit any information or statement that it believes would violate any applicable law or regulation.

Shareholder Bylaw Amendment (Proposal Five)

Also as part of our ongoing governance enhancements, we are proposing an amendment to our Charter to allow shareholders to amend our Bylaws. The proposed amendment is described in Proposal Five in this Proxy Statement and will become effective only if it is approved by the requisite vote of our shareholders. See Proposal Five on page 67.

Increase in Ownership Limitations (Proposal Six)

As part of its overall review of our corporate governance, our Board carefully considered the advantages and disadvantages of increasing the single-shareholder ownership limitation in our Charter from 7.9% to 9.8%. After weighing these considerations, and upon the recommendation of the Nominating and Corporate Governance Committee, the Board has concluded that such an increase has the potential to enhance our ability to attract increased equity investments from institutional investors without jeopardizing our ability to maintain our REIT status, and ultimately help grow long-term value for all shareholders. This proposed Charter amendment is described in Proposal Six of this Proxy Statement and will become effective only if it is approved by the requisite vote of our shareholders. See Proposal Six on page 68.

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Compensation of the Board of Directors

Our non-executive Directors are paid in two principal ways. They are paid an annual cash retainer of $90,000 and a restricted share award, or RSA, on July 1 of each year, with a grant date value of $80,000, which we refer to in this Proxy Statement as Director RSAs. Director RSAs, which are scheduled to vest in full on the first anniversary of the grant and have voting and dividend rights, are currently granted under the W. P. Carey Inc. 2009 Non-Employee Directors' Incentive Plan (the "Director Plan"). If the 2017 Share Incentive Plan presented in Proposal Four is approved, current dividends will no longer be paid on Director RSAs granted under that plan. The fees as of the date of this Proxy Statement are:

Cash

All Independent Directors	$90,000

Non-Executive Chairman	$75,000

Audit Committee Chair	$20,000

Nominating and Corporate Governance Chair	$10,000

Compensation Committee Chair	$15,000

Investment Committee Chair	$7,500

Non-Executive Vice Chair	$40,000

Stock

Form of payment: A restricted share award, or RSA, on July 1, with a grant date value of $80,000. Time of payment: Shares vest in full on the first anniversary of the grant.

Certain Directors also receive compensation for serving as chairs of various committees. Mr. Griswold received $87,500 for serving as Non-Executive Chair during 2016; he was paid at a rate of $100,000 annually through June, when the rate was changed to $75,000 annually to reflect the appointment of Ms. VanDeWeghe as Vice Chair during the year. Ms. VanDeWeghe received a pro-rated amount of $20,000 for serving as Vice Chair since April 2016, at a rate of $40,000 annually, and a pro-rated amount of $5,000 for serving as Chair of the Nominating and Corporate Governance Committee since April 2016, when she succeeded the prior Chair, Dr. Marston, who received $5,000 for serving as Committee Chair through April 2016. Mr. Parente received $20,000 for serving as Chair of the Audit Committee. Mr. Mittelstaedt received the pro-rated amount of $11,250 for serving as Chair of the Compensation Committee through September 2016, at a rate of $15,000 annually. Dr. Marston also received the pro-rated amount of $3,750 for serving as Chair of the Finance & Strategic Planning Committee (which as noted above was disbanded in January 2017) since its establishment in April 2016 at a rate of $7,500 annually. Directors Coolidge, Hansing, Hoysradt, Marston and van Ommen each received an additional $20,000 for serving on the Investment Committee of the CAM Advisory Board,

while Dr. von Köller received a $15,000 pro-rated amount for such service, and Mr. Coolidge also received an additional $20,000 fee for serving as Chair of that Committee. Starting in 2017, Mr. Niehaus will receive $7,500 for serving as Chair of the new Investment Committee, although the remaining members will no longer receive any additional compensation for serving on that committee. Messrs. Farrell and Alexander began to receive their fees of $15,000 and $20,000 annually in 2017 for serving as Chairs of the Compensation and Audit Committees, respectively.

Mr. Mark J. DeCesaris was a Director during 2016, but because he became an officer of the Company on February 10, 2016, he did not receive any Director fees after that, having previously received a quarterly payment of $22,500. Mr. Trevor P. Bond, who served as our Chief Executive Officer until February 10, 2016, also served simultaneously as a Director and as such did not receive any Director fees. The compensation received by Messrs. DeCesaris and Bond as officers of the Company is discussed in the compensation tables for Executive Officers, which are presented later in this Proxy Statement.

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Compensation of the Board of Directors

2016 DIRECTOR COMPENSATION TABLE

The following table sets forth information concerning the total compensation of the individuals who served as Non-Employee Directors during 2016, including service on all committees of the Board as well as the Investment Committee, as described above:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)

Mark A. Alexander(3)	22,500	—	—	22,500

Nathaniel S. Coolidge	130,000	79,984	1,138	211,122

Mark J. DeCesaris(4)	22,500	—	—	22,500

Peter J. Farrell	45,000	79,984	1,138	126,122

Benjamin H. Griswold, IV	177,500	79,984	1,138	258,622

Axel K.A. Hansing	110,000	79,984	1,138	191,122

Jean Hoysradt	110,000	79,984	1,138	191,122

Karsten von Köller	82,500	79,984	1,138	163,622

Dr. Richard C. Marston	118,750	79,984	1,138	199,872

Robert E. Mittelstaedt, Jr.	78,750	79,984	1,138	159,872

Christopher J. Niehaus(3)	22,500	—	—	22,500

Nick J.M. van Ommen	110,000	79,984	1,138	191,122

Charles E. Parente	110,000	79,984	1,138	191,122

Mary M. VanDeWeghe	115,000	79,984	1,138	196,122

Reginald Winssinger	90,000	79,984	1,138	171,122

(1)
Amounts reflect the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") with respect to awards of 1,155 Director RSAs received, if any, in 2016. There were no option awards, non-equity incentive compensation, or nonqualified deferred compensation granted to the Non-Employee Directors during 2016. For these Directors, the grant date fair value of each Director RSA, computed in accordance with FASB ASC Topic 718, was $69.25 on July 1, 2016. The assumptions on which these valuations are based are set forth in Note 15 to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Form 10-K"). For Dr. von Köller and Mr. Mittelstaedt, these awards vested on the date they left the Board in September 2016 under the terms of the Director Plan. For Mr. Parente, this award and all Director RSUs held by him vested upon his death in November 2016.
(2)
Reflects dividends on the Stock Awards shown in the table during 2016, which were paid on October 15, 2016.
(3)
Messrs. Alexander and Niehaus joined the Board on September 21, 2016, after the date that the annual Director RSAs are granted, which is set at July 1 each year under the terms of the Director Plan. In order to address that timing issue, the Board of Directors determined that, if they remain on the Board at July 1, 2017, which is the date that the Director RSAs granted to all of the other Board members on July 1, 2016 will vest, Messrs. Alexander and Niehaus will receive a cash payment of $62,024, which is a pro-rated portion of the $80,000 value of the Director RSAs from the date that they joined the Board. This amount is not shown in the table above because it will not be earned until July 1, 2017. For 2016, they also received one quarter of the annual $90,000 Director cash retainer.
(4)
Mr. DeCesaris became the Company's Chief Executive Officer on February 10, 2016. As a result, he received one quarter of the $90,000 annual cash retainer for serving as Director through that date, but he did not receive the annual Director RSA award because he became the Company's CEO prior to the July 1, 2016 grant date for that award. For additional information on Mr. DeCesaris's compensation as an officer of the Company, see the Compensation Tables for Executive Officers presented later in this Proxy Statement.

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Compensation of the Board of Directors

DIRECTOR STOCK COMPENSATION TABLE

The following table reflects the Director RSAs, which were first granted in 2013, as well as any restricted stock units, or RSUs, which were granted in previous years and are referred to in this Proxy Statement as Director RSUs, held by the individuals listed in the previous table, as of December 31, 2016, if any.

	Total RSU Awards (#)	Total RSA Awards (#)

Nathaniel S. Coolidge	8,521	1,155

Peter J. Farrell	0	1,155

Benjamin H. Griswold, IV	8,521	1,155

Axel K.A. Hansing	3,236	1,155

Jean Hoysradt	0	1,155

Dr. Richard C. Marston	3,236	1,155

Nick J.M. van Ommen	3,236	1,155

Mary M. VanDeWeghe	0	1,155

Reginald Winssinger	8,521	1,155

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Corporate Governance
In 2016, we continued to add to our strong governance foundation of prudent management and conservative compensation that our late founder established nearly 44 years ago.

Because we believe that a company's governance tone is set at the top, we are proud to report on the Board-level governance provisions that we added during the past year, many of which we believe you will recognize as best practices. They include:

•
During the last year, we engaged in a thoughtful and disciplined Board refreshment exercise that brought us 3 new Board members and are reducing the size of our Board from 12 to 9 people as of the Annual Meeting. We also reduced our average Board tenure from 8 years to 4 years and our average Board age from 70 to 65. This process included:

-
Hiring independent Board experts at The Miles Group to help us perform a Board evaluation and obtain feedback on Board effectiveness at both the group and individual Director levels.

-
A review of our succession planning for the Board as a whole and for each committee of the Board, including our commitment to identify and consider diverse candidates as part of Board searches;

-
A determination of our optimal Board size;

-
The decision to eliminate a mandatory retirement age for Directors, and to commit to actively review all Directors on an annual basis and refresh the Board as appropriate (as we did in 2016);

-
Additional provisions to limit over-boarding by our Directors; and

-
A refreshment of our Board committee structure and leadership to ensure that the Board is able to fulfill all of our responsibilities related to strategic oversight, executive succession planning, risk management, and general fiduciary responsibilities.

•
We determined that it was good corporate governance to consider amending our Charter and Bylaws to allow for proxy access and shareholder amendment of bylaws. After outreach to our largest investors to confirm that our planned bylaw features conformed with expectations, we adopted the 3/3/20/20 structure for proxy access and have included a proposal to amend our Charter to allow for shareholder bylaw amendments in this Proxy Statement.

•
We have also determined to include in this Proxy Statement a proposal to amend our Charter in order to increase our single-shareholder ownership limitation to 9.8%.

These actions added to our already well regarded governance profile. Critical components of our governance profile include:

•
A separation between our independent Board Chair and our CEO;

•
A Board comprised of all independent Directors except for the CEO;

•
The annual election of Directors;

•
Majority voting for Directors;

•
The absence of a poison pill;

•
A considered approach to executive compensation and reliance on a carefully constructed group of compensation peers;

•
Excellent internal pay parity, including a pay ratio between our CEO and next-most senior Named Executive Officer, or NEO, of less than two;

•
Sound compensation practices including an anti-hedging policy, a clawback provision, strong Director and executive stock ownership guidelines and a robust annual compensation risk assessment; and

•
A ranking as a governance "outperformer" by Sustainalytics, which put us at the 85th percentile for governance among our peers including an "outperformer" designation for "board/management quality and integrity."

These governance provisions are supplemented by our Code of Ethics and provisions governing related party transactions, which are important elements of our overall approach to governance and are described below.

Code of Ethics

Our Code of Business Conduct and Ethics, which we refer to in this Proxy Statement as the Code of Ethics, sets forth the standards of business conduct and ethics applicable to all of our employees, including our Executive Officers and Directors. The Code of Ethics is available on the Company's website, www.wpcarey.com, in the "Investor Relations" section. We also intend to post amendments to or waivers from the Code of Ethics, to the extent applicable to our principal executive officer, principal financial officer and principal accounting officer, at this location on the website; however, no such amendments or waivers have been granted to date.

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Corporate Governance

Certain Relationships and Related Transactions

Policies and Procedures with Respect to Related Party Transactions

The Executive Officers and Directors are committed to upholding the highest legal and ethical conduct in fulfilling their responsibilities and recognize that related party transactions can present a heightened risk of potential or actual conflicts of interest. Employees, officers and Directors have an obligation to act in the best interest of the Company and to put such interests at all times ahead of their own personal interests. In addition, all employees, officers and Directors of the Company should seek to avoid any action or interest that conflicts with or gives the appearance of a conflict with the Company's interests. According to the Code of Ethics, a conflict of interest occurs when a person's private economic or other interest conflicts with, is reasonably expected to conflict with, or may give the appearance of conflicting with, any interest of the Company. The following conflicts of interest are prohibited, and employees, officers and Directors of W. P. Carey must take all reasonable steps to detect, prevent, and eliminate such conflicts:

•
Working in any capacity—including service on a board of directors or trustees, or on a committee thereof—for a competitor while employed by the Company.

•
Competing with the Company for the purchase, sale or financing of property, services or other interests.

•
Soliciting or accepting any personal benefit from a third party, including any competitor, customer or service provider, in exchange for any benefit from the Company. Applicable Company policies may permit the acceptance of gifts and entertainment from third parties, subject to certain limitations. Individuals are expected to adhere to these policies where applicable and in general to limit acceptance of benefits to those that are reasonable and customary in a business environment and that are not reasonably likely to improperly influence the individual.

Other conflicts of interest, while not prohibited in all cases, may be harmful to the Company and therefore must be disclosed in accordance with the Code of Ethics. The Chief Ethics Officer of the Company or, in his or her absence, the Company's Chief Legal Officer, has primary authority and responsibility for the administration of the Code of Ethics subject to the oversight of the Nominating and Corporate Governance Committee or, in the case of accounting, internal accounting controls or auditing matters, the Audit Committee.

Transactions with Managed Programs

Through wholly-owned subsidiaries, W. P. Carey earns revenue as the advisor to the Managed Programs, its series of non-traded investment programs. The Company has also entered into certain transactions with the Managed Programs, such as the merger of Corporate Property Associates 16—Global Incorporated with and into us in January 2014 (the "CPA®:16 Merger"). For more information regarding these transactions and the fees received by the Company from the Managed Programs, see Notes 3 and 4 to the consolidated financial statements in the 2016 Form 10-K.

Certain Legal Proceedings

On March 18, 2008, the SEC filed a civil action against Mr. John J. Park, one of our current NEOs, in the United States District Court for the Southern District of New York, in connection with certain actions taken in his capacity as the Chief Financial Officer of our predecessor, W. P. Carey & Co. LLC. Without admitting or denying the allegations in the complaint, Mr. Park resolved the action by consenting to the entry of a judgment permanently enjoining him from violating various provisions of the federal securities laws. In addition, Mr. Park paid a civil penalty and was precluded from acting as an officer or director of a public company for a period of five years. Final judgment was entered by the court on March 19, 2008.

Reginald H. Winssinger Family Investments

Members of the family of Director Reginald H. Winssinger are co-investors with the Company in one of the Company's investments in France, which were consummated in 2001. These ownership interests were consummated at arms-length and are subject to substantially the same terms as all other ownership interests in the investment.

Proxy Statement and Notice of 2017 Annual Meeting      |     25

Corporate Responsibility Initiatives Supporting Environmental and Social Governance Goals

"By its nature, our work promotes jobs and prosperity. Doing Good While Doing Well® means that when we are financing properties for companies, we are also helping the communities those companies serve. It is important to always ask, 'What is the impact of what we are doing? What is good for society? What is good for the country?"'

—Wm. Polk Carey, Founder, W. P. Carey Inc.
2001

Environmental Practices

Our commitment to sustainability is largely demonstrated by how we manage our day-to-day activities in our corporate offices, including but not limited to our:

•
Use of energy-saving and longer-lasting CFL and LED light bulbs

•
Deployment of aerator adapters to help manage water flow

•
Use of recycled paper where possible and active recycling of materials

•
Recycling of cell phones and donation of used office equipment

Substantially all of our properties are net leased to our tenants, who are responsible for maintaining the buildings and are in control of their energy usage and environmental sustainability practices.

Corporate Citizenship

Wm. Polk Carey was an entrepreneur, a pioneer in global corporate finance and a philanthropist for more than six decades. His career can be defined by two core principles from which he founded W. P. Carey in 1973: Investing for the Long Run® and Doing Good While Doing Well®. He believed—as we do today—that our business by its very nature promotes prosperity, but he also believed that his responsibility did not end there.

In 1988, he established the W. P. Carey Foundation to support educational institutions and to promote business education,

with the larger goal of improving America's competitiveness in the world. As a result of its support, thousands of young people around the country and abroad have seen increased educational opportunities.

We continue to consider good corporate governance to include being a good corporate citizen. We believe that it is our responsibility to give back to our communities. We also believe that our ability to recruit and retain top talent, to be welcomed in our communities, and to withstand whatever vicissitudes inevitably come our way depend on our having established ourselves as being understanding of—and responsive to—the core values of the places in which we operate. We therefore have created and maintain a number of programs that showcase the Company and its people as good stewards of our communities and trustworthy colleagues, managers and citizens.

Our Carey Forward program was established in 2012 shortly after the passing of Wm. Polk Carey and was inspired by his generosity. We have continued growing the Carey Forward program by demonstrating a sustained enthusiasm for building and fostering productive relationships between our company and our communities. The program is funded by the Company and encourages employees to become involved in philanthropic and charitable activities, devote their time and resources to meaningful causes and initiatives, and bring to philanthropic and community organizations the same level of skill and excellence they devote to their professional responsibilities. Although the organizations and activities we support can vary, our focus is on enhancing and further improving our communities through youth development and education, hunger relief, healthcare, animal welfare, and arts and restoration. Through the program, employees bring the same qualities to our community as they do to their professional work: excellence, commitment and, perhaps most important, Doing Good While Doing Well®.

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Corporate Responsibility Initiatives Supporting Environmental and Social Governance Goals
Employee Wellness

The health and wellness of our employees and their families are paramount and our comprehensive benefits package is designed to address the changing needs of employees and their dependents.

We focus on both the financial and physical well-being of our employees. To assist our employees with retirement planning, we have a company-sponsored profit sharing plan under which the Company contributes 10% of an employee's total cash compensation, up to the annual IRS limitations, into the employee's retirement account, as well as an employee-funded 401(k) plan. We offer broad healthcare coverage, funded by the Company, and the Carey Fund, which provides an additional $2,000 per employee for medical expenses that are not covered by insurance. Our Carey Wellness program provides our employees with education and practical guidance on nutrition, stress management and general healthy living matters that they can apply both in and out of the office.

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Executive Officers

We believe that our corporate governance creates the framework that makes our performance sustainable over the long term. Our Executive Officers are, of course, critical to creating and executing on the strategies that make us who we are.

Our Executive Officers have been focused on creating value for our shareholders, with the following being key undertakings during 2016:

•
Management undertook with the Board a full review of W. P. Carey's strategy and various alternatives to ensure that our business was thoroughly vetted and our strategy constitutes the best path to creating long-term shareholder value going forward.

•
After his appointment in February 2016, our CEO, Mark DeCesaris, initiated a comprehensive business plan focused on six key priorities—growth, diversification, operational efficiency, balance sheet strength and flexibility, proactive asset management and transparency—with the long-term objective of improving the overall quality of our earnings.

-
Growth—We acquired approximately $544 million of total investments at attractive capitalization rates and lease terms averaging 20 years.

-
Diversification—Our owned real estate portfolio comprises more than 900 net lease properties and covers 88 million square feet net leased to 217 tenants, with an occupancy rate of 99.1%.

-
Operational Efficiency—We initiated cost-cutting measures that resulted in sustainable savings of approximately $21 million in 2016 and will have ongoing positive impact on the Company going forward.

-
Balance Sheet Strength and Flexibility—We continued to make significant progress in transitioning the Company to a more traditional REIT balance sheet by accessing both the equity and debt capital markets in 2016 and did so at attractive pricing.

-
Proactive Asset Management—We selectively disposed of 33 properties and a parcel of land for a total of $636.1 million, addressed the vast majority of our near term lease renewals and extended our portfolio's weighted average lease term to 9.7 years.
  -
  Transparency—We conducted more than 250 meetings with equity and fixed income investors in the U.S. and Europe.

•
As a result of management's accomplishments, during 2016, we grew funds from operations, as adjusted, or AFFO, per diluted share to $5.12, representing an increase of 2.6% over the prior year. These results reflected our cost reduction initiatives, a growth in our asset management fees within our Investment Management business and lower interest expense, which were partially offset by lower structuring revenues from our Managed Programs.

•
With a focus on paying stable dividends, during 2016 we raised our dividend to $3.93 per share, an increase of 2.6% compared to total dividends declared during 2015 of $3.83 per share. In keeping with our conservative approach, we maintained a payout ratio of 77% relative to AFFO on a full-year basis.

The Company believes that AFFO is a useful supplemental measure that assists investors to better understand the underlying performance of its business segments. AFFO does not represent net income or cash flow from operating activities that are computed in accordance with accounting principles generally accepted in the United States ("GAAP") and should not be considered an alternative to net income or cash flow from operating activities as an indicator of the Company's financial performance. This non-GAAP financial measure may not be comparable to similarly titled measures of other companies. Please refer to the Company's Current Report on Form 8-K filed with the SEC on February 23, 2017 for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure in the Company's consolidated financial statements for the fiscal year ending December 31, 2016.

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Executive Officers

Executive Officers

The Company's Executive Officers are determined by the Board of Directors. Other than Mark DeCesaris, who is CEO of the Company and a Director, the Executive Officers are as follows:

Jason E. Fox, President, Age 44

Mr. Fox has served as President of W. P. Carey since June 2015 and currently oversees both the investment and asset management activities of the Company and the CPA® REITs. Mr. Fox also served as Head of Global Investments for W. P. Carey from April 2015 to December 2016, after serving in various capacities with increasing responsibilities in the Investment Department since joining the Company in July 2002. During his tenure, Mr. Fox has been responsible for sourcing, negotiating, and structuring acquisitions on behalf of W. P. Carey and the CPA® REITs. Mr. Fox graduated magna cum laude from the University of Notre Dame, where he earned a B.S. in Civil Engineering and Environmental Science. He received his M.B.A. from Harvard Business School.

Mark M. Goldberg, President, Investment Management, Age 55

Mr. Goldberg has served as President of Investment Management since March 2015. He also serves as President of Carey Credit Advisors, LLC, a subsidiary of the Company and the Registered Investment Advisor for the Company's business development company fund, and is Chairman of Carey Financial, LLC's Board of Managers. Previously, Mr. Goldberg served as President of Carey Financial, LLC, the Company's broker-dealer subsidiary, from 2008 to March 2015. Prior to W. P. Carey, Mr. Goldberg was President and Chief Executive Officer of Royal Alliance Associates, Inc., an independent broker-dealer and member of one of the nation's largest networks of independent Financial Advisors. Previously, Mr. Goldberg was Executive Vice President of SunAmerica Financial Network and served as President of SunAmerica's securities affiliate in Tokyo. Mr. Goldberg joined the Investment Program Association's ("IPA") Board of Directors in 2010 and served as Chairman from 2014 to 2015. He holds a B.A. in Economics from Yeshiva University and attended graduate studies in finance at Baruch College.

John J. Park, Director of Strategy and Capital Markets, Age 52

Mr. Park has served as Director of Strategy and Capital Markets of W. P. Carey since March 2016, after serving in various capacities since joining the Company as an investment analyst in 1987, including most recently as Director of Strategic Planning. During his tenure, he has spearheaded the transactions that have transformed the company, including consolidation and listing of CPA®:1-9 as Carey Diversified LLC in 1998, its merger with W. P. Carey & Co. Inc. in 2000, liquidity transactions of CPA®:10, CIP®, CPA®:12 and CPA®:14 and the Company's merger with CPA®:15 and REIT conversion in 2012. Mr. Park received a B.S. in Chemistry from Massachusetts Institute of Technology and an M.B.A. in Finance from Stern School of Business at New York University. He also serves as a trustee of the W. P. Carey Foundation.

ToniAnn Sanzone, Chief Financial Officer, Age 40

Ms. Sanzone was appointed Chief Financial Officer in February 2017, having served as Interim Chief Financial Officer since October 2016 and as Chief Accounting Officer since June 2015. She also served as Chief Financial Officer of CPA®:17—Global and CPA®:18—Global from October 2016 to March 2017, having previously served as Chief Accounting Officer of each since August 2015. In addition, Ms. Sanzone served as Chief Financial Officer of CWI 1 and CWI 2 from October 2016 to March 2017. Prior to joining the Company as Controller in April 2013, Ms. Sanzone worked from 2006 to 2013 at iStar Inc., a publicly-traded, fully integrated finance and investment company, where she served in various capacities, including most recently as Corporate Controller. From 2004 to 2006, Ms. Sanzone served in various accounting and financial reporting roles at Bed Bath and Beyond, Inc., a publicly traded company. Ms. Sanzone also held various positions in the assurance and advisory services practice of Deloitte LLP from 1998 to 2004. Ms. Sanzone is a Certified Public Accountant licensed in the states of New York and New Jersey. She graduated magna cum laude with a B.S. in Accounting from Long Island University, C.W. Post (now LIU Post).

Proxy Statement and Notice of 2017 Annual Meeting      |     29

Proposal Two: Advisory Vote on Executive Compensation

The Board and the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, value the opinions expressed by shareholders in their vote on this proposal and will review and consider the outcome of the vote when making future decisions on executive compensation.

At our annual meeting of stockholders held on June 19, 2014, the Board recommended, and stockholders voted, to hold this advisory vote, known as a "Say on Pay" vote, every year, with which the Board agreed. Accordingly, in this Proposal Two, stockholders are being asked to vote on the following resolution:

  RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis and the related compensation tables and narrative discussion in this Proxy Statement.

The Company's goal is to maintain an executive compensation program that fosters the short- and long-term goals of the Company and its shareholders. The Company seeks to accomplish this goal by motivating the Company's senior leadership group to achieve a high level of financial performance. The Company believes that its executive compensation program is designed to align executive pay with the Company's performance and to motivate management to make sound financial decisions that increase the value of the Company.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast by the stockholders, in person or by proxy, is necessary for approval of Proposal Two. However, as an advisory vote, Proposal Two is not binding upon the Board, the Compensation Committee, or the Company.

The Board recommends a vote FOR the approval, on an advisory basis, of the foregoing resolution approving the Company's executive compensation.

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Executive Compensation

Compensation Discussion and Analysis

The following pages discuss the process and philosophy guiding 2016 compensation decisions for the following NEOs:

•
Mark J. DeCesaris – Chief Executive Officer

•
Jason E. Fox – President

•
Mark M. Goldberg – President, Investment Management

•
John J. Park – Director of Strategy and Capital Markets

•
ToniAnn Sanzone – Chief Financial Officer (named interim CFO in October 2016 and CFO in February 2017)

•
Thomas E. Zacharias – Chief Operating Officer (retired from the Company on March 31, 2017)

Compensation Principles

The Company's executive compensation programs are structured in accordance with the following three basic principles, first established by the Company's late Founder, Mr. Wm. Polk Carey:

1 Compensation levels should be conservative and prudent	2 Compensation should adequately reward those who create value for the Company and its stockholders	3 Compensation should be tied to the financial performance of the Company

•

The Compensation Committee annually reviews the pay levels of our NEOs against reasonable peers and generally finds our base salaries to be conservative (e.g. aligned with the 25th percentile), and total compensation positioned between the 25th and 50th percentile.

•

Other than to recognize promotions, salaries for the NEOs have remained unchanged from 2015 to 2017

•

Approximately half of each NEO's pay opportunity is provided through equity-based compensation tied to long-term performance and vesting

•

The Committee believes that senior management pay outcomes over time should be aligned with the shareholder experience

•

Further, each of our NEOs is subject to rigorous stock ownership guidelines

•

More than 80% of each NEO's pay opportunity is at risk and subject to Company and/or stock price performance

•

Annual cash bonus payments are determined following a robust and holistic evaluation of financial and non-financial achievements

•

The ultimate value of annual equity awards is tied to long-term AFFO and relative Total Shareholder Return (TSR), which includes changes in the Company's stock price

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Executive Compensation

2016 Business Highlights

In addition to the framework set by these principles, the Compensation Committee considered a number of factors in determining 2016 compensation levels for the NEOs to help ensure alignment with the Company's performance in 2016. Among these factors were:

•
The Company's financial and market performance compared to prior years;

•
Performance against predefined objectives as set forth in the Company's 2016 business plan;

•
Performance versus a peer group of companies as well as the REIT industry generally, the broader economic environment, and the strategic goals and challenges faced by the Company in 2016.

The most material quantitative performance factors that the Compensation Committee considered in making 2016 compensation decisions were:

•
Total stockholder return – The Compensation Committee focused particularly on TSR performance. Over the past one-, three-, five-, and ten-year periods the Company delivered 6.6%, 4.9%, 13.9%, and 14.0% returns, on a compounded, annualized basis, respectively. Further, as shown in the graph below, while the Company outperformed the MSCI US REIT Index in the five- and ten-year periods, it underperformed that index in the one- and three-year periods. As discussed under Long-Term Incentive Awards below, TSR performance, in addition to being factored into 2016 compensation decisions, also directly impacts the payout of outstanding performance share units, or PSUs, granted in prior years because it is one of the two performance metrics utilized to determine the payout level of those performance-based awards.

WPC Rank Versus Companies in the MSCI US REIT Index

1-Year	3-Year	5-Year	10-Year
#109 of 147	#103 of 128	#58 of 110	#6 of 92

•
Dividends – With a focus on paying stable dividends, during 2016 we raised our annual dividend to $3.93 per share, an increase of 2.6% compared to total dividends declared during 2015 of $3.83 per share. In keeping with our conservative approach, we maintained a payout ratio of 77% relative to AFFO on a full year basis.
•
AFFO(1) – Generated growth in AFFO of $5.12 per diluted share in 2016, up 2.6% from $4.99 per diluted share in 2015.

Some of the specific financial results the Compensation Committee evaluated are set forth below.

Financial Metric	2016 Results	2015 Results	Change

Total Revenues (net of reimbursed expenses)	$849.7 million	$859.7 million	(1.2)%

Net Income Attributable to W. P. Carey	$267.7 million	$172.3 million	+55.4%

Diluted Earnings Per Share	$2.49	$1.61	+54.7%

Net Cash Provided by Operating Activities	$517.8 million	$477.3 million	+8.5%

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Executive Compensation

The Committee also considered the following supplemental metric:

Financial Metric	2016 Results	2015 Results	Change

AFFO(1)	$547.7 million	$531.2 million	+3.1%

(1)
The Company believes that AFFO is a useful supplemental measure that assists investors to better understand the underlying performance of its business segments. AFFO does not represent net income or cash flow from operating activities that are computed in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as an indicator of the Company's financial performance. This non-GAAP financial measure may not be comparable to similarly titled measures of other companies. Please refer to the Company's Current Report on Form 8-K filed with the SEC on February 23, 2017 for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure in the Company's consolidated financial statements for the fiscal year ending December 31, 2016.

While the quantitative results presented above influenced the Committee's decisions regarding 2016 compensation, the following accomplishments were also taken into consideration:

•
Management undertook with the Board a full review of W. P. Carey's strategy and various alternatives to ensure our diversified business model was thoroughly vetted and our strategy constitutes the best path towards long-term shareholder value going forward.

•
After he was appointed CEO in February 2016, Mark DeCesaris, initiated a comprehensive business plan focused on six key priorities – growth, diversification, operational efficiency, balance sheet strength and flexibility, proactive asset management and transparency – with the long-term objective of improving the overall quality of our earnings.

•
As a result of management's accomplishments, during 2016 we grew AFFO per diluted share to $5.12, representing an increase of 2.6% over the prior year. These results reflected our cost reduction initiatives, a growth in our asset management fees within our Investment Management business and lower interest expense, which were partially offset by lower structuring revenues from our Managed Programs.

•
With a focus on paying stable dividends, during 2016 we raised our dividend to $3.93 per share, an increase of 2.6% compared to total dividends declared during 2015 of $3.83 per share. In keeping with our conservative approach, we maintained a payout ratio of 77% relative to AFFO on a full year basis.

•
We continued our transition away from one-time structuring revenues. We believe that this transition to more stable, recurring annual lease revenue and recurring asset management revenue streams will better position the Company for more stable and predictable growth rates over the long-term.

2016 COMPENSATION HIGHLIGHTS

In determining 2016 cash bonus payments, 2017 base salaries and 2017 long-term incentive plan (LTIP) grant sizes, the Committee first noted that, even though it believed that the Company's overall financial performance in 2016 was relatively strong and that the Company in general had met or exceeded the expectations set forth in its 2016 business plan, the Company's stock had underperformed during the year for a variety of factors. Therefore, after taking into consideration the factors highlighted above, the Committee's compensation actions for the NEOs overall (other than any promotion-related adjustments) included:

•
Base salaries remained unchanged for 2017, except for Ms. Sanzone, who was promoted to CFO in February 2017.

•
The bonus for Mr. DeCesaris for 2016 was approximately 30% lower as compared to the 2015 cash bonus provided to our former CEO, Trevor P. Bond.
•
Cash bonus awards, paid in early 2017 in consideration of 2016 performance, remained unchanged for two NEOs (Messrs. Fox and Park), increased for Ms. Sanzone as a result of her additional responsibilities and were reduced from 2015 levels for the remaining NEOs.

•
2017 LTIP grant values remained largely unchanged from 2016 grant sizes, other than to recognize a change in role for both Ms. Sanzone and Mr. Fox.

•
NEOs received no payout from the TSR portion of the 2014-2016 performance share cycle. As a result, the PSU payout for the 2014-2016 performance cycle was at 150% of Target, solely due to the Company's strong 3-year AFFO/share growth performance.

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Executive Compensation

Results of 2016 Advisory Vote on Executive Compensation

At our 2016 Annual Meeting, approximately 97.2% of the votes cast were in favor of our "say-on-pay" proposal. The Compensation Committee considered the outcome of that advisory vote to be an endorsement of the Committee's compensation philosophy and implementation. That said, the Compensation Committee will continue to consider the outcome of the Company's "say-on-pay" votes and any other shareholder feedback when making future compensation decisions for the NEOs.

Compensation Philosophy and Decision Making Process

The Company's compensation philosophy and its processes for compensating Executive Officers are overseen by the Compensation Committee. This Committee currently consists of six Directors, each of whom is independent within the meaning of the Listing Standards of the Exchange. The Compensation Committee's responsibilities include setting the Company's executive compensation principles and objectives, setting and approving the compensation of Executive Officers, and monitoring and approving the Company's general compensation programs.

The Compensation Committee relies on input both from management and from its independent compensation consultant to assist the Committee in making its determinations. Although the Compensation Committee receives information and recommendations regarding the design of the compensation program and level of compensation for Executive Officers from these sources, the Compensation Committee retains the sole authority to make final decisions both as to the types of compensation awarded and compensation levels for these executives.

Compensation Philosophy

The Company's compensation programs are designed to align executive pay with Company performance and to motivate management to make sound financial decisions that increase the value of the Company. The Committee believes that a blend of incentive programs, based on both quantitative and qualitative performance objectives, is the most appropriate way to encourage not only the achievement of outstanding financial performance, but maintenance of consistent standards of teamwork, creativity, good judgment, and integrity. In determining the compensation of our NEOs, the Compensation Committee relies on a balance of formulaic and qualitative incentive programs, exercising its best judgment and taking into account the many aspects of performance that make up an individual's contribution to the Company's success.

For 2016 compensation, the Committee examined a broad range of information on financial performance, as described above. The Committee also reviewed information on the performance of and contributions made by individual Executive Officers and, in doing so, placed substantial reliance on information received from, and the judgment of, the CEO. While the Compensation Committee periodically reviews independent survey data, other public filings, and peer group data provided by its independent compensation consultant as market reference points, it does not explicitly target compensation levels at any particular percentile or other reference level.

Role of the Independent Compensation Consultant

Our Compensation Committee engages an independent consultant to provide guidance on a variety of compensation matters. In September 2016, the Committee engaged Frederic W. Cook, Inc. ("FW Cook"), a leading compensation consulting firm, as its independent compensation consultant. Prior to that date, the Committee had engaged FPL Associates L.P. ("FPL") as its independent compensation consultant since 2012. As part of its decision making process, the Committee conducted an assessment, as required by SEC rules, to determine if any conflicts of interest exist with regard to its engagement of both FPL and FW Cook. In conducting that assessment, the Committee reviewed a variety of factors, including those required by SEC rules, and determined that no conflict of interest existed for either firm.

In early 2016, FPL analyzed the Company's executive compensation practices and award levels against market and peer group practices generally in order to assist the Committee in determining appropriate compensation levels for the NEOs in light of the Company's performance during 2015 and the Company's then-ongoing strategic review. FPL also presented the Committee with historical peer group performance data that the Committee used, among other things, to set the 2016-2018 metrics and goals for PSUs as described below.

In early 2017, the Committee reviewed a report prepared by FW Cook on executive compensation practices and pay levels against market and peer group practices generally. That report was intended, among other things, to assist the Committee in determining appropriate compensation levels for NEOs given 2016 performance. FW Cook also presented the Committee with peer group incentive plan design information that the Committee considered in setting the 2017-2019 metrics and goals for PSUs, as described below. Finally, FW Cook recommended to the Committee the adoption of the Cash Inception Plan and the 2017 Share Incentive Plan presented for approval in Proposals Three and Four in this Proxy Statement.

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Executive Compensation

2016 Peer Comparison Group

When determining compensation levels for the NEOs, the Compensation Committee considers a number of external market reference points, including published survey data and the competitive pay levels of an established group of publicly traded peer companies. This peer comparison group consists of companies having similar characteristics to the Company, as noted below, and with whom the Company competes for executive talent. The Compensation Committee periodically reviews the peer group to determine what changes, if any, are appropriate. In June 2015, the Compensation Committee assessed the composition of the Company's peer group with the assistance of its then independent compensation consultant, FPL Associates, and determined to retain the then-existing peer group, which was comprised of 13 companies operating in the real estate investment and real estate asset management industries. This peer group was used for compensation and performance comparisons for 2016.

The companies included in the peer group generally had the following characteristics:

•
Companies operating in the property acquisition, development, management leasing, or REIT industries;

•
Companies with a multi-faceted strategic focus on either types of properties or the breadth of portfolio in scale or geographic distribution;

•
Companies with revenues, net investment in real estate, and/or market capitalization roughly equivalent to the Company; and

•
Publicly traded real estate and related financial companies headquartered in New York City.

The table below contains a list of the 2016 peer group companies.

2016 Peer Group

Digital Realty Trust	Liberty Property Trust

Duke Realty Corporation	Macerich Company

EPR Properties	National Retail Properties, Inc.

Federal Realty Investment Trust	Realty Income Corporation

iStar Financial, Inc.	Spirit Realty Capital, Inc.

Kimco Realty Corporation	Weingarten Realty Investors

Lexington Realty Trust

In March 2017, with the assistance of its current compensation consultant FW Cook, the Compensation Committee reassessed the composition of the Company's peer group and determined to revise the companies in our peer group to better reflect the Company's current business and size. Our peer group now comprises 17 companies operating in the real estate investment and real estate asset management industries. This peer group will be used for compensation and performance comparisons for 2017.

2017 Peer Group

Brixmor Property Group	Liberty Property Trust

Colony Northstar	Macerich Company

EPR Properties	National Retail Properties, Inc.

First Industrial Realty Trust	Prologis

Gramercy Property Trust	Realty Income Corporation

HCP	Spirit Realty Capital, Inc.

Healthcare Realty Trust	Tanger Factory Outlets

Kimco Realty Corporation	VEREIT

Lexington Realty Trust

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Executive Compensation

Elements of Compensation

The Company uses base salary, annual cash incentives, and long-term equity incentives, as well as a range of benefit plans, as tools to help achieve its compensation objectives. The Company's approach to the mix of compensation among these elements emphasizes variable compensation, including bonuses and long-term incentives in the form of stock-based awards, over fixed compensation. The emphasis on stock-based awards vesting over time helps to promote a long-term perspective and align management's interests with that of the Company's shareholders.

Element		Compensation Objectives and Key Features

Base Salary	Fixed	• Fixed compensation component that provides a minimum level of cash to compensate the Executive Officer for the scope and complexity of the position.
• Amounts based on an evaluation of the Executive Officer's experience, position, and responsibility, as well as intended to be competitive in the marketplace to attract and retain executives.

Annual Cash Incentive Award	At risk

•

Variable cash compensation component that provides incentive and reward to our Executive Officers based on the Compensation Committee's subjective assessment of annual corporate, departmental, and individual performance.

Long-Term Equity Incentives	At risk

•

Variable equity compensation designed to foster meaningful ownership of our Common Stock by management, to align the interests of our management with the creation of long-term shareholder value, and to motivate our management to achieve long-term growth for the Company.

• PSU awards under the LTIP are predicated on three-year performance based on absolute AFFO per share growth and relative TSR versus the MSCI US REIT Index.

Although the Compensation Committee examines market data, it does not target a specific percentile for each executive. Rather, the Compensation Committee uses the market median (50th percentile) as an initial reference point for the executive team, in aggregate, and then, based on performance, including the various financial metrics as outlined herein as well as TSR performance, adjusts incentive compensation levels (both cash and equity) in a corresponding manner.

While the Compensation Committee does not utilize a specific formula, base salary has generally comprised a relatively small portion of our CEO and other NEO pay (17% and 16% in 2016, respectively). The equity portion of pay has tended to represent approximately 50% of our Chief Executive Officer and other NEO total pay, based on the Committee's philosophy of aligning executive compensation with Company performance.

In determining compensation for a performance year, the Compensation Committee views the results for such year early in the following year, based on a variety of performance metrics, as outlined below. For 2016, the Committee made its determination in early 2017 with regard to the amounts of the 2016 cash bonus awards, which were payable in 2017, and those amounts are reflected in the Summary Compensation Table presented later in this Proxy Statement. At the same time as the cash bonuses were determined, the Committee also made a determination as to the size of the long-term equity incentive grants to be awarded to executives, with the size of the awards predicated in part on the 2016 performance year. Under SEC rules, although the grant date fair values of those awards are not required to be disclosed until the Company issues its Proxy Statement for its annual meeting to be held in 2018 (the "2018 Annual Meeting"), the Company has voluntarily reflected those values in the percentages shown on the following chart.

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Executive Compensation

For 2016, the mix for total compensation was:

Chief Executive Officer Pay Mix 2016	Other NEOs Pay Mix 2016

Base Salary

Base salary is intended to reflect job responsibilities and set a minimum baseline for compensation. The Company's overall philosophy is that, in most cases, base salaries for officers, including those for Executive Officers, are viewed as a significantly smaller component of their overall compensation than variable elements of compensation. When setting such salary levels, the Committee considered the following factors:

•
the nature and responsibility of the position;

•
the expertise of the individual executive;

•
changes in the cost of living and inflation;

•
the competitive labor market for the executive's services; and

•
the recommendations of the CEO with respect to Executive Officers who report to him.

Base salaries are subject to annual review by the Compensation Committee, which considers competitive market data provided by the Committee's independent compensation consultant.

When considering potential changes to base salaries for Executive Officers, the Committee also takes into consideration the impact on total compensation. Based on current and historical market analyses, base salaries have, in aggregate, approximated the market 25th percentile across the NEO group. The Committee may determine to adjust NEO salaries, individually or overall, at any time, although for 2016 it determined to keep base salaries flat for Mr. Park, Mr. Zacharias, and Mr. Fox, despite the fact that salary increases for employees overall were approximately 2%, and the increases for the other NEOs shown in the table below for 2016 were solely due to promotions, as described below. The annualized salary for Mr. Goldberg shown in the table below for 2016 reflects a change in the scope of his position and a related change to the composition of his compensation package, so that beginning in January 2016 he no longer received commissions on sales of the shares of the Managed Programs. When named CEO in February 2016, the Committee decided on an annual salary for Mr. DeCesaris of $700,000, which was equal to the annual salary provided to the former CEO, Trevor Bond. For a discussion of the Committee's deliberations regarding the initial salary established for Mr. DeCesaris when he became Chief Executive Officer in February 2016, see CEO Compensation below.

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Executive Compensation

WPC Executive	Title at March 31, 2017	2015		2016	2017

Mark J. DeCesaris(1)	Chief Executive Officer	NA		$700,000	$700,000

Jason E. Fox	President	$400,000	(2)	$400,000	$400,000

John J. Park	Director of Strategy and Capital Markets	$357,000		$357,000	$357,000

Thomas E. Zacharias	Chief Operating Officer	$357,000		$357,000	$357,000

Mark M. Goldberg(3)	President, Investment Management	$306,000		$500,000	$500,000

ToniAnn Sanzone(4)	Chief Financial Officer	$240,000		$300,000	$400,000

(1)
Mr. DeCesaris became CEO on February 10, 2016.
(2)
The annualized salary shown for Mr. Fox in 2015 reflects a change in the scope of his position during that year, when he became Head of Global Investments in April 2015, so it does not match the amount shown for him in that year in the Summary Compensation Table presented later in this Proxy Statement, which reflects the actual amount of salary received by him during the year.
(3)
The annualized salary for Mr. Goldberg shown in the table above for 2016 reflects a change in the scope of his position and a related change to the composition of his compensation package, so that effective as of January 2016 he no longer received commissions on sales of the shares of the Managed Programs. Those commissions are included in his salary shown in the Summary Compensation Table.
(4)
Ms. Sanzone served as Chief Accounting Officer, with an annual salary of $250,000 during 2016, until she was named Interim CFO in October 2016, when her annual salary was increased to $300,000. She became our CFO in February 2017 at which point the Committee approved an annual salary of $400,000 for 2017.

As previously discussed, after taking into consideration a recommendation from the CEO and discussions with FW Cook, the Committee decided not to adjust salaries for 2017, except in connection with Ms. Sanzone's promotion to CFO in February.

Annual Cash Incentives

Annual cash bonuses are intended to motivate Executive Officers to achieve Company goals, align executive pay with stockholder interests, and reward performance, both by the Company as a whole and by the individual Executive Officers. Annual cash incentive payments to NEOs are not based on rigid formulae and are at the discretion of the Compensation Committee. In awarding bonuses to Executive Officers, the Compensation Committee considered many factors including:

•
the Company's financial and market performance compared to prior years;

•
performance against predefined objectives as set forth in the Company's 2016 business plan;

•
progress toward achieving financial and non-financial goals and long-term objectives;

•
shareholder returns, both absolute and relative to other similarly situated REITs; and

•
unforeseen changes in the Company's operating environment during the year.

As discussed in the 2016 Business Highlights section above, 2016 was a year of transition and change initiated by Mr. DeCesaris as he assumed the role of CEO in February 2016. In addition to demonstrated growth in several key financial metrics, the Committee also took into consideration an impressive list of accomplishments achieved by the management team, including the Executive Officers, in growing AFFO per share in a time when structuring revenues were declining significantly and executing against the business plan initiated by Mr. DeCesaris focused on six key priorities, as described earlier in this report.

Finally, the Committee acknowledged that the Company's stock price increased by approximately 14% during Mr. DeCesaris' tenure as CEO for the last 10 months of 2016.

In determining individual bonus payouts to the NEOs for 2016 performance, the Committee started with the assumption that all officers would be eligible for at least the same bonus as 2015 performance for a level of commensurate performance. The Committee could then adjust actual bonuses to reflect individual accomplishments and annual performance objectives. Historically, these adjustments have been based on performance assessments presented to the Committee by the CEO, and in the case of the CEO's bonus, by the independent deliberations of the Compensation Committee.

Although the 2016 bonus pool for employees overall was held relatively flat, the Committee determined to decrease the bonus payouts for certain NEOs and hold flat 2016 bonuses for others, except for Ms. Sanzone, due to her increased responsibilities. In making this decision, the Committee acknowledged the Company's ability to demonstrate growth during a year of transition and execute on several strategic imperatives that will better position the Company for strong growth in the future, but also noted that the Company did not perform as well relative to peers and the broader REIT industry, especially related to shareholder returns during 2016. Therefore, with this evaluation and taking into consideration individual performance factors, the Committee determined to keep 2016 bonuses flat for Messrs. Fox and Park. The bonus paid to Mr. Goldberg was reduced as a

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Executive Compensation

result of the decrease in the contribution from the Company's Investment Management segment. The reduction in bonus paid to Mr. Zacharias was due to his anticipated retirement from the Company in March 2017. At his request, the Committee also decided to reduce by approximately 30% the bonus paid to

Mr. DeCesaris as compared to the 2015 bonus paid to our former CEO, Mr. Bond. The resulting NEO cash incentive payouts for 2016 performance payable in early 2017 are shown in the table below:

		Annual Cash Bonus(1)

WPC Executive	Title at March 31, 2017	PY2015	PY2016	% Change

Mark J. DeCesaris	Chief Executive Officer	NA	$1,200,000	(30%	)(2)

Jason E. Fox	President	$795,427	$795,000	0%

John J. Park	Director of Strategy and Capital Markets	$930,000	$930,000	0%

Thomas E. Zacharias	Chief Operating Officer	$1,200,000	$900,000	(25%	)

Mark M. Goldberg	President, Investment Management	$930,000	$550,000	(41%	)

ToniAnn Sanzone	Chief Financial Officer(3)	$220,000	$350,000	59%

(1)
Cash bonuses are paid in the year after the completion of the performance year ("PY"). As such, the amounts listed under PY 2016 were determined based on 2016 performance and, therefore, were approved and paid in February 2017.
(2)
As discussed above, the 2016 bonus paid to Mr. DeCesaris was approximately 30% lower than the bonus paid to the former CEO for fiscal 2015 performance.
(3)
Ms. Sanzone served as Chief Accounting Officer from June 2015 until she was named Interim CFO in October 2016 and CFO in February 2017.

Long-Term Incentive Awards

The LTIP is designed to reward key managers for high performance and to drive stockholder value. Awards for our NEOs are delivered 50% in the form of time-vested restricted stock units (RSUs) that vest over a 3-year period and 50% in the form of PSUs that are earned after a 3-year performance period based on the achievement of specific performance goals determined at the beginning of the cycle. The Committee approves final goals for each performance cycle after evaluating goals proposed by management. Management's proposals are based on the Company's long-term financial plan, historical results, and expected results. The Compensation Committee considers these recommendations in conjunction with the established long-term business plan of the Company in order to determine the final goals. From time to time, the Compensation Committee's independent compensation consultant assists the Compensation Committee with the goal-setting process by providing analyses of historical peer group performance and expected trends.

The Compensation Committee annually reviews the Company's progress towards achieving each of the PSU goals and, after the end of each three-year PSU performance cycle, evaluates the Company's actual performance compared to the pre-set goals and determines the payout level achieved. PSUs may be earned between 0% and 300% of the target number of shares granted depending on its performance against two equally weighted metrics: TSR relative to the MSCI US REIT Index; and AFFO per share compound annual growth. These metrics were selected to align with the Company's goals of outperforming an established benchmark index for similar REITs, sustainably growing our funds available for dividends, and managing shareholder dilution appropriately.

For the 2014-2016 PSU payout, the Company achieved the Maximum performance level, or 300%, with respect to the AFFO measure but below Threshold performance, or 0%, with respect to the TSR measure, which resulted in a cumulative payout equal to 150% of the Target payout amount, as shown below:

2014-2016 PSU

Performance Level	AFFO per Share (Compound Growth Rate)	Relative TSR (vs. MSCI US REIT Index)	Payout as % Target	TOTAL

Below Threshold	<1.0%	<-200 basis points	0%

Threshold	1.0%	-200 basis points	50%

Target	3.0%	0 basis points	100%

Stretch	4.5%	+250 basis points	200%

Maximum	6.0%	+500 basis points	300%

Actual Result	6.7%	-832 basis points

Payout	300% (Maximum)	0% (Below Threshold)		150%

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Executive Compensation

For the 2015-2017 performance cycle, the Compensation Committee again determined to maintain the same TSR and AFFO metrics. However, based on input from management regarding the key factors likely to affect the Company's results over that three-year cycle, the Committee determined that a lower AFFO growth rate for the Stretch level, compared to the same rate in prior cycles, would be a more appropriate goal. The Committee made this change because, in its view, the Company's ability to grow its earnings at the same pace as prior years, all else being equal, would be more challenging due to the recent significant increase in the Company's size, including due to the CPA®:16 Merger, which was completed in January 2014. As a result, the Committee believed that a slight refinement in this performance level was warranted in order to better align this aspect of the Company's compensation program from a risk/reward perspective. In 2016, the Committee felt that no changes to the program were warranted for the 2016-2018 performance cycle. As a result, the following metrics apply for both the 2015-2017 and 2016-2018 performance cycles:

2015-2017 and 2016-2018 PSU

Performance Level	AFFO per Share (Compound Growth Rate)	Relative TSR (vs. MSCI US REIT Index)	Payout as % Target

Below Threshold	<1.0%	<-200 basis points	0%

Threshold	1.0%	-200 basis points	50%

Target	3.0%	0 basis points	100%

Stretch	4.0%	+250 basis points	200%

Maximum	6.0%	+500 basis points	300%

For the 2017-2019 performance cycle, the Compensation Committee determined to again maintain the same TSR and AFFO metrics. However, based on input from management regarding the key factors likely to affect the Company's results over that three-year cycle, the Committee determined that a lower AFFO growth rate for the Target, Stretch and Maximum levels, compared to the same rate in prior cycles, would be a more appropriate goal. The Committee made this change because, in its view, the Company's ability to grow its earnings would be more challenging over the coming years due to changes in the Company's business model and its larger size. Additionally, the Compensation Committee determined to revise its measurement approach for relative TSR performance to compare the Company's percentile rank relative to the individual constituents of the MSCI US REIT Index. As a result, the following metrics apply for the 2017-2019 performance cycle:

2017-2019 PSU

Performance Level	AFFO per Share (Compound Growth Rate)	Relative TSR (vs. MSCI US REIT Index)	Payout as % Target

Below Threshold	<1.0%	<25th percentile	0%

Threshold	1.0%	25th percentile	50%

Target	2.0%	50th percentile	100%

Stretch	3.0%	75th percentile	200%

Maximum	5.0%	90th percentile	300%

For the performance year (PY) 2016 LTIP awards, the Compensation Committee determined to generally maintain the aggregate grant date values of the PY 2015 LTIP awards to the ongoing NEOs, other than for Mr. Fox and Ms. Sanzone due to the change in their roles.

Long-Term Incentives(1)

WPC Executive	Title at March 31, 2017	PY2015		PY2016		% Change

Mark J. DeCesaris	Chief Executive Officer	$2,275,000	(2)	$2,200,000		(3)%

Jason E. Fox	President	$1,085,000		$1,330,000		26%

John J. Park	Director of Strategy and Capital Markets	$1,472,000		$1,330,000		(10)%

Thomas E. Zacharias	Chief Operating Officer	$1,472,000		N/A	(3)	N/A

Mark M. Goldberg	President, Investment Management	$1,472,000		$1,330,000		(10)%

ToniAnn Sanzone	Chief Financial Officer	$165,000		$600,000		267%

(1)
Awards for the 2016 PY were made on January 18, 2017 and awards for the 2015 PY were made January 19, 2016, except as noted below.
(2)
Reflects LTIP grants made in February 2016 upon Mr. DeCesaris being named to the CEO role.
(3)
Because Mr. Zacharias had previously decided to retire from the Company in early 2017, he did not receive an equity award for the 2016 performance year in January 2017.

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Executive Compensation

Messrs. Fox and Park also received separate one-time grants of RSUs with grant date values of $100,000 and $143,000, respectively. These grants were made at the request of our CEO and were intended to adjust their total compensation in order to better align it with benchmark levels for their positions.

In addition to the annual LTIP awards shown for PY 2015 in the table above, the Compensation Committee approved PSU grants to certain members of the senior management team in February 2016. These awards were made at the request of Mr. DeCesaris in order to act as a retention device for those individuals who, in his judgment, would be particularly important for the Company to retain in light of the departure of his predecessor as CEO at that time. In approving these Retention PSU awards, the Committee agreed with Mr. DeCesaris' recommendation that a single metric of relative TSR was most appropriate. Other than the use of only relative TSR and a slightly different three-year performance period, these awards are identical to the annual PSU awards for the 2015 performance year awards granted in January 2016. Of the NEOs discussed in this section, Messrs. Fox, Goldberg, Park and Zacharias each received 10,000 Retention PSUs and Ms. Sanzone received 1,250 Retention PSUs. Mr. DeCesaris did not receive any Retention PSUs. The table below shows the TSR metric for these awards:

2016 Retention PSU

Performance Level	Relative TSR (vs. MSCI US REIT Index)	Payout as % Target

Below Threshold	<-200 basis points	0%

Threshold	-200 basis points	50%

Target	0 basis points	100%

Stretch	+250 basis points	200%

Maximum	+500 basis points	300%

CEO Compensation

Mr. Mark J. DeCesaris was appointed as the Company's CEO in February 2016. At that time, the Compensation Committee decided to maintain his compensation at the same levels as our former CEO, with a salary of $700,000, a bonus opportunity of $1,700,000, and a grant under the LTIP of the same number of RSUs and PSUs (19,475 RSUs and 19,859 PSUs). In early 2017, the Compensation Committee determined to maintain Mr. DeCesaris' salary at $700,000, to award him a bonus of $1,200,000 for 2016 performance and to grant awards under the LTIP with an intended value of $2,200,000.

For our former CEO, Trevor P. Bond, the Committee had set his salary in early 2016 at $700,000, which was unchanged from 2015, in light of the Company's performance in 2015. Although the Committee also awarded Mr. Bond 19,475 RSUs and 19,859 PSUs in January 2016 based in part on the Company's 2015 performance, all of those RSUs, and a significant portion of his PSUs (other than the pro-rated portion to which he was entitled under the original award terms), were forfeited in connection with his separation from the Company in February 2016.

Other Compensation and Benefits

Deferred Compensation Plans

Payment of the shares underlying all LTIP awards may be deferred pursuant to the Company's Deferred Compensation Plan and are subject to the requirements of Section 409A of the Internal Revenue Code, which we refer to in this Proxy Statement as the Code. For awards of RSUs and PSUs to NEOs in 2016, none of the NEOs elected to defer receipt of the underlying shares through the Deferred Compensation Plan except for Mr. Goldberg, who made such deferral elections with regard to his 2016 PSU award.

In light of its adoption of the LTIP in 2008, the Committee terminated further contributions by executives to the Company's 2005 Partnership Equity Unit Plan, or the 2005 PEP. For NEOs, all prior deferrals, if any, under the 2005 PEP and its predecessor, the Partnership Equity Unit Plan, which are collectively referred to in this Proxy Statement as the PEP Plans, are now maintained in the Company's Deferred Compensation Plan, pursuant to elections offered in 2008 through which participants could elect specified payment dates for deferral amounts in the form of Rollover RSUs, as described below. The purpose of the PEP Plans was to align the interests of the Company's most highly-compensated officers with the interests of investors in the then-existing CPA® REIT Programs, in a tax-advantaged manner, through the use of phantom equity in those funds. In the Committee's view, the LTIP provides a strong alignment with the interests of the Company's shareholders. In 2008, PEP Plan participants who were then current employees were given the opportunity to convert their deemed interests through the PEP Plans, or PEP Units, for a deemed equity investment in the Company in the form of RSUs. This conversion took place on June 15, 2009, providing participants with a number of RSUs equal to the equivalent value of the Common Stock as previously held in interests through the PEP Plans. These Rollover RSUs, like the underlying PEP Units, were fully vested but receipt of the underlying shares of Common Stock was required to be deferred by the participants for a minimum of two years. Currently, of the NEOs, only Messrs. Fox and Park hold Rollover RSUs.

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Executive Compensation

Benefits and Perquisites

Our NEOs are provided with limited perquisites and benefits that are generally consistent with those provided to the Company's employees. The Company does not maintain any defined benefit pension plans. The Company does maintain a profit sharing plan, pursuant to which the Company contributed 10% of an employee's total cash compensation, up to legal limits, into the plan on their behalf during 2016, as well as the Company's Employee Stock Purchase Plan ("ESPP"), under which eligible employees in 2016 could purchase Company stock at a discount of 10% off the market price of the Common Stock on the last day of two semi-annual purchase periods, up to applicable limits. The Company also maintains an employee-funded 401(k) plan. These plans are generally available to all employees including the NEOs, as are certain perquisites. These perquisites are not deemed by the Company to constitute a material element of compensation.

Employment Agreements

The Company has from time to time entered into employment contracts when it has deemed it to be advantageous in order to attract or retain certain individuals. Of the NEOs, only our former CEO, Trevor P. Bond, had such agreements during 2016, as described below. The current CEO, Mark DeCesaris, does not have an employment agreement with the Company, and in light of the departure of Mr. Bond from the firm in early 2016, none of the current NEOs have employment agreements as of the date of this Proxy Statement.

Agreements with Mr. Bond

Trevor P. Bond, the Company's former CEO, had an employment agreement with the Company governing the terms of his employment, which terminated upon his separation from the Company in February 2016. For a description of that agreement as well as the agreement that was entered into in connection with his separation from the Company, please see the Company's 2016 Proxy Statement, which was filed with the SEC on April 28, 2016. The amounts paid to Mr. Bond upon his separation from the Company pursuant to those agreements are disclosed under "Potential Payouts Upon Termination or Change-in-Control" below.

Compensation Governance

We design our compensation plans within a set of strong compensation governance provisions. These include:

	What We Do		What We Don't Do

✓	Deliver a significant percentage of annual compensation in the form of variable compensation tied to multi-year performance	✗	Do not provide excise tax gross-ups

✓	Half of the LTIP value at grant is delivered through PSUs measuring 3-year performance	✗	Do not maintain employment agreements

✓	Provide total compensation opportunities at or below the market median	✗	Do not have executive perquisites

✓	Compare executive compensation levels and practices against a relevant peer group of similarly-sized REITs	✗	Do not have excessive severance benefits

✓	Engage an independent compensation consultant that reports directly to the Compensation Committee and provides no other services to the Company	✗	Do not allow current dividends to be paid on unearned PSUs and under our proposed 2017 Share Incentive Plan, we will also not provide current dividends on unvested RSUs.

✓	Require meaningful levels of stock ownership among our executive officers and non-employee Directors	✗	Do not allow hedging or short sales of our securities, and have meaningful limits on pledging

✓	Maintain a clawback policy	✗	Do not provide enhanced retirement benefits or other supplemental executive retirement plans, known as SERPs

✓	Conduct annual compensation risk review	✗	Do not allow for any single-trigger cash severance benefits upon a change-in-control

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Executive Compensation

Stock Ownership Guidelines

In January 2013, our Board adopted the W. P. Carey Stock Ownership Guidelines. The Stock Ownership Guidelines require the Directors and the NEOs to maintain certain specified ownership levels of Common Stock, based on the annual cash retainer for Directors and a multiple of annual base salary, exclusive of bonuses or other forms of special compensation, for the NEOs. The applicable stock ownership requirements are presented below:

Position	Ownership Requirement

CEO	6x salary

Other NEOs	3x salary

Non-Executive Directors	5x annual cash retainer

The Stock Ownership Guidelines provide that, with respect to each person subject to them, they will be phased in over a five year period. For purposes of determining compliance with the Stock Ownership Guidelines, all Common Stock and securities based on the value of Common Stock acquired through participation in any of the Company's incentive or stock purchase plans are counted, excluding options to purchase Common Stock and unvested RSUs and PSUs. As of the date of the Proxy Statement, the five year phase-in period had not yet been reached for any of the individuals subject to these requirements.

Clawback Policy

Our Board has approved a policy that gives the Board the sole and absolute discretion to make retroactive adjustments to any cash or equity-based incentive compensation paid to Executive Officers ("Covered Officers") where such payment was based upon the achievement of certain financial results that were subsequently the subject of a restatement or if a metric taken into account in computing such compensation has been materially incorrectly calculated and, in each case, the Board determines that the Covered Officer received an excess incentive as a result and that the Covered Officer engaged in ethical misbehavior. The Board has discretion to seek recovery of any excess amount that it determines was received inappropriately by these individuals, but the Board may require the recoupment of up to the total amount of performance-based compensation, rather than the excess amount, for any Covered Officer who is convicted (including a plea of nolo contendere) of illegal acts connected to such restatement or recalculation.

Anti-Hedging Policy

The Company has adopted a policy that prohibits its employees and Directors from entering into all forms of hedging transactions regarding the Company's stock, including covered calls, collars, "short sales," sales "against the box," "put" or "call" options, or other derivative transactions.

Pledging Policy

The Company has a policy that limits the pledging of shares of the Company's stock, whether in a margin account or as collateral for a loan. The policy states that, if Company stock is pledged in a margin account, no securities of other companies may be held in the same account in order to prevent declines in the value of those securities from causing the sale of the Company's stock due to a margin call. The policy also limits the value of any loan secured by Company stock, in a margin account or otherwise, to 40% of the value of such stock at all times. We believe that the pledging of nonmaterial amounts of equity does not disconnect the interests of employees with those of the shareholders when used reasonably and appropriately. Our compensation program provides for a significant portion of an executive's compensation to be paid in shares, with the intent of providing clear alignment of our executives with our shareholders. We believe that the pledging of shares, within the meaningful limits described, is a reasonable part of our compensation and governance programs and helps enable executives to maintain stock ownership levels in excess of the Company's robust Stock Ownership Guidelines.

Risk Assessment

The Compensation Committee, with the assistance of its independent consultant, annually performs an assessment of compensation related risks for all of the Company's compensation programs, as required by SEC rules. For 2016, the Committee determined that there were no elements of the Company's compensation programs that would be reasonably likely to have a material adverse impact on the Company.

Other Considerations

Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its chief executive officer and three other most highly compensated officers, other than its chief financial officer, each year. This limitation does not apply to "qualified performance-based" compensation as defined in the Code. The 2009 Share

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Executive Compensation

Incentive Plan, as amended, provides for the grant of performance-based compensation that may be deductible without regard to the limit, as does the proposed 2017 Share Incentive Plan presented for shareholder approval in Proposal Four. In addition, the 2017 Cash Incentive Plan presented for shareholder approval in Proposal Three is structured to comply with Section 162(m) requirements to allow for the grant of performance-based incentive compensation that may be deductible without regard to the limit under Section 162(m) of the Code. However, there can be no assurance that any amounts paid under the Company's compensation programs will be deductible under Code Section 162(m). Additionally, the Compensation Committee retains the discretion to establish the compensation paid or intended to be paid or awarded to the NEOs as the Committee may determine is in the best interest of the Company and its shareholders, and without regard to any limitation provided in Code Section 162(m). This discretion is an important feature of the Committee's compensation practices because it provides the Committee with sufficient flexibility to respond to specific circumstances facing the Company.

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Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in this Proxy Statement, and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

  COMPENSATION COMMITTEE*

  Peter J. Farrell, Chair
  Mark A. Alexander
  Benjamin H. Griswold, IV
  Axel K.A. Hansing
  Jean Hoysradt
  Reginald Winssinger

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of the Compensation Committee members whose names appear under the heading Report of the Compensation Committee above were Compensation Committee members during all of 2016, except for Mr. Alexander, who became a member in September 2016, and Mr. Farrell, who became a member in June 2016 and Committee Chair in September 2016. No member of the Compensation Committee during 2016 is or has been an executive officer of the Company, and no member of the Compensation Committee had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's Executive Officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of the Company or member of the Compensation Committee during 2016.

*
Although the membership of the Compensation Committee will be changing as of the Annual Meeting, as reflected in the Board Snapshot shown earlier in the Proxy Statement, the members of the Compensation Committee listed here were the members who participated in the review, discussion and recommendation actions noted in this Report.

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Executive Compensation

SUMMARY COMPENSATION TABLE

All management functions of W. P. Carey are provided by employees of its wholly-owned subsidiary, CAM. All policy-making functions are carried out by Executive Officers of CAM, who generally hold the same titles as officers of W. P. Carey. The following table summarizes the compensation of our NEOs for each of the fiscal years ended December 31, 2016, 2015, and 2014. For purposes of this table, our NEOs for 2016 include: our current CEO who was appointed in February 2016; our former CEO; our current CFO; who became CFO in February 2017 after serving as Interim CFO since October 2016; our former CFO; the three other most highly compensated Executive Officers at December 31, 2016 as determined by their total compensation in the table below, which is calculated in accordance with SEC rules; and our Chief Operating Officer, who but for the fact that he was no longer an Executive Officer at December 31, 2016 would have been one of the three most highly compensated Executive Officers at that date.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total(4) ($)

Mark J. DeCesaris(4)	2016	627,308	1,200,000	2,274,562	30,302	4,132,172
CEO

ToniAnn Sanzone(5)	2016	262,346	350,000	263,203	30,302	905,851
CFO

Jason E. Fox(6)	2016	400,000	795,000	1,870,620	30,302	3,095,922
President	2015	360,984	795,427	0	44,535	1,200,946

John J. Park(7)	2016	357,000	930,000	2,258,082	30,302	3,575,384
Director, Strategic Planning

Mark M. Goldberg(8)	2016	508,624	550,000	2,258,082	30,302	3,347,008
President, Investment	2015	476,625	930,000	1,490,993	40,735	2,938,353
Management	2014	869,979	792,000	1,629,215	29,967	3,321,161

Thomas E. Zacharias(9)	2016	357,000	900,000	2,258,082	30,302	3,545,384
COO	2015	357,000	1,200,000	1,490,993	42,882	3,090,875
	2014	350,000	1,336,000	1,629,215	29,967	3,345,182

Trevor P. Bond(10)	2016	75,385	0	2,435,382	5,151,260	7,662,027
Former CEO	2015	700,000	1,700,000	2,502,428	56,064	4,958,502
	2014	700,000	1,909,000	2,734,500	29,967	5,373,467

Hisham A. Kader(11)	2016	236,654	0	1,449,968	30,302	1,716,924
Former CFO	2015	270,000	450,000	190,084	39,535	949,619

(1)
The amounts in the Bonus column are paid early in the year following completion of the year shown, so that, for example, the amounts shown for 2016 represent bonuses paid in 2017 for performance in 2016.
(2)
Amounts in the Stock Awards column reflect the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718, with respect to awards of RSUs and PSUs under the 2009 Share Incentive Plan. For details of the individual grants of RSUs and PSUs during 2016, please see the 2016 Grants of Plan-Based Awards table below. The assumptions on which these valuations are based are set forth in Note 15 to the consolidated financial statements included in the 2016 Form 10-K, disregarding estimates of forfeitures. The table reflects PSU awards using an estimate of the future payout at the date of grant. If the PSU awards were shown instead at the Maximum payout level, the aggregate grant date fair value of the PSUs would be: for 2016, $3,364,909 for each of Mr. DeCesaris and Mr. Bond (although Mr. Bond would only receive a pro-rated portion of such amount through the date of his termination of employment), $202,200 for Ms. Sanzone, $3,116,466 for Mr. Fox, $3,651,727 for each of Messrs. Park, Zacharias, and Goldberg and $2,535,287 for Mr. Kader (although he forfeited that amount because he voluntarily left the Company in 2016); for 2015, $3,477,887 for Mr. Bond and $2,072,197 for each of Mr. Zacharias and Mr. Goldberg; and for 2014, $3,618,000 for Mr. Bond and $2,155,604 for each of Mr. Zacharias and Mr. Goldberg; however, the PSUs granted in 2014 were actually paid out at 150% of the Target payment level in February 2017.
(3)
The All Other Compensation column includes the following amounts for 2016: compensation related to Company contributions on behalf of the NEOs to the Company-sponsored profit sharing plan, totaling $30,302 for each NEO (other than Mr. Bond, who did not qualify for such a contribution under the terms of that plan), which includes additional profit-sharing allocations relating to unvested amounts forfeited by other participants in the plan; and for Mr. Bond, cash severance in the amount of $5,128,760 pursuant to his employment agreement, as described in the Compensation Discussion and Analysis section of this Proxy Statement, which was paid as a lump sum in the amount of $1,183,560 on August 10, 2016 and the remainder in forty bi-weekly payments commencing on that date, plus $22,500 for the legal fees he incurred in connection with his separation. Cash dividend equivalents paid in 2016 on unvested RSUs and vested RSUs for which payment of the underlying shares has been deferred at the election of the NEO are not included in the All Other Compensation column because the dividend equivalents were reflected in the grant date fair values of such awards. Prior year amounts in this column were restated in accordance with this principle.
(4)
Mr. DeCesaris was appointed CEO on February 10, 2016 at an annual salary of $700,000.
(5)
Ms. Sanzone became interim CFO on October 14, 2016 when Mr. Kader, our former CFO, left the Company, and her annual salary was increased from $250,000 to $300,000 at that time.

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Executive Compensation
(6)
In connection with his promotion to Head of Global Investments in April 2015, Mr. Fox's annual salary was increased from $200,000 to $400,000. Mr. Fox became an Executive Officer in 2015.
(7)
Mr. Park became an Executive Officer in 2016.
(8)
Salary for Mr. Goldberg includes his annual salary of $300,000 for 2014, $306,000 for 2015, and $500,000 for 2016, with the remainder in each case reflecting commissions with regard to sales of shares of the Managed Programs through their respective public offerings, for which Carey Financial, a subsidiary of the Company, serves as the dealer-manager.
(9)
Mr. Zacharias retired from the Company on March 31, 2017.
(10)
Mr. Bond left the Company on February 10, 2016. His annualized salary was $700,000 in 2016.
(11)
Mr. Kader became an Executive Officer in 2015, when he became CFO during the year. Mr. Kader left the Company in October 2016. His annualized salary for 2016 was $300,000.

Proxy Statement and Notice of 2017 Annual Meeting      |     47

Executive Compensation

2016 GRANTS OF PLAN-BASED AWARDS

The following table provides information on PSUs and RSUs granted to our NEOs, if any, in 2016.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of	Grant Date Fair Value of Stock

Name	Grant Date(2)	Threshold (#)	Target (#)	Maximum (#)	Units(3) (#)	Awards(4) ($)

Mark J. DeCesaris	2/16/16	9,930	19,859	59,577		1,224,470
	2/16/16				19,475	1,050,092

ToniAnn Sanzone	1/19/16				2,921	164,978
	2/16/16	625	1,250	3,750		98,225

Jason E. Fox	1/19/16	4,423	8,846	26,538		594,856
	1/19/16				8,675	489,964
	2/16/16	5,000	10,000	30,000		785,800

John J. Park	1/19/16	6,003	12,005	36,015		807,286
	1/19/16				11,774	664,996
	2/16/16	5,000	10,000	30,000		785,800

Mark M. Goldberg	1/19/16	6,003	12,005	36,015		807,286
	1/19/16				11,774	664,996
	2/16/16	5,000	10,000	30,000		785,800

Thomas E. Zacharias	1/19/16	6,003	12,005	36,015		807,286
	1/19/16				11,774	664,996
	2/16/16	5,000	10,000	30,000		785,800

Trevor P. Bond(5)	1/19/16	9,930	19,859	59,577		1,335,434
	1/19/16				19,475	1,099,948

Hisham Kader(5)	1/19/16	2,708	5,416	16,248		364,203
	1/19/16				5,311	299,965
	2/16/16	5,000	10,000	30,000		785,800

(1)
Reflects awards of PSUs under the 2009 Share Incentive Plan. The underlying shares of Common Stock may be paid out in 2019, after the end of a three-year performance cycle (2016-2018), depending on the achievement of specified criteria, as described under Compensation Discussion and Analysis herein. Dividend equivalents, in amounts equal to the dividends paid on the shares of Common Stock underlying the PSUs, are accrued and paid after the end of the performance cycle in additional shares of Common Stock as if reinvested in shares upon the related dates of distribution, but only to the extent that the shares underlying the PSUs are actually earned and payable. We refer to these additional shares in this Proxy Statement as Dividend Equivalent Shares.
(2)
Grant date of January 19, 2016 represents annual LTIP awards. Grant date of February 16, 2016 represents special awards granted for retention purposes in connection with the CEO transition that occurred on that date, except that the awards for Mr. DeCesaris on that date represent his annual LTIP grant when he became CEO.
(3)
Reflects awards of RSUs under the 2009 Share Incentive Plan, which are scheduled to vest in three equal installments annually commencing on February 15, 2017. Dividend equivalents on RSUs granted under the 2009 Share Incentive Plan and are paid in cash concurrently with the payment of dividends on the underlying shares of Common Stock, contingent upon the individual's continued employment. Grants of RSUs under the proposed 2017 Share Incentive Plan, if approved by our shareholders pursuant to Proposal Four, will not pay dividend equivalents until, and will be conditioned upon, the vesting of the RSUs.
(4)
The grant date fair value is calculated in accordance with FASB ASC Topic 718, disregarding estimates of forfeitures, and for PSUs is based upon an estimate of the future payout at the date of grant. See the amounts under Stock Awards for 2016 in the Summary Compensation Table presented earlier in this Proxy Statement. For additional information on the valuation assumptions, please refer to Note 15 to the consolidated financial statements included in the 2016 Form 10-K. The amounts shown under Grant Date Fair Value of Stock Awards do not necessarily correspond to the actual value, if any, that may eventually be realized by the NEO.
(5)
Grants of RSUs to Messrs. Bond and Kader, and the grant of PSUs for Mr. Kader, were forfeited upon their separation from service. Mr. Bond is entitled to receive a pro-rated portion of the PSUs shown when those awards are paid out in 2019 after the end of the three-year performance cycle (2016-2018), if any, pursuant to the terms of these awards.

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Executive Compensation

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

The following table sets forth certain information with regard to all unexercised options and all unvested awards of RSUs and PSUs held by our NEOs on December 31, 2016.

	Option Awards(1)						Stock Awards(1)

Name(2)	Grant Date	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)

Mark J. DeCesaris	06/30/07	2,876	0	0	31.45	06/30/17
	12/31/07	1,017	0	0	33.20	12/31/17
	02/16/16						19,475	1,150,778	9,930	586,764

ToniAnn Sanzone	02/06/14						857	50,620
	02/12/15						1,487	87,847
	05/19/15						801	47,331
	01/19/16						2,921	172,602
	02/16/16								1,250	73,863

Jason E. Fox	12/31/06	164	0	0	30.07	12/31/16
	02/15/07	50,000	0	0	33.66	02/15/17
	06/30/07	4,104	0	0	31.45	06/30/17
	12/31/07	4,207	0	0	33.20	12/31/17
	01/19/16						8,675	512,606	4,423	261,355
	02/16/16								10,000	590,900

John J. Park	12/31/07	245	0	0	33.20	12/31/17
	02/06/14						3,973	234,765	17,874	1,056,175
	02/12/15						6,932	409,632	4,833	285,582
	01/19/16						11,774	695,726	6,003	354,688
	02/16/16								10,000	590,900

Mark M. Goldberg	02/06/14						3,973	234,765	17,874	1,056,175
	02/12/15						6,932	409,632	4,833	285,582
	01/19/16						11,774	695,726	6,003	354,688
	02/16/16								10,000	590,900

Thomas E. Zacharias	06/30/07	1,297	0	0	31.45	06/30/17
	12/31/07	285	0	0	33.20	12/31/17
	02/06/14						3,973	234,765	17,874	1,056,175
	02/12/15						6,932	409,632	4,833	285,582
	01/19/16						11,774	695,726	6,003	354,688
	02/16/16								10,000	590,900

Trevor P. Bond	02/06/14								20,973	1,239,295
	02/12/15								2,848	168,288
	01/19/16								268	15,836

(1)
The option, PSU, and RSU awards listed above are scheduled to vest over the following periods:
(2)
Mr. Kader is not shown because he did not have any outstanding equity awards at December 31, 2016

Option Awards:

•
Grant dated 2/15/07 vested in equal annual installments over four years on the anniversary of the grant date.

•
Grants dated 6/30 or 12/31 in any year represent options awarded in connection with the PEP Plans that are vested upon grant but become exercisable in equal annual installments on the fifth through ninth anniversaries of the grant date, which we refer to in this Proxy Statement as PEP Options.

Stock Awards:

•
RSU grants dated 2/6/14 vested in three equal annual installments commencing on February 15, 2015.

•
PSU grants dated 2/6/14 are shown under Equity Incentive Plan Awards columns and reflect 150% of the Target amount of PSUs, which were paid out at that level in 2017 after the end of the applicable three-year performance cycle (2014-2016) based upon the achievement of the specified performance criteria.

Proxy Statement and Notice of 2017 Annual Meeting      |     49

Executive Compensation
•
RSU grants dated 2/12/15 and 5/19/15 are scheduled to vest in three annual installments commencing on February 15, 2016. The 5/19/15 award was granted to certain employees in connection with the implementation of a new software system for use in the Company's accounting, tax and financial reporting functions.

•
PSU grants dated 2/12/15 are shown under Equity Incentive Plan Awards columns and reflect 50% of the Target amount of PSUs, which may be paid out in 2018 after the end of the applicable three-year performance cycle (2015-2017) if specified performance criteria are met.

•
RSU grants dated 1/19/16 are scheduled to vest in three annual installments commencing on February 15, 2017.

•
PSU grants dated 1/19/16 (and for Mr. DeCesaris, 2/16/16) are shown under Equity Incentive Plan Awards columns and reflect 50% of the Target amount of PSUs, which may be paid out in 2019 after the end of the applicable three-year performance cycle (2016-2018) if specified performance criteria are met.
•
Retention PSU grants dated 2/16/16 (except for Mr. DeCesaris) are shown under Equity Incentive Awards columns and reflect 100% of the Target amount of PSUs, which may be paid out in 2019 after the end of the applicable three-year performance cycle (2016-2018) if the specified performance criteria (for TSR only) is met.

For Mr. Bond, all amounts shown reflect a pro-rated amount through the date of his termination of employment on February 10, 2016, pursuant to the terms of these awards. For Mr. Zacharias, although his employment terminated on March 31, 2017 when he retired from the Company, under the terms of his separation agreement he retained his awards. For other information on the effect of a termination of employment or a change in control of the Company on these awards, see Potential Payments upon Termination or Change-in-Control on page 51.

All market values are based on the $59.09 closing price per share of the Common Stock on December 31, 2016.

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Executive Compensation

2016 OPTION EXERCISES AND STOCK VESTED

The following table contains information about shares acquired by the NEOs upon the exercise of stock options or vesting of Director RSAs, RSUs and/or PSUs, as applicable, during 2016.

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(1) ($)

Mark J. DeCesaris	0	0		1,346	93,211

ToniAnn Sanzone	0	0		2,999	158,947

Jason E. Fox	11,190	415,265	(2)	0	0

John J. Park	0	0		40,532	2,174,810

Mark M. Goldberg	0	0		33,914	1,818,734

Thomas E. Zacharias	45,682	1,459,100	(2)	40,532	2,174,810

Trevor P. Bond	0	0		61,201	3,282,830

Hisham A. Kader	0	0		2,914	154,442

(1)
For Mr. DeCesaris, the amounts shown reflect a grant of Director RSAs received when he was a Non-Employee Director on July 1, 2015, which vested in accordance with its term on July 1, 2016. For each of Messrs. Goldberg, Park, Zacharias and Bond, includes the underlying shares received on February 15, 2016 upon the vesting of the first tranche of the RSUs granted under the LTIP in 2015, the second tranche of the RSUs granted under the LTIP in 2014, and the third and final tranche of the RSUs granted under the LTIP in 2013, plus the actual shares earned underlying the PSUs awarded under the LTIP in 2013, which PSU shares were all payable in 2016 after the end of their three-year (2013-2015) performance cycle, as well as the related Dividend Equivalent Shares. For each of Ms. Sanzone and Mr. Kader, includes the underlying shares received on February 15, 2016 upon the vesting of the first tranche of the RSUs granted under the LTIP in 2015, the second tranche of the RSUs granted under the LTIP in 2014, and the third and final tranche of the RSUs granted under the LTIP in 2013. The Value Realized on Vesting is equal to the product of: the total Director RSAs vested and $69.25, which was the closing price of the Common Stock on the July 1, 2016 payment date, for Mr. DeCesaris; the total RSUs vested and $53.00, which was the closing price of the Common Stock on February 15, 2016, the payment date for these RSU shares, for all NEOs; and the product of the shares actually earned underlying the PSUs with a 2013-2015 performance cycle, plus the related Dividend Equivalent Shares, and $53.92, which was the closing price of the Common Stock on February 16, 2016, the payment date for these PSU shares, for all NEOs except Mr. DeCesaris, Ms. Sanzone, Mr. Fox, and Mr. Kader, who did not have any such PSUs. Of these amounts, the payment of certain shares shown was deferred at the election of the executive, pursuant to the terms of the awards and the Company's Deferred Compensation Plan, as follows: for Mr. Zacharias, a total of 32,395 shares were deferred, with 28,929 deferred until February 15, 2017 and 3,466 deferred until his separation from service; for Mr. Goldberg, a total of 23,143 shares were deferred until February 15, 2022; and for Mr. Park, a total of 37,068 shares were deferred, with 33,095 shares deferred until February 15, 2017 and a total of 3,972 shares deferred until February 15, 2018. See 2015 Nonqualified Deferred Compensation below.
(2)
In accordance with SEC Rules, the Value Realized on Exercise was calculated by subtracting the grant price of the related option ($26.00 with regard to 35,000 options, $25.32 with regard to 2,613 options, $30.07 with regard to 449 options, $31.45 with regard to 6,482 options and $33.20 with regard to 1,138 options for Mr. Zacharias; and $26.99 with regard to 10,000 options, $25.32 with regard to 1,026 options, and $30.07 with regard to 164 options for Mr. Fox) from the fair market value of the underlying Common Stock, as determined under the Company's 1997 Share Incentive Plan, on the dates of exercise ($56.79 on February 25, 2016 with regard to 35,000 shares, $64.11 on May 24, 2016 with regard to 2,613 shares, $67.61 on June 9, 2016 with regard to 6,772 shares and $59.66 on December 8, 2016 with regard to 1,297 shares for Mr. Zacharias; and $63.89 on May 9, 2016 with regard to 10,000 shares, $65.59 on June 6, 2016 with regard to 1,026 shares, and $60.24 on December 19, 2016 with regard to 164 shares for Mr. Fox), multiplied by the related number of shares. However, of these amounts, Mr. Zacharias elected to have the Company withhold 26,617 shares, 1,915 shares, 5,183 shares, and 1,027 shares, respectively, and Mr. Fox elected to have the Company withhold 7,449 shares, 749 shares, and 128 shares, respectively, to cover the total exercise prices and taxes required to be withheld at the times of the exercises, pursuant to the terms of the plan.

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Executive Compensation

2016 NONQUALIFIED DEFERRED COMPENSATION

The following table shows the aggregate contributions, earnings, and withdrawals in 2016 for the NEOs under our Deferred Compensation Plan. The Deferred Compensation Plan includes awards formerly granted under the PEP Plans that were converted to Rollover RSUs on June 15, 2009 and are held in the Deferred Compensation Plan. The table below reflects ongoing deferrals of Rollover RSUs for Mr. Fox and Mr. Park. The Deferred Compensation Plan also allows participants to defer receipt of the Common Stock underlying awards of RSUs and PSUs, as more fully described in the Compensation Discussion and Analysis section earlier in this Proxy Statement. The amounts shown in the table below reflect such deferrals for Messrs. Fox, Park, Goldberg, Zacharias and Bond. In addition, Director RSUs were immediately vested, but receipt of the underlying shares of Common Stock was required by the terms of the Director Plan to be deferred until the Director completes his or her service on the Board; accordingly, the table below also reflects the payout of such Director RSUs for Mr. Bond (which were granted at various times during his service as an Independent Director prior to his appointment as Interim CEO on July 6, 2010) when he left the Board in connection with his separation from the Company in 2016.

Name	Executive Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions(3) ($)	Aggregate Balance at Last Fiscal Year End(4) ($)

Mark J. DeCesaris	0	0	0	0

ToniAnn Sanzone	0	0	0	0

Jason E. Fox	0	1,780,966	(1,780,966)	26,956,267

John J. Park	2,190,348	553,425	(553,425)	8,917,922

Mark M. Goldberg	1,367,520	68,017	(68,017)	1,367,520

Thomas E. Zacharias	1,914,102	165,323	(1,536,910)	2,957,478

Trevor P. Bond	0	597,513	(14,885,434)	0

Hisham A. Kader	0	0	0	0

(1)
The amounts shown represent the number of RSUs and/or PSUs, including any related Dividend Equivalent Shares, that vested during 2016, but for which the payment of the underlying shares was deferred at the election of the executive pursuant to the terms of the award and the Deferred Compensation Plan, multiplied by $59.09, the closing price per share of the underlying Common Stock on December 31, 2016.
(2)
The Aggregate Earnings in Last Fiscal Year column represents dividend equivalents earned on deferred RSUs, PSUs, and/or Rollover RSUs, as applicable (and, in the case of Mr. Bond, Director RSUs) during 2016. Amounts shown above are not reflected for the last completed fiscal year in the Summary Compensation Table.
(3)
The Aggregate Withdrawals/Distributions column represents dividend equivalents paid to the NEOs on deferred RSUs, PSUs, and/or Rollover RSUs, as applicable (and, in the case of Mr. Bond, Director RSUs), during 2016. For Mr. Bond, the amounts shown also reflect the payout of 204,698 shares underlying the RSUs and PSUs granted to him in 2012, which occurred on August 10, 2016, which as required under Section 409A of the Code was six months after his date of separation, the date he had selected as the payment date, when his deferral election was made, multiplied by $69.80, the closing price per share of the underlying Common Stock on that date. For Mr. Zacharias, the amounts shown also reflect the payout of 25,879 shares underlying a portion of the PSUs granted to him in 2011 and 2012, which occurred on February 15, 2016, the date he had selected as the payment date when his deferral elections were made, multiplied by $53.00, the closing price per share of the Common Stock on the payment date. Amounts shown above are not reflected for the last completed fiscal year in the Summary Compensation Table.
(4)
The amounts shown represent the product of the number of deferred RSUs, PSUs, and/or Rollover RSUs, as applicable (and, in the case of Mr. Bond, Director RSUs), and $59.09, the closing price per share of the underlying Common Stock on December 31, 2016. For each of Messrs. Fox and Park, the amount shown was not previously reported as compensation in the Summary Compensation Tables for previous years because the deferred awards were all granted prior to the date that they became an Executive Officer. For Mr. Goldberg, the amount shown includes PSUs granted to him in 2013 valued at $1,370,050 in the Summary Compensation Table for that year. For Mr. Zacharias, the amount shown includes PSUs granted to him in 2012, 2013 and 2014 valued at $692,688, $1,712,563, and $1,629,215, respectively, in the Summary Compensation Tables for those years.

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Executive Compensation

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

None of the NEOs as of December 31, 2016 had an employment, severance, or change-in-control agreement with the Company that, in the event of termination of their employment or a change in control, which are collectively referred to below as termination events, would provide them with any right to a cash severance or incremental benefit.

The Company does not have any tax gross-up commitment under equity award agreements issued to the NEOs in the event that any portion of severance benefits or equity award acceleration, as applicable, results in the NEO becoming liable for payment of a parachute payment excise tax.

The following table sets forth the amounts each NEO as of December 31, 2016 would have received upon termination of employment with the Company on that date for each of the hypothetical reasons detailed below. The amounts set forth in the table assume that a termination event occurred on December 31, 2016 and that the value of the Common Stock was $59.09 per share, based on the closing price of the Common Stock on that date; however, the actual amounts that would be payable in these circumstances can only be determined at the time of the executive's separation and may differ from the amounts set forth in the table below. The table reflects the amounts actually paid to Mr. Bond upon the termination of his employment in February 2016 pursuant to his employment agreement that was in effect on that date and the agreement entered into in connection with his separation, which are described in our 2016 Proxy Statement filed with the SEC on April 28, 2016. Mr. Kader is not shown in the table because he received no payments when he terminated his employment voluntarily in October 2016.

Named Executive Officer	Death/ Disability	Termination by the Company for Cause	Involuntary Dismissal	Change in Control(4)	Retirement

Mark J. DeCesaris

RSUs(1)	$1,150,778	$0	$0	$1,150,778	$0

PSUs(2)	1,173,468	0	1,173,468	1,173,468	1,173,468

Total	$2,324,246	$0	$1,173,468	$2,324,246	$1,173,468

ToniAnn Sanzone

RSUs(1)	$358,381	$0	$0	$358,381	$0

PSUs(2)	73,863	0	73,863	73,863	73,863

Total	$432,244	$0	$73,863	$432,244	$73,863

Jason E. Fox

RSUs(1)	$512,606	$0	$0	$512,606	$0

PSUs(2)	1,113,610	0	1,113,610	1,113,610	1,113,610

Total	$1,626,216	$0	$1,113,610	$1,626,216	$1,113,610

John J. Park

RSUs(1)	$1,340,043	$0	$0	$1,340,043	$0

PSUs(2)	2,575,556	0	2,575,556	5,126,117	2,575,556

Total	$3,915,599	$0	$2,575,556	$6,466,160	$2,575,556

Mark M. Goldberg

RSUs(1)	$1,340,043	$0	$0	$1,340,043	$0

PSUs(2)	2,575,556	0	2,575,556	5,126,117	2,575,556

Total	$3,915,599	$0	$2,575,556	$6,466,160	$2,575,556

Thomas E. Zacharias

RSUs(1	$1,340,043	$0	$0	$1,340,043	$0

PSUs(2)	2,575,556	0	2,575,556	5,126,117	2,575,556

Total	$3,915,599	$0	$2,575,556	$6,466,160	$2,575,556

Trevor P. Bond

Severance(3)	$0	$0	$5,151,260	$0	$0

PSUs(2)	0	0	1,194,445	0	0

Total	$0	$0	$6,345,705	$0	$0

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Executive Compensation
(1)
The 2009 Share Incentive Plan generally provides that unvested RSUs automatically terminate upon a participant's termination of service for any reason but that the Compensation Committee has the discretion to determine otherwise. Under the RSU award agreements approved by the Committee, if a participant's employment terminates by reason of death or disability, LTIP RSUs become fully vested on the date of death or disability. In all other cases, unvested LTIP RSUs are forfeited upon termination. Rollover RSUs received in connection with the conversion of PEP Units were fully vested upon issuance, but payout of the underlying shares was required to be deferred for a minimum of two years. Rollover RSUs are payable in accordance with the employees' elections, except that Rollover RSUs are automatically payable upon a separation from service in the event that the employee has not yet attained age 55, subject in certain cases to a six month delay under Section 409A of the Code. Mr. Fox and Mr. Park are the only NEOs that had Rollover RSUs outstanding as of December 31, 2016. For the RSUs held by Mr. Bond upon the actual termination of his employment on February 10, 2016, the Company agreed to allow the tranches of the RSUs granted to him in 2013, 2014 and 2015 that were scheduled to vest five days later on February 15, 2016, totalling 18,617 RSUs, to vest on that date, rather than allowing them to lapse along with all his other then-outstanding RSUs pursuant to their terms on his separation date.
(2)
The 2009 Share Incentive Plan generally provides that PSUs automatically terminate upon a participant's termination of service for any reason but that the Compensation Committee has the discretion to determine otherwise. Under the PSU award agreements approved by the Committee, if a participant's employment terminates for any reason other than disability, involuntary dismissal, retirement, or death prior to the conclusion of the performance period, the PSUs are forfeited, subject to the Committee's discretion otherwise. In the case of a termination due to disability, involuntary dismissal, retirement, or death, the participant (or beneficiary) is entitled to a pro rata portion of the award for the period of time worked, contingent upon satisfaction of the performance criteria at the end of the applicable three-year performance period. As a consequence of the contingent nature of the PSU awards, the value that may ultimately be received by the NEO is uncertain. However, the prorated values shown reflect the ultimate achievement of Target levels, although actual values will range from zero, if the Threshold level is not achieved, to three times the values shown, if the Maximum level is reached. The numbers also do not indicate whether the individual is eligible for retirement.
(3)
Represents severance that was actually paid to Mr. Bond pursuant to the terms of his employment agreement and separation agreement, upon the termination of his employment on February 10, 2016, plus $22,500 for the legal fees he incurred in connection with his separation, which is reflected under Involuntary Dismissal in the table.
(4)
The terms of the Company's outstanding equity awards at December 31, 2016 provide that, in the event of a change in control of the Company, the portion of the award not already exercisable or vested becomes exercisable or vested, as the case may be, and for PSUs the awards vest at the Maximum Amount, which is three times the Target Amount. In June 2013, the Company amended the 2009 Share Incentive Plan so that, for all awards of PSUs made after that date under that Plan, the awards will vest only if the recipient's employment is terminated following a Change in Control of the Company, as defined in the Plan. In March 2015, the Company further amended the 2009 Share Incentive Plan so that, for all future awards of PSUs made under that plan after that date, the payment will be prorated through the date of the Change in Control of the Company.

54      |     Proxy Statement and Notice of 2017 Annual Meeting

Proposal Three: Approval of Our Cash Incentive Plan

Upon the recommendation of the Compensation Committee, the Company's 2017 Annual Incentive Compensation Plan (the "Cash Incentive Plan") was adopted by our Board on January 19, 2017, subject to approval of the Company's shareholders at the Annual Meeting. The principal features of the Cash Incentive Plan are summarized below. This summary is qualified in its entirety by the full text of the Cash Incentive Plan, which is set forth as Exhibit A to this Proxy Statement.

Background

The purpose of the Cash Incentive Plan is to provide for an incentive payment opportunity to executive management of the Company, which may be earned upon the achievement of established performance goals. By providing an incentive payment opportunity based upon the achievement of performance goals, the Company can reward performance based on the overall performance of the Company and the individual contribution of each executive.

Our executive employees who are, or are expected to be, "covered employees" under Section 162(m) of the Code, and other executive employees selected for participation in the discretion of the committee administering the Cash Incentive Plan are eligible to participate in this Plan. It is currently expected that approximately ten employees will be eligible to participate in the Cash Incentive Plan.

The Cash Incentive Plan includes provisions that protect the Company's ability to take a tax deduction for performance-based awards made under this Plan, in conformance with Section 162(m) of the Code and related regulations, in case certain executive officers who are awardees individually have more than $1,000,000 of compensation in any one year. In accordance with Section 162(m) of the Code, if the shareholders do not approve the Cash Incentive Plan as proposed in this Proxy Statement, no awards or payments would be made under this Plan to the CEO or any of our other three highest compensated executive officers, excluding our CFO.

Administration

The Cash Incentive Plan will be administered by the Compensation Committee, consisting of at least three members of the Board. Each member of the Committee must be an "outside director" as defined in Section 162(m) of the Code, a "non-employee director" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, and an "independent director" under the NYSE Listing Standards. The Committee has the power to select employees to participate in the Cash Incentive Plan, determine the size of awards under this Plan and the related incentive targets and performance goals, approve payment of all awards, and make all necessary determinations under the Cash Incentive Plan.

Performance Periods and Performance Goals

It is currently expected that there will be one-year performance periods under the Cash Incentive Plan. A new performance period will generally begin on January 1 of each calendar year and end on December 31 of that calendar year, with the first performance period beginning January 1, 2017 pending stockholder approval of the Cash Incentive Plan. Within 90 days after the beginning of each performance period, the Committee will establish specific performance goals for the period. The performance goals are the specific targets and objectives established by the Committee under one or more, or a combination of, absolute or relative values of any of the following objective performance measures:

Earnings or earnings per share; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; book value per share; total return to stockholders; return on equity, assets, capital or investment; pre-tax margins; revenues, including asset management revenue, structuring revenue, loan refinancing revenue, acquisition revenue, disposition revenue, incentive or termination revenue; expenses; costs; stock price; market share; charge-offs; assets; non-performing assets; income; operating, net or pre-tax income; business diversification; operating ratios (including, without limitation, capital ratios or risk-measurement ratios) or results; profit margin; cash flow, including cash flows from operating activities, investing activities and financing activities, or free cash flow; funds from operations ("FFO") or AFFO, on an overall or per share basis; cash available for distribution, or CAD; stockholders' equity; and assets under management.

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Proposal Three: Approval of Our Cash Incentive Plan

Any performance goals that are financial metrics may be determined in accordance with GAAP or may be adjusted to the extent permitted under Section 162(m) of the Code to include or exclude any items otherwise includable or excludable under GAAP. Performance goals based on such performance criteria may be based either on the performance of the Company, a subsidiary, an affiliate, any branch, department, business unit, business segment, or other portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations or market index, prior performance periods or other measure selected or defined by the Committee at the time of establishing the performance goals.

At the commencement of each performance period, the Committee will also establish a payment schedule, setting forth the amount or percentage of an incentive pool to be paid based on the extent to which the performance goals for the performance period are actually achieved. The payment schedule may be expressed by any measure specified by the Committee. Results against the performance goals will be determined and measured by an objective calculation method established by the Committee at the time of establishment of the performance goals, and the Committee may determine, at the time the performance goals are established, to appropriately adjust any evaluation performance under a performance goal to include or exclude any of the following events that occurs during a performance period: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, in each case to the extent permitted in Section 162(m) of the Code.

Payment of any incentive award under the Cash Incentive Plan is contingent upon the attainment of the pre-established performance goals. The amount of any incentive award paid may not exceed the amount established on the payment schedule. The Committee may not increase any incentive award payable. The Committee may, however, reduce or eliminate any incentive award payable, provided that the action will not result in any increase in the amount of any incentive award payable to any other Plan participant.

Termination of Employment

Unless the Committee determines otherwise in the case of a participant who dies or becomes disabled or retires under and pursuant to a retirement plan of the Company, in the event a participant's employment is terminated prior to the date of payment of an incentive award, the participant will forfeit all rights to any award for such performance period.

If the Committee determines otherwise in the case of a participant who dies or becomes disabled or retires under and pursuant to a retirement plan of the Company, the participant may be entitled to receive a pro-rata portion of the incentive award for the portion of the performance period during which the participant was employed, conditioned upon the achievement of the applicable performance goals for the performance period.

Payment of Incentive Awards

Incentive awards will be paid in cash during the two and one-half month period following the end of the year in which the performance period ends and after the Committee has determined and certified in writing the extent to which the performance goals were attained and the incentive awards were earned, provided that the Committee may determine to pay awards in the Company's common stock, from the Company's Share Incentive Plan, or any combination of cash and stock.

The maximum amount payable in cash to any one participant under the Cash Incentive Plan for any calendar year is $5,000,000, or for payments made in shares of the Company's common stock, the fair market value equivalent thereof determined as of the business day immediately preceding the date of distribution. The maximum is included for the purpose of complying with Section 162(m) of the Code.

New Plan Benefits

The actual amount of compensation to be paid to participants under the Cash Incentive Plan is not determinable in advance because it is substantially uncertain whether the minimum

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Proposal Three: Approval of Our Cash Incentive Plan

levels of performance necessary to achieve any level of incentive award under this Plan, and what levels of performance, will be realized. Additionally, the Committee has retained discretion to reduce or eliminate the incentive awards payable to any participant under the Cash Incentive Plan.

The following table sets forth the amount of awards that were received by each of the following individuals and groups for the last completed fiscal year and which would have been paid under the Cash Incentive Plan in February 2017 if it had been in effect:

Name	Cash Incentive Awards

Mark J. DeCesaris	$1,200,000

ToniAnn Sanzone	350,000

Jason E. Fox	795,000

John J. Park	930,000

Mark M. Goldberg	550,000

NEOs as a Group	$3,825,000

Federal Income Tax Consequences

Incentive Awards

A participant will not recognize any taxable income for federal income tax purposes upon establishment of a payment schedule. Any cash or stock received pursuant to an incentive award will be treated as compensation income received by the participant generally in the year in which the participant receives such cash or stock. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the participant.

Additional Information

The Company expects to award performance-based compensation under the Plan, which is exempt from the $1,000,000 annual deduction limit (for federal income tax purposes) of compensation paid by public corporations to each of our chief executive officer and three other most highly compensated executive officers in each fiscal year, excluding the chief financial officer, which limit is imposed by

Section 162(m) of the Code. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) of the Code does in fact do so.

Approval of our Cash Incentive Plan requires the affirmative vote of a majority of the votes actually cast by shares present in person or represented by proxy at the Annual Meeting, a quorum being present. An abstention from voting on a matter will not be considered a vote cast on the matter, will not be counted in determining the number of affirmative votes required for approval and accordingly will not have the effect of a vote for or against the proposal. If a broker or similar nominee limits on a proxy card the number of shares voted on this proposal or indicates that the shares represented by a proxy card are not voted on this proposal, such broker non-votes will not be considered a vote cast, will not be counted in determining the number of affirmative votes required for approval and accordingly, will not have the effect of a vote for or against the proposal.

The Board recommends a vote FOR the approval of our Cash Incentive Plan.

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Proposal Four: Approval of Our 2017 Share Incentive Plan

The Company's 2017 Share Incentive Plan (the "Stock Plan") was adopted by the Board on March 16, 2017, contingent upon approval by the Company's shareholders. The Stock Plan replaces the Company's predecessor plan for employees, the 2009 Share Incentive Plan, and for non-employee directors, the 2009 Non-Employee Directors' Incentive Plan, and upon approval of the Stock Plan, no further awards will be granted under those predecessor plans. The affirmative vote of the shareholders is required for approval of the Stock Plan. If the shareholders of the Company do not approve the Stock Plan as proposed in this proxy statement, the Stock Plan will not be used by the Company.

In order to determine the additional number of shares of Common Stock to be authorized under the Stock Plan, the Compensation Committee and the Board considered the need by the Company for the shares and the potential dilution that awarding the requested shares may have on the Company's existing shareholders. As set forth in the Compensation Discussion and Analysis section above, the Compensation Committee consulted FW Cook, its independent compensation consultant, to assist in this regard. FW Cook examined a number of factors, including the Company's burn rate and an overhang analysis, which the Compensation Committee considered.

Background

The Compensation Committee recommended to the Board that 4,000,000 shares be available under the Stock Plan. The Board is seeking shareholder approval for the Stock Plan and the shares available under the Stock Plan, which it expects is sufficient for up to approximately five years of awards based upon the historic rates of awards. Such period would coincide with the need to obtain re-approval of a plan under Section 162(m) of the Code.

The Compensation Committee and the Board also considered the burn rate with respect to Company equity awards. The burn rate is the sum of the total restricted stock and RSU awards granted by the Company in a fiscal year and the total PSU awards paid by the Company in a fiscal year, divided by the total shares of Common Stock outstanding at the beginning of the year. In fiscal 2014, 2015 and 2016, the Company granted restricted stock and RSU awards and paid PSU awards under the predecessor plans representing a total of 1,070,007 shares, 982,358 shares and 458,559 shares respectively. Using the ISS Proxy Advisory Services methodology for calculating burn rate, which applies a multiplier of 3 to any full value awards (like the restricted stock, RSUs and PSUs previously awarded under the predecessor plans for which the participant does not pay for the shares) awarded by the Company, the Company's three-year average (ISS adjusted) burn rate for equity grants made in fiscal 2014, 2015 and 2016 was 2.4%, which was below the allowable burn rate of 2.5% under ISS policy, based on the Company's industry group and volatility. If the burn rate was not adjusted in accordance with ISS policy, the three-year average burn rate would decrease to 0.81%, which is below the fiscal year 2015 median of 0.88% of the S&P 1500 Index. The Compensation Committee and the Board were satisfied that the Company's burn rate over the past three years was an acceptable level and well below guideline limits established by ISS and the median of a broadly accepted comparison group, such as the S&P 1500.

An additional metric that the Compensation Committee and the Board used to measure the cumulative dilutive impact of the equity program is overhang. Overhang is defined as:

•
outstanding share options, plus

•
outstanding full value awards, plus

•
the number of shares available for future grant under the proposed Stock Plan,

•
collectively divided by the total outstanding shares of Common Stock as of the record date.

As of December 31, 2016, the Company had 145,033 outstanding share options and 666,883 outstanding full value restricted stock, RSUs and PSUs under all of its predecessor plans. As of February 17, 2017, the Company had 106,321,207 outstanding shares of Common Stock. The 4,000,000 shares proposed for the Stock Plan, subject to shareholder approval, coupled with the existing outstanding share options/full value shares, would result in an overhang of 4.5% using the amounts noted above.

The Stock Plan does not contemplate the amount or timing of specific equity awards in the future, excepting annual awards to non-employee directors. Accordingly, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards. However, the current rationale and practices of the Compensation Committee with respect to equity awards for employees is set forth in the Compensation Discussion and Analysis section above.

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Proposal Four: Approval of Our 2017 Share Incentive Plan

Shareholder approval is required for the adoption of the Stock Plan. If the Company's shareholders do not approve the Stock Plan as proposed in this Proxy Statement, the Stock Plan will not be used by the Company. Accordingly, if the shareholders of the Company do not approve the Stock Plan, the Company may continue to use the predecessor plans in accordance with their terms and to the extent shares are available under those plans.

The principal features of the Stock Plan are summarized below. The summary is qualified in its entirety by the full text of the Stock Plan, which is set forth as Exhibit B to this Proxy Statement.

General

The purpose of the Stock Plan is to encourage and enable the officers, employees, consultants and non-employee directors upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary stake in the Company.

Employees, including officers of the Company or any subsidiary or affiliate, consultants and non-employee directors who are responsible for or contribute to the management, growth or profitability of the Company are eligible to receive awards under the Stock Plan. It is currently expected that approximately 136 employees, 138 officers, one consultant and eight non-employee directors will be eligible to participate in the Stock Plan.

The maximum aggregate number of shares for which awards may be granted under the Stock Plan is 4,000,000 shares of Common Stock, reduced by the amounts of any shares granted under the predecessor plans after December 31, 2016 and subject to adjustment in the event of share splits and similar events and subject to the counting and substitution provisions of the Stock Plan. The per-individual limits are also subject to adjustment in the event of share splits and similar events. No awards may be granted under the Stock Plan subsequent to June 14, 2027. Absent additional shareholder approval, no awards based upon the performance criteria included within the Stock Plan and intended to qualify under Section 162(m) of the Code may be granted under the Stock Plan subsequent to the Company's annual meeting of stockholders in 2022.

If any award under the Stock Plan is forfeited, canceled, reacquired by the Company, cash-settled or otherwise satisfied without the issuance of Shares or otherwise terminated, other than by exercise, the number of shares of Common Stock subject to the award are again available for purposes of the Stock Plan, provided that the participants have received no benefits of ownership of the underlying shares. Shares previously owned or acquired by an awardee that are delivered to the Company, or withheld from the award to pay the exercise price of an award or for purposes of satisfying a tax withholding obligation on awards other than full value awards, are not available for re-issuance under the Stock Plan. Shares that are delivered or withheld from full value awards for purposes of satisfying a tax-withholding obligation are, however, available for re-issuance under the Stock Plan. Also, the total number of shares subject to share options or share appreciation rights exercised, regardless of whether shares are issued as a result of net settlement, are not available for re-issuance under the Stock Plan, except that the exercise of tandem share appreciation rights or related share options are counted as one exercise.

The minimum vesting schedule applicable to equity awards is a service period of no less than one year, with ratable vesting only permitted following the one year anniversary of a grant, except in the case of a participant's death or disability or a Change of Control, as defined in the Stock Plan. This limitation does not apply to equity awards granted for up to an aggregate of five percent of the maximum number of shares that may be issued under the Stock Plan, which may be issued without minimum vesting requirements. The minimum vesting provisions may be satisfied by reference to the vesting or performance period of any such other compensation or incentive plan, program or arrangement the obligations of which are satisfied through the use of awards under the Stock Plan.

With respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event may dividends or dividend equivalents be paid with respect to share options or share appreciation rights.

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Proposal Four: Approval of Our 2017 Share Incentive Plan
Administration

The Stock Plan will be administered by our Compensation Committee (the "Committee"), consisting of not less than two members of the Board at all times. Each member of the Compensation Committee must be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an "outside director" as defined in the regulations under Section 162(m) of the Code and an independent director under the rules of the NYSE. However, the Board will administer the Stock Plan, and otherwise exercise the same authority as the Committee, with respect to grants to non-employee directors. As used herein with respect to the administration of the Stock Plan, the Committee shall refer to the Compensation Committee in the case of grants made to employees and consultants and to the Board in the case of grants made to non-employee directors.

The Committee has full authority, in its discretion, to interpret the Stock Plan and to select the persons who will receive awards and the number of shares to be covered by each award. The types of awards which the Committee has authority to grant are (1) share options, (2) share appreciation rights, (3) restricted share awards, (4) restricted share units, (5) performance share awards, (6) performance share units, (7) performance cash awards, and (8) dividend equivalent rights. Each of these types of awards is described below. The number of shares available under any outstanding awards and the exercise price of awards are adjusted in the event of share dividends and similar events. However, non-employee directors may only receive share options, restricted shares and restricted share units.

Share Options

The Stock Plan provides for the grant of share options. The option price for each share option may not be less than 100% of the fair market value of the Common Stock on the date the share option is granted. Fair market value, for purposes of the Stock Plan, is the last reported sale price of the Common Stock as reported on the Exchange for the date as of which fair market value is to be determined. On March 15, 2017, the fair market value of a share of Common Stock, as so computed, was $61.40. The maximum number of shares of Common Stock for which share options can be granted to any one individual under the Stock Plan may not exceed 500,000 shares per calendar year.

A share option becomes exercisable at such time or times and/or upon the occurrence of such event or events as the Committee may determine, subject to the minimum vesting period described above. No share option may be exercised after the expiration of ten years from the date of grant. A share option to the extent exercisable at any time may be exercised in whole or in part.

The provisions of this paragraph will apply in the case of an optionee other than a non-employee director whose employment is terminated. If the employment of the optionee is terminated by reason of the optionee's disability, outstanding share options of the optionee will be exercisable (to the extent exercisable immediately prior to the termination of employment or such larger portion as the Committee may determine in its discretion) at any time prior to the expiration date of the share option or within twelve months after the date of termination of employment, whichever is the shorter period. Following the death of an optionee during employment or within a period following termination of employment during which a share option remains exercisable, outstanding share options of the optionee will be exercisable (to the extent exercisable immediately prior to the death of the optionee or such larger portion as the Committee may determine in its discretion in the case of an optionee who dies during employment) by the legal representative or legatee of the optionee, at any time prior to the expiration date of the share option or within twelve months after the date of death of the optionee, whichever is the shorter period. If the employment of an optionee is terminated by the Corporation for cause, as defined in the Stock Plan, all outstanding share options held by the optionee will immediately terminate unless otherwise determined by the Committee. All of the time periods for exercise of options described above in this paragraph may be extended by the Committee, subject to the maximum ten year expiration date. If the employment of an optionee terminates for any reason other than for cause, disability or death, as described above, outstanding share options granted to the optionee may be exercised for such period as the Committee shall specify.

The provisions of this paragraph will apply in the case of an optionee whose service as a non-employee director is terminated. If the service of the optionee is terminated by reason of the optionee's resignation or removal for cause, any outstanding share options of the optionee (whether or not exercisable at the time of resignation or removal) will terminate as of the date of resignation or removal. Following the disability or death of an optionee during service with the Company, or within a period following termination of service during which a share option remains exercisable, outstanding share options of the optionee will be exercisable (whether or not exercisable immediately prior to the disability or death of the optionee in the case of an optionee who becomes disabled or dies during service with the Company) by the optionee, his legal representative or legatee of the optionee, at any time prior to the expiration date of the share option or within one year after the date of disability or death of the optionee, whichever is the shorter period. If the service of an optionee terminates for any reason other than for resignation, removal

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Proposal Four: Approval of Our 2017 Share Incentive Plan

for cause or death, as described above, outstanding share options granted to the optionee will be exercisable (whether or not exercisable immediately prior to the separation from service) at any time prior to the expiration date of the share option or within one year after the date of termination of service, whichever is the shorter period.

The option price for each share option will be payable in full in cash at the time of exercise; however, in lieu of cash the holder of a share option may, if authorized by the Committee, pay the option price in whole or in part by delivering to the Company, or by the Company withholding from the award, shares of Common Stock having a fair market value on the date of exercise of the share option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash.

No share option granted under the Stock Plan is transferable other than by Will or by the laws of descent and distribution, except for gifts for the benefit of a Stock Plan participant's descendants for estate planning purposes or pursuant to a certified domestic relations order. A share option may be exercised during an optionee's lifetime only by the optionee.

Subject to the foregoing and the other provisions of the Stock Plan, share options granted under the Stock Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee.

Share Appreciation Rights

A share appreciation right is a right to receive, upon surrender of the right, an amount payable in shares of Common Stock or cash under such terms and conditions as the Committee determines. A share appreciation right may be granted in tandem with part or all of (or completely independent of) a share option under the Stock Plan. A share appreciation right issued in tandem with a share option may be granted at the time of grant of the related option or at any time thereafter. The amount payable in cash or shares of Common Stock with respect to each share appreciation right will be equal in value to a percentage (including up to 100%) of the amount by which the fair market value per share of Common Stock on the exercise date exceeds the fair market value per share of Common Stock on the date of grant of the share appreciation right. The applicable percentage will be established by the Committee. The amount payable in shares of Common Stock, if any, is determined with reference to the fair market value per share of Common Stock on the date of exercise. Tandem share appreciation rights are exercisable only to the extent that the options to which they relate are exercisable. Upon exercise of the tandem share appreciation right, and to the extent of such exercise, the participant's underlying option will automatically terminate. Similarly, upon the exercise of the tandem option, and to the extent of such exercise, the participant's related share appreciation right will automatically terminate.

Restricted Share Awards and Restricted Share Units

General

Restricted shares are an award of shares of Common Stock, either at no cost or at a price determined by the Committee, subject to established restrictions and conditions. Restricted share units, or RSUs, represent a right to receive shares of Common Stock or cash based upon established restrictions and conditions.

Restricted shares and RSUs will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares or units while subject to restriction) as the Committee may impose and may be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the Committee, include termination of employment or service and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The award agreement between the Company and the awardee will set forth the number of restricted shares or RSUs awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares or RSUs in whole or in part, and such other terms and conditions as the Committee in its discretion deems appropriate. The minimum vesting schedule applicable to equity awards, as described above, applies to restricted stock and RSUs.

Unless otherwise determined by the Committee, restricted shares and RSUs are forfeited upon termination of employment or service as a non-employee director for any reason prior to vesting.

Restricted Shares

Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the restricted shares or electronic entry evidencing the shares will be held in escrow. Upon the lapse or termination of the restrictions (and not before), the record in book-entry form will be delivered to the awardee. From the date a restricted share award is effective, however, the awardee will be a stockholder with respect to the restricted shares and will have all the rights of a stockholder with respect to such shares, including voting and dividend

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Proposal Four: Approval of Our 2017 Share Incentive Plan

rights, subject to the restrictions and limitations imposed by the Committee and provided that no dividends may be paid until, and are conditioned upon, the vesting of the restricted shares.

Restricted Share Units

The award agreement for RSUs will specify the time and form of payment of vested RSUs. The Company's obligation with respect to RSUs may be paid in shares of Common Stock or cash, or partially in each. RSUs may provide for dividend equivalent rights, as determined by the Committee, provided that no dividend equivalents may be paid until, and are conditioned upon, the vesting of the RSUs.

Performance Share Awards, Performance Share Units and Performance Cash Awards

General

Performance shares represent an award entitling the recipient to acquire shares of Common Stock based on the achievement, or the level of achievement, during a specified performance period of one or more performance goals based on performance criteria established by the Committee at the time of the award. Performance share units, or PSUs, represent a right to receive shares of Common Stock or cash based on the achievement, or level of achievement, during a specified performance period of one or more performance goals based on performance criteria established by the Committee at the time of award. Performance cash awards represent a right to receive cash based upon the achievement, or level of achievement, of one or more performance goals established by the Committee at the time of grant.

Performance shares and PSUs will be subject to restrictions on the right to transfer the shares or units while subject to restriction. Performance cash awards are not transferable. The award agreement between the Company and the awardee will set forth the number of performance shares or PSUs awarded to or cash amount that may be earned by the awardee, the performance period, the performance goals, performance criteria, any restrictions imposed thereon and the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the performance shares, PSUs or performance cash awards in whole or in part and such other terms and conditions as the Committee in its discretion deems appropriate.

Unless otherwise determined by the Committee, performance shares, PSUs and performance cash awards are forfeited upon termination of employment for any reason prior to vesting.

The maximum number of shares of Common Stock subject to performance share, PSU, and other awards (excepting share options) that are intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any one individual based on the achievement of performance criteria specified in the Stock Plan for any calendar year is 350,000 shares or, if such award is payable in cash, the fair market value equivalent thereof. The maximum amount payable in cash to any one participant in the Stock Plan in any one calendar year with respect to performance cash awards is $10,000,000. In the case of multi-year performance periods, the amount that is granted or paid for any one year of the performance period is the amount granted or paid for the performance period divided by the number of calendar years in the period. In applying this limit, the amount of cash and the number of shares of Common Stock earned by a participant is measured as of the close of the applicable calendar year that ends the performance period, regardless of the fact that certification by the Committee and actual payment to the participant may occur in a subsequent calendar year or years.

Performance Shares

Upon satisfaction of all of the conditions applicable to a performance share award (and not before), the record in book-entry form will be delivered to the awardee. Awardees will be a stockholder with respect to the performance shares and will have all the rights of a stockholder only with respect to such shares actually received upon satisfaction of the applicable conditions. The award agreement may provide for the waiver, deferral, or investment of associated dividend rights with respect to any performance shares. Dividends may not be paid until, and are conditioned upon, the vesting of such performance shares.

Performance Share Units

The award agreement for PSUs will specify the time and form of payment of vested PSUs. The Company's obligation with respect to PSUs may be paid in shares of Common Stock or cash, or partially in each. PSUs may provide for dividend equivalent rights. The award agreement may provide for the deferral, or investment of dividend equivalent rights. Dividend equivalent rights may not be paid until, and are conditioned upon, the vesting of such performance share units.

Performance Cash Awards

Upon satisfaction of all of the conditions applicable to a performance cash award (and not before), the cash payment will be delivered to the awardee, subject to any specified payment date or deferral as may be permitted by the Committee.

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Proposal Four: Approval of Our 2017 Share Incentive Plan

For awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the performance criteria to be used in determining whether the award has been earned, the level of achievement of such performance criteria necessary for the award to be earned in whole or in part, and the performance period over which such performance will be measured will be determined by the Committee at the time the award is granted. Such performance criteria will be one or more pre-established objective measures of performance during the performance period by the Company, a subsidiary, an affiliate, any branch, department, business unit or other portion thereof, and/or a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected and defined by the Committee at the time of making the award. Performance Criteria may be based on one or more of the following objective performance measures, which may be expressed in either, or a combination of, absolute or relative values or as a percentage of an incentive pool: earnings or earnings per share; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; book value per share; total return to stockholders; return on equity, assets, capital or investment; pre-tax margins; revenues, including asset management revenue, structuring revenue, loan refinancing revenue, acquisition revenue, disposition revenue, incentive or termination revenue; expenses; costs; stock price; market share; charge-offs; assets; non-performing assets; income; operating, net or pre-tax income; business diversification; operating ratios (including, without limitation, capital ratios or risk-measurement ratios) or results; profit margin; cash flow, including cash flows from operating activities, investing activities and financing activities, or free cash flow; FFO, or AFFO, on an overall or per share basis; CAD; stockholders' equity; and assets under management. Any performance criteria that are financial metrics may be determined in accordance with GAAP or may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. Performance goals based on such Performance Criteria may be based either on the performance of the Company, a subsidiary, an affiliate, any branch, department, business unit, business segment, or other portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the Committee at the time of making an award. The Committee may designate one or more of such

Company performance goals as the threshold Company performance goals and shall designate the weighting among the various Company and participant performance goals established.

The Committee may in its discretion also determine to use other performance measures as performance criteria for awards not intended to qualify as performance-based compensation under Section 162(m) of the Code and/or other terms and conditions.

At the time the performance goals are established, the Committee may determine to appropriately adjust any evaluation performance under a performance goal to include or exclude, without limitation, any of the following events that occurs during a performance period: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board's authoritative guidance, footnotes to the Company's financial statements and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's reports on Form 10-K, 10-Q or 8-K for the applicable year, in each case to the extent permitted in Section 162(m) of the Code.

Dividend Equivalent Rights

A dividend equivalent right entitles the awardee to receive credit based on cash distributions that would be paid on specified shares of Common Stock if such shares were held by the awardee. Dividend equivalent rights may be granted as a component of another award or on a freestanding basis, except that dividend equivalent rights may not be granted as a component of share options or share appreciation rights. Dividend equivalent rights granted as a component of another award may also contain terms and conditions that differ from the underlying award. The terms and conditions of dividend equivalent rights will be specified in the underlying grant and may include performance goals based on performance criteria. Dividend equivalent rights may be paid on a deferred basis, or may be deemed to be reinvested in additional shares of Common Stock. Dividend equivalent rights may be settled in cash or shares of Common Stock or a combination thereof. Dividend equivalent rights may not be paid until, and are conditioned upon, the vesting of the underlying award.

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Proposal Four: Approval of Our 2017 Share Incentive Plan
Non-Employee Director Awards

Unless another date is determined by the Committee, on each July 1 (or if such day is not a business day, or if such day is a dividend record date, the next succeeding day), each non-employee director shall be granted an award with a total value of $80,000, comprised of restricted shares, RSUs, which may include related dividend equivalent rights, and/or share options, with the composition of the award to be determined by the Committee in its discretion. The total value of the annual awards may be adjusted in the Committee's sole discretion; provided that no Non-Employee Director may be granted in any calendar year compensation in respect of the Director's service as a member of the Board, including service as a member or chair of any committees of the Board, with a value in excess of $500,000, with the value of any equity based awards based on the accounting grant date value of such Award. Pro-rata awards may also be made to persons who become non-employee directors after the date of the annual award.

Additional Rights in Certain Events

The Stock Plan provides for certain additional rights upon a termination of employment or service following the occurrence of a Change of Control. A Change of Control is deemed to have occurred (1) when a beneficial owner of securities (other than the Company, a subsidiary, or any trustee, fiduciary, or other person or entity holding securities under any employee benefit plan of the Company or any subsidiary) is entitled to twenty-five percent (25%) or more of the voting power of the Company or the then outstanding shares of the Company, excepting certain Board approved purchases and transactions, (2) the consummation of (i) any consolidation or merger of the Company or any subsidiary, where the stockholders will not own, after such consolidation or merger, more than 50% of the voting equity of the entity issuing the cash or securities in the transaction, or its ultimate parent, (ii) any sale, lease, exchange or other transfer of all or substantially of the Company's consolidated assets, unless following the sale the Company's stockholders (as determined immediately prior to the sale) own more than 50% of the outstanding shares and combined voting power of the entity that acquired the assets, or (iii) any plan or proposal for the liquidation or dissolution of the Company, or (3) when the incumbent Directors of the Company, measured as of the effective date of the Stock Plan, together with any Directors they approve by at least a majority vote, cease to constitute at least a majority of the Board of Directors. For purposes of the foregoing, certain transactions resulting from the acquisition of securities by the Company are excluded.

Unless provided by the Committee at the time of grant of the award or unless otherwise provided in the applicable award agreement, in the event the employment or service of a participant is terminated by the Company without "cause" or by the participant for "good reason", as defined in the Stock Plan or, in the case of Directors, a required resignation from the Board, within two years following the occurrence of a Change of Control (1) all outstanding share options and share appreciation rights owned by that participant will become immediately and fully exercisable, (2) all restrictions and conditions applicable to restricted shares, RSUs, performance shares, PSUs, performance cash awards and dividend equivalent rights owned by that participant shall automatically be deemed waived and the participant shall become entitled to receipt of the maximum amount of shares of Common Stock subject to such award, provided that the payment date of any awards considered to be deferred compensation shall not be accelerated, and (3) if the participant held share options and share appreciation rights, the participant shall have the right, in lieu of exercising the share option or share appreciation right, to elect to surrender all or part of the share option or share appreciation right to the Company and to receive cash in an amount equal to the excess of the fair market value of a share on the date of surrender, as determined under the Stock Plan, over the exercise price per share, multiplied by the number of shares with respect to which the share option is surrendered. Awards not assumed by an acquirer upon a Change of Control shall automatically vest upon the Change of Control and become fully exercisable and underwater share options and share appreciation rights may be cancelled without consideration.

Possible Anti-Takeover Effect

The provisions of the Stock Plan providing for the acceleration of the exercise date of share options, share appreciation rights, the lapse of restrictions applicable to restricted shares, RSUs, performance shares, PSUs, performance cash awards and dividend equivalent rights upon a termination of employment following the occurrence of a Change of Control may be considered as having an anti-takeover effect.

Amendment and Discontinuance

The Board may amend or discontinue the Stock Plan at any time, and the Committee may at any time amend or cancel an outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action may adversely affect rights in any material respect under any outstanding award without the holder's consent. Further, the Board may not amend the Stock Plan without the approval of the Company's stockholders to the extent such approval is

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Proposal Four: Approval of Our 2017 Share Incentive Plan

required by the rules of any exchange upon which the Common Stock is listed or if approval of the amendment is required to qualify for the exemption provided by Rule 16b-3 of the Exchange Act or for share options, share appreciation rights, performance shares, PSUs, or other awards based upon performance criteria listed in the Stock Plan to qualify as "performance-based compensation" as then defined in the regulations under Section 162(m) of the Code.

New Stock Plan Benefits

In the case of employees or consultants, the actual amount of awards to be received by or allocated to participants or groups under the Stock Plan is not determinable in advance because the selection of participants who receive awards under the Stock Plan, and the size and type of awards to such individuals and groups, are generally determined by the Committee in its discretion. In 2017, 53,967 PSUs (assuming Threshold Amounts are reached) and 173,995 RSUs were awarded to all employees in the aggregate under the predecessor plan, of which a total of 28,300 PSUs and 59,022 RSUs were awarded to Executive Officers as a group. For information regarding awards to NEOs under the predecessor plan during 2017, see the Grants of Plan-Based Awards Table above.

In the case of non-employee Directors, the actual amount of RSAs or other awards to be received by or allocated to non-employee Directors is not determinable in advance because of the nature of the formula utilized, which depends on the share price at the time of the award, as described above. However, under the predecessor plan, each of the twelve non-employee directors on July 1, 2016 received 1,155 Director RSAs, totaling 13,860 shares.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.

Share Options

An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a share option. Upon the exercise of a share option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a share option is paid in whole or in part with shares of Common Stock, no income, gain, or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the share option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the share option.

Except as described in "Other Tax Matters" below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Share Appreciation Rights

An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of share appreciation rights. The value of any Common Stock received in payment of share appreciation rights will be treated as compensation received by the awardee in the year in which the awardee receives the Common Stock. The Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Shares

An awardee of restricted shares will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in "Other Tax Matters" below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Restricted Share Units

An awardee who receives RSUs will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or Common Stock. Except as described in "Other Tax Matters" below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

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Proposal Four: Approval of Our 2017 Share Incentive Plan

Performance Shares, Performance Share Units and Performance Cash Awards

An awardee who receives a performance share, PSU or performance cash award will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or Common Stock. Except as described in "Other Tax Matters" below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Dividend Equivalent Rights

An awardee who receives dividend equivalent rights will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or Common Stock. Except as described in "Other Tax Matters" below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters

The exercise by an awardee of a share option, share appreciation right, the lapse of restrictions on restricted shares or RSUs, performance shares, PSUs, performance cash awards and dividend equivalent rights, or the deemed waiver of restrictions and conditions with respect to awards upon a termination of employment following the occurrence of a Change of Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of the shares or cash resulting from such exercise or deemed waiver of restrictions and conditions, or on all or a portion of the fair market value of the shares or cash associated with such awards on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Restricted stock, RSUs, and performance awards based on performance criteria other than those specified in the Stock Plan are not considered "performance-based compensation" under Section 162(m) of the Code. Accordingly, if and to the extent that section is applicable to the Company's compensation payments, the Company may lose a compensation deduction for compensation paid in such form if, as of the close of the tax year, the employee is the Chief Executive Officer of the Company (or acts in that capacity) or is another "covered employee" as defined under the Code (other than the Chief Financial Officer), and the total compensation paid to such employee exceeds $1,000,000.

Approval of our 2017 Share Incentive Plan requires the affirmative vote of a majority of the votes actually cast by shares present in person or represented by proxy at the Annual Meeting, a quorum being present. Pursuant to NYSE rules, an abstention from voting on this matter will be considered a vote cast with regard to this proposal, will be counted in determining the number of affirmative votes required for approval and accordingly will have the effect of a vote against the proposal. If a broker or similar nominee limits on a proxy card the number of shares voted on this proposal or indicates that the shares represented by a proxy card are not voted on this proposal, such broker non-votes will not be considered a vote cast, will not be counted in determining the number of affirmative votes required for approval and accordingly, will not have the effect of a vote for or against the proposal.

The Board recommends a vote FOR the approval of our 2017 Share Incentive Plan.

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Equity Compensation Plan Information

The following table presents information regarding the Company's equity compensation plans as of December 31, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by security holders	1,992,908	(1)	$33.27	(2)	2,420,268	(3)

Equity compensation plans not approved by security holders	0		0		0

Total	1,992,908	(1)	$33.27	(2)	2,420,268	(3)

(1)
Reflects outstanding options, RSUs, and PSUs issued to officers and employees under the 1997 Share Incentive Plan and the 2009 Share Incentive Plan, including 1,173,482 such awards where the payout of the underlying shares upon vesting was deferred at the election of the recipient pursuant to the Company's Deferred Compensation Plan. For PSUs, which may or may not vest in varying amounts depending on the achievement of specified performance criteria, the Target Amount (100% of the award paid), aggregating 292,625 shares, was used; the Maximum Amount (300% of the Target Amount) that can be issued would be 877,956 shares (although for PSUs granted in 2014 with a 2014-2016 three-year performance cycle, the actual payout level achieved was 150% of the Target Amount, with the resulting payment of the underlying shares occurring in February 2017). Amounts shown do not include dividend equivalents to be paid on PSUs, which are reinvested in shares of Common Stock after the end of the relevant performance cycle but only to the extent the PSUs vest. See the table entitled 2016 Grants of Plan-Based Awards shown previously in this Proxy Statement for a description of these Dividend Equivalent Shares. Also reflects 35,271 vested Director RSUs, where the payout of the underlying shares is automatically deferred until the Director completes service on the Board, but does not include Director RSAs.
(2)
All RSUs and PSUs are settled in shares of Common Stock on a one-for-one basis and accordingly do not have a Weighted-Average Exercise Price. Therefore, the Weighted-Average Exercise Price shown is for outstanding options only.
(3)
Includes the following shares of Common Stock remaining available for issuance at December 31, 2016: 1,873,145 shares issuable under the 2009 Share Incentive Plan, which may be issued upon the exercise of stock options, as RSAs, upon vesting of RSUs or PSUs, or as other stock based awards, although no such awards will be made if the 2017 Share Incentive Plan presented in Proposal Four is approved; 185,693 shares issuable under the Director Plan, which may be issued upon the exercise of stock options, upon vesting of Director RSUs, or as Director RSAs, although no such awards will be made if the 2017 Share Incentive Plan presented in Proposal Four is approved; and 361,430 shares issuable under the Company's ESPP. Under the ESPP, eligible employees can purchase shares semi-annually with up to a maximum of 10% of eligible compensation, or $10,000, if less, per year, with the purchase price equal to 90% of the fair market value of the Common Stock on the last day of each semi-annual purchase period, which is defined in the ESPP as the average of the high and low prices of such stock on the NYSE. The terms of the ESPP do not limit the aggregate number of shares subject to purchase by all participants during any one purchase period. The 1,873,145 shares of Common Stock available at December 31, 2016 under the 2009 Share Incentive Plan noted above assumes the payout of all then-outstanding PSU awards at the Target level but does not include Dividend Equivalent Shares; if the Maximum payout level is achieved on all outstanding PSU awards, the amount of Common Stock available for issuance under the 2009 Share Incentive Plan at December 31, 2016 would have been 1,287,841 shares.

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Proposal Five: Approval of a Charter Amendment to Provide Shareholders with the Concurrent Power to Amend the Company's Bylaws

Upon recommendation of the Nominating and Corporate Governance Committee, our Board has declared advisable and recommends that shareholders approve an amendment to the Charter (the "Proposed Charter Amendment") to provide the Board and the Company's shareholders with the concurrent power to amend our Bylaws.

Currently, both the Charter and Bylaws provide the Board with the exclusive power to amend the Bylaws. Our Board is committed to good corporate governance and monitors regularly our corporate governance policies and practices. Our Board carefully considered the advantages and disadvantages of adopting a change to our Charter to allow for shareholders to amend the Bylaws. The Company's Bylaws establish a number of fundamental corporate governance operating principles, including rules for meetings of directors and stockholders and the election and duties of directors and officers, among other provisions. In the past, the Board believed that the default position under Maryland General Corporation Law provided an effective means for the Board to ensure that any amendments to our Bylaws were prudent and designed to protect and maximize long-term value for all shareholders. More recently, the Nominating and Corporate Governance Committee considered the various positions for and against allowing shareholders to amend the Bylaws. After weighing these considerations, and upon the recommendation of the Nominating and Corporate Governance Committee, the Board has determined to amend the Charter to allow shareholders to amend our Bylaws.

The general description of the Proposed Charter Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Charter Amendment, which is contained in Section 5.5 of the the proposed Articles of Amendment and Restatement attached as Exhibit C to this Proxy Statement and is incorporated by reference herein. Deletions to our existing Charter are indicated by strike outs.

If approved by the requisite vote, the Proposed Charter Amendment will become effective upon the filing of Articles of Amendment and Restatement with the State Department of Assessments and Taxation in Maryland (the "SDAT") to reflect the changes to Section 5.5. If the Proposed Charter Amendment is not approved by the requisite vote, then the proposed amendment to Section 5.5 of the Articles of Amendment and Restatement will not be filed with the SDAT and our Board shall continue to have the exclusive power to adopt, alter or repeal any provision of our Bylaws pursuant to our Charter.

Approval of a Charter amendment to provide shareholders with the concurrent power to amend our Bylaws requires the affirmative vote of a majority of the votes actually cast by shares present in person or represented by proxy at the Annual Meeting, a quorum being present. An abstention from voting on a matter will not be considered a vote cast on the matter, will not be counted in determining the number of affirmative votes required for approval and accordingly will not have the effect of a vote for or against the proposal. If a broker or similar nominee limits on a proxy card the number of shares voted on this proposal or indicates that the shares represented by a proxy card are not voted on this proposal, such broker non-votes will not be considered a vote cast, will not be counted in determining the number of affirmative votes required for approval and accordingly, will not have the effect of a vote for or against the proposal.

The Board recommends a vote FOR the approval of the Proposed Charter Amendment to provide shareholders with the concurrent power to amend the Company's Bylaws.

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Proposal Six: Approval of a Charter Amendment to Increase Ownership Limits

Upon recommendation of the Nominating and Corporate Governance Committee, our Board has declared advisable and recommends that shareholders approve an amendment to our Charter (the "Proposed Increase in Ownership Limitations") to increase (i) the "Aggregate Stock Ownership Limit" pertaining to the ownership of shares of our capital stock (which includes both common stock and any preferred stock that we may issue from and after the date hereof) from 7.9% to 9.8%, and (ii) the "Common Stock Ownership Limit" pertaining to the ownership of shares of our Common Stock from 7.9% to 9.8%, in each instance, as set forth in Article VI of our Charter.

By way of background, in order to qualify as a real estate investment trust ("REIT") under the Code, among other things, no more than 50% of the value of our outstanding shares of capital stock may be owned, directly or indirectly, by five or fewer individuals (as defined by the Code to include certain entities) at any time during the last half of any taxable year. This test is generally referred to as the "5/50 test" within the REIT industry. Accordingly, in order to help us qualify and maintain our status as a REIT, our Charter, subject to certain exceptions, authorizes our directors to take such actions as are necessary and desirable to limit any person to beneficial or constructive ownership of (i) 7.9%, in either value or number of shares, whichever is more restrictive, of our aggregate outstanding shares of common and preferred stock (excluding any outstanding shares of our common or preferred stock not treated as outstanding for federal income tax purposes) (which, as more thoroughly described in Article VI of our Charter, is referred to as the "Aggregate Stock Ownership Limit") or (ii) 7.9%, in either value or number of shares, whichever is more restrictive, of our aggregate outstanding shares of Common Stock (excluding any of our outstanding shares of Common Stock not treated as outstanding for federal income tax purposes) (which, as more thoroughly described in Article VI of our Charter, is referred to as the "Common Stock Ownership Limit").

While, in light of the 5/50 test, the organizational documents of most publicly-traded REITs set the applicable ownership limitations at 9.8%, our Aggregate Stock Ownership Limit and Common Stock Ownership Limit were established in 2012 in connection with our conversion to a REIT and concurrent acquisition of one of our managed programs, Corporate Property Associates 15 Incorporated. At the time, the rationale for adopting these comparatively lower ownership limitations was that the estate of our founder, Wm. Polk Carey, owned approximately 18% of our outstanding shares of common stock. The adoption of the 7.9% ownership limitations was designed to allow the estate to maintain its historical ownership position while still permitting us to qualify as a REIT. Since that time, the estate has sold or distributed its ownership position such that it no longer beneficially owns more than 5% of our outstanding Common Stock, and therefore these below-market ownership limitations are no longer required.

As previously discussed, our Board is committed to good corporate governance and monitors regularly our corporate governance policies and practices. As part of its overall review of our corporate governance, our Board carefully considered the advantages and disadvantages of implementing the Proposed Increase in Ownership Limitations. After weighing these considerations, and upon the recommendation of the Nominating & Corporate Governance Committee, the Board has concluded that such an increase has the potential to enhance our ability to attract increased equity investments from institutional investors without jeopardizing our ability to maintain our REIT status, and ultimately help grow long-term value for all shareholders.

The general description of the Proposed Increase in Ownership Limitations set forth above is qualified in its entirety by reference to the text of the Proposed Increase in Ownership Limitations, which is reflected in the proposed revisions set forth in Article VI of the proposed Articles of Amendment and Restatement attached as Exhibit C to this Proxy Statement, and is incorporated by reference herein. Deletions to our existing Charter are indicated by strike outs.

If approved by the requisite vote, the Proposed Increase in Ownership Limitations will become effective upon the filing of Articles of Amendment and Restatement with the SDAT reflecting the changes to Article VI of our Charter. Upon the approval of the Proposed Increase in Ownership Limitations, no person, including the estate of Wm. Polk Carey, may own (as more thoroughly described in the Charter) more than 9.8% of our capital stock in the absence of an express waiver granted by the Board. If the Proposed Increase in Ownership Limitations is not approved by the requisite vote, then Article VI of our Charter will not be amended and restated, and the ownership limitations will remain 7.9%.

Approval of the Proposed Increase in Ownership Limitations requires the affirmative vote of a majority of the votes actually cast by shares present in person or represented by proxy at the Annual Meeting, a quorum being present. An abstention from voting on a matter will not be considered a vote cast on the matter, will not be counted in determining the number of affirmative votes required for approval and accordingly will not

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Proposal Six: Approval of a Charter Amendment to Increase Ownership Limits

have the effect of a vote for or against the proposal. If a broker or similar nominee limits on a proxy card the number of shares voted on this proposal or indicates that the shares represented by a proxy card are not voted on this proposal, such broker non-votes will not be considered a vote cast, will not be counted in determining the number of affirmative votes required for approval and accordingly, will not have the effect of a vote for or against the proposal.

The Board recommends a vote FOR the Proposed Increase in Ownership Limitations.

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Proposal Seven: Ratification of Appointment of Independent Registered Public Accounting Firm

From the Company's inception, it has engaged the firm of PricewaterhouseCoopers LLP as its Independent Registered Public Accounting Firm. For 2017, the Audit Committee has approved the engagement of PricewaterhouseCoopers LLP as the Company's independent auditors. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if he or she desires to do so, and to respond to appropriate questions from stockholders.

Although stockholder ratification of PricewaterhouseCoopers LLP's appointment is not required by our Charter, the Bylaws, or otherwise, the Board is submitting the ratification of PricewaterhouseCoopers LLP's appointment for the year 2017 to the Company's shareholders. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the year 2017 but will not be obligated to terminate the appointment. Even if the shareholders ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if the Committee determines that such a change would be in the Company's interests.

The ratification of PricewaterhouseCoopers LLP's appointment requires the affirmative vote of a majority of the votes actually cast by shares present in person or represented by proxy at the Annual Meeting, a quorum being present.

The Board recommends a vote FOR the ratification of appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2017.

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Report of the Audit Committee

The Audit Committee of the Board of Directors reports as follows with respect to the audit of W. P. Carey Inc.'s fiscal 2016 audited financial statements and management's report of internal controls over financial reporting.

The audit functions of the Audit Committee focus on the adequacy of W. P. Carey Inc.'s internal controls and financial reporting procedures, the performance of W. P. Carey Inc.'s internal audit function and the independence and performance of W. P. Carey Inc.'s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. The Audit Committee meets periodically with management to consider the adequacy of internal controls and the objectivity of W. P. Carey Inc.'s financial reporting. The Audit Committee discusses these matters with appropriate internal financial personnel as well as its Independent Registered Public Accounting Firm. The Audit Committee held eight regularly scheduled meetings during 2016.

Management has primary responsibility for W. P. Carey Inc.'s financial statements and management's report of internal controls over financial reporting and the overall reporting process, including W. P. Carey Inc.'s system of internal controls. The Independent Registered Public Accounting Firm audits the annual financial statements and the effectiveness of internal controls over financial reporting, expresses an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues they believe should be raised with us. The Audit Committee monitors these processes, relying without independent verification on the information provided to us and on the representations made by management.

The Audit Committee has reviewed and discussed the audited financial statements and management's report of internal controls over financial reporting with the management of W. P. Carey Inc. The Directors who serve on the Audit Committee are all "independent" as defined in the NYSE Listing Standards and applicable rules of the SEC.

The Audit Committee has discussed with the Company's Independent Registered Public Accounting Firm the matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has received written disclosures and the letter from the Independent Registered Public Accounting Firm required by the applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm's communication with the committee concerning independence and has discussed with the Independent Registered Public Accounting Firm their independence from W. P. Carey Inc. Based on review and discussions of the audited financial statements and management's report on internal control over financial reporting of W. P. Carey Inc. with management and discussions with the Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2016 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

    Submitted by the Audit Committee*:
    Mark A. Alexander, Chair
    Nathaniel S. Coolidge
    Jean Hoysradt
    Richard C. Marston
    Nick J.M. van Ommen

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company incorporates it by specific reference.

Financial Expert

The Board has determined that Mark A. Alexander, who is an Independent Director and Chair of the Audit Committee, is a "financial expert" as defined in Item 407 of Regulation S-K under the Exchange Act.

*
Although the membership of the Audit Committee as of the date of this Proxy Statement, as reflected in the Board Snapshot shown earlier in this Proxy Statement, will be changing, the members of the Audit Committee listed here were the members who participated in the review, discussion and recommendation actions noted in this Report.

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Report of the Audit Committee

Fees Billed by PricewaterhouseCoopers LLP During Fiscal Years 2016 and 2015

The following table sets forth the approximate aggregate fees billed to W. P. Carey during fiscal years 2016 and 2015 by PricewaterhouseCoopers LLP, categorized in accordance with SEC definitions and rules:

	2016	2015

Audit Fees(1)	$2,334,746	$2,727,062

Audit-Related Fees(2)	322,378	1,031,147

Tax Fees(3)	1,209,635	2,597,775

All Other Fees(4)	0	0

Total Fees	$3,866,759	$6,355,984

(1)
Audit Fees: This category consists of fees for professional services rendered for the audit of W. P. Carey's fiscal 2016 and 2015 financial statements included in the Company's Annual Reports on Form 10-K (including services incurred with respect to rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002), the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for each of the quarters ended March 31, June 30, and September 30, 2016 and 2015, and other audit services, including certain statutory audits.
(2)
Audit-Related Fees: This category consists of audit-related services performed by PricewaterhouseCoopers LLP and for 2016 and 2015 includes audit services for SEC registration statement review and the related issuance of any comfort letters and consents. For 2015, this category also includes audit services in connection with the Company's evaluation of various potential transactions as part of an internal strategic review.
(3)
Tax Fees: This category consists of fees billed to W. P. Carey by PricewaterhouseCoopers LLP of $1,150,009 and $1,311,928 for tax compliance services during 2016 and 2015, respectively, and $59,626 and $1,285,847 for tax consultation in connection with transactions during 2016 and 2015, respectively.
(4)
All Other Fees: No other services were provided by PricewaterhouseCoopers LLP in either 2016 or 2015.

Pre-Approval Policies

The Audit Committee's policy is to pre-approve audit and permissible non-audit services provided by the Company's Independent Registered Public Accounting Firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Independent Registered Public Accounting Firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the Independent Registered Public

Accounting Firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. If a non-audit service is required before the Audit Committee's next scheduled meeting, the committee has delegated to its Chair, Mr. Alexander, the authority to approve such services on its behalf, provided that such action is reported to the committee at its next meeting. Pursuant to these policies, the Audit Committee pre-approved all the services provided by the Independent Registered Public Accounting Firm in fiscal years 2016 and 2015 shown in the table above.

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Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 15, 2017 by each of the current Directors and the nominees for election as Director, each of the NEOs listed in the Summary Compensation Table presented earlier in this Proxy Statement, all Directors and Executive Officers on that date as a group, and each person known to the Company to own beneficially more than 5% of the Common Stock. Individuals who did not own any shares as of that date are not listed in the table. Any fractional shares are rounded down to the nearest full share. Except as noted below, none of the shares has been pledged as collateral.

Name of Beneficial Owner	Amount of Shares Beneficially Owned(1)	Percentage of Class

Mark A. Alexander	4,000	*

Nathaniel S. Coolidge(2)	15,925	*

Mark J. DeCesaris(3)	111,759	*

Peter J. Farrell(2)	1,155	*

Jason E. Fox(4)	523,903	*

Mark M. Goldberg(5)	109,329	*

Benjamin H. Griswold, IV(2)(6)	135,014	*

Axel K.A. Hansing(2)	8,181	*

Jean Hoysradt(2)	4,244	*

Dr. Richard C. Marston(2)	8,181	*

Nick J.M. van Ommen(2)	14,581	*

John J. Park(7)	426,501	*

ToniAnn Sanzone	6,157	*

Mary M. VanDeWeghe(2)	7,484	*

Reginald Winssinger(2)(8)	32,784	*

Thomas E. Zacharias(9)	284,162	*

The Vanguard Group(10)	15,719,233	14.79%
100 Vanguard Blvd.
Malvern, PA 19355

BlackRock Inc.(11)	6,166,866	5.80%
55 East 52nd Street
New York, NY 10055

All Directors and Executive Officers as a Group (16 individuals)	1,409,198	1.32%

*
Less than 1%
(1)
Beneficial ownership has been determined in accordance with the rules of the SEC and includes shares that each beneficial owner (or the Directors and Executive Officers as a Group) has the right to acquire within 60 days of March 15, 2017, including vested Director RSUs, LTIP RSUs, PSUs, and Rollover RSUs, each as defined herein, where payout of the underlying shares has been deferred. Except as noted, and except for any community property interest owned by spouses, the listed individuals have sole investment power and sole voting power as to all shares of which they are identified as being the beneficial owners.
(2)
Includes 1,155 Director RSAs that were granted on July 1, 2016 and are not scheduled to vest until July 1, 2017, as to which the recipients have current voting rights.
(3)
The amount shown includes 3,115 shares that Mr. DeCesaris has the right to acquire within 60 days of March 15, 2017 through the exercise of PEP Options issued under the 1997 Share Incentive Plan, each as defined herein. The amount shown includes 103,495 shares that have been pledged as security in a margin account, whether or not there are loans outstanding. See "Pledging Policy" above.
(4)
The amount shown includes a total of 8,311 shares that Mr. Fox has the right to acquire within 60 days of March 15, 2017 through the exercise of PEP Options issued under the 1997 Share Incentive Plan, 762 shares owned by his son, 55 shares owned by his daughter, and 39,976 shares that have been pledged as security in a margin account, whether or not there are loans outstanding. See "Pledging Policy" above.

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Security Ownership of Certain Beneficial Owners, Directors and Management
(5)
The amount shown includes 2,200 shares owned by Mr. Goldberg's spouse, and 83,986 shares owned by Mr. Goldberg that are pledged as security in a margin account, whether or not there are loans outstanding. See "Pledging Policy" above.
(6)
The amount shown includes 1,000 shares held in aggregate by certain Accumulation Trusts and 16,500 shares held in aggregate by certain Grandchildren's Trusts, for which Mr. Griswold serves as a trustee, and 2,000 shares owned by Mr. Griswold's spouse.
(7)
The amount shown includes 245 shares that Mr. Park has the right to acquire within 60 days of March 15, 2017 through the exercise of PEP Options issued under the 1997 Share Incentive Plan and 1,680 shares owned in aggregate by his three children.
(8)
Includes 19,318 shares, owned by Mr. Winssinger that have been pledged as security in a margin account, whether or not there are loans outstanding. See "Pledging Policy" above.
(9)
The amount shown includes 19,000 shares owned by Mr. Zacharias's spouse and 8,000 shares held in trust for his son. Mr. Zacharias disclaims beneficial ownership of the shares owned by his spouse. The amount shown also includes 237,099 shares that have been pledged as security in a margin account, whether or not there are loans outstanding. See "Pledging Policy" above.
(10)
The information for The Vanguard Group ("Vanguard") is derived from a Schedule 13G/A, filed with the SEC on February 10, 2017, to report beneficial ownership as of December 31, 2016. Based on that filing, Vanguard was the beneficial owner of 15,719,233 shares in the aggregate at that date, as a result of serving as an investment manager. As of that date, Vanguard reported that it had sole dispositive power with respect to 15,554,857 shares, sole voting power over 176,120 shares, shared dispositive power with respect to 164,376 shares, and shared voting power with respect to 107,062 shares. According to a separate Schedule 13G/A filed on February 13, 2017, Vanguard REIT Index Fund (the "Vanguard REIT Index Fund") beneficially owned 7,623,861 shares at December 31, 2016, over which it had sole voting power. Based on information provided to the Company by Vanguard and the Vanguard REIT Index Fund, the shares beneficially owned by the Vanguard REIT Index Fund are included in the amounts listed as beneficially owned by Vanguard in the table as well as in the amount noted above over which Vanguard had sole dispositive power at December 31, 2016, pursuant to contractual rights granted to Vanguard by the Vanguard REIT Index Fund.
(11)
The information for BlackRock Inc. is derived from a Schedule 13G filed with the SEC on January 27, 2017 to report beneficial ownership as of December 31, 2016. As of that date, BlackRock reported that it had sole voting power with respect to 5,763,857 of such shares and sole dispositive power over all of the shares shown.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that Directors, Executive Officers, and persons who are the beneficial owners of more than 10% of our shares file reports of their ownership and changes in ownership of our shares with the SEC and to furnish us with copies of all such Section 16 reports that they file. Based upon a review of the copies of such reports furnished to us as filed with the SEC and other written representations that no other reports were required to be filed during the year, W. P. Carey believes that all Directors, Executive Officers, and beneficial owners of 10% or more of our shares were in compliance with the reporting requirements of Section 16(a) of the Exchange Act during 2016, except that Mark M. Goldberg, one of our NEOs, filed a late Form 4 in March 2017 when he discovered a failure to report the sale of 5,500 shares of our Common Stock by his wife in September 2016.

Shareholder Proposals

The date by which shareholder proposals must be received by W. P. Carey for inclusion in proxy materials relating to the 2018 Annual Meeting is December 19, 2017, and any such proposals must meet the other requirements of Rule 14a-8 under the Exchange Act.

In order for proposals submitted outside of Rule 14a-8 to be considered at the 2018 Annual Meeting, shareholder proposals, including shareholder nominations for Director, must comply with the advance notice and eligibility requirements contained in the Bylaws. The Bylaws provide that shareholders are required to give advance notice to W. P. Carey of any business to be brought by a shareholder before an annual stockholders' meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely written notice thereof to the Secretary of W. P. Carey at the principal executive offices of the Company. In order to be timely, a shareholder's notice must be delivered not later than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting of shareholders nor earlier than the 150th day prior to the first anniversary of such mailing. Therefore, any shareholder proposals, including nominations for directors, submitted outside of Rule 14a-8 to be voted on at the 2018 Annual Meeting must be received by W. P. Carey not earlier than November 20, 2017 and not later than December 19, 2017. However, in the event that the date of the 2018 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of the Annual Meeting, notice by the shareolder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting date and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made by W. P. Carey. Such proposals and nominations must be made in accordance with, and include the information required to be set forth by, the Bylaws. An untimely or incomplete proposal or nomination may be excluded from consideration at the 2018 Annual Meeting.

A copy of our Bylaws is available upon request. Such requests and any shareholder proposals should be sent to Susan C. Hyde, Corporate Secretary, W. P. Carey Inc., 50 Rockefeller Plaza, New York, NY 10020. These procedures apply to any matter that a shareholder wishes to raise at any annual meeting, including those matters raised other than pursuant to Rule 14a-8. A shareholder proposal that does not meet the requirements summarized above or listed in the Bylaws will be considered untimely, and any proxy solicited by W. P. Carey may confer discretionary authority to vote on such proposal.

Other Communications with the Board

Shareholders and other interested persons who wish to send communications on any topic to the Board, the Non-Executive Chair of the Board, or the Independent Directors as a group may do so by writing to the Non-Executive Chair of the Board, W. P. Carey Inc., 50 Rockefeller Plaza, New York, NY 10020. The Nominating and Corporate Governance Committee has approved a process for handling communications to the Board in which the Corporate Secretary, Susan C. Hyde, monitors communications and provides copies or summaries of such communications to the Directors as she considers appropriate. The Board will give appropriate attention to written communications that are submitted and will respond if and as appropriate. Absent unusual circumstances or as contemplated by Committee charters and subject to any required assistance or advice from legal counsel, Ms. Hyde is responsible for monitoring communications and for providing copies or summaries of such communications to the Directors as she considers appropriate.

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Users' Guide

Who is soliciting my proxy?

The Directors of W. P. Carey are sending you this Proxy Statement and enclosed proxy card.

Who is entitled to vote?

W. P. Carey's shareholders as of the close of business on April 7, 2017, which is the Record Date, are entitled to vote at the Annual Meeting.

What is the Board's voting recommendation for each of the proposals and what vote is required for the different proposals?

You may vote FOR, AGAINST or ABSTAIN with respect to each Proposal.

Proposal	Board Vote Recommendation	Vote Required to Approve	Effect of Abstention	Page

Proposal One—Election of Nine Directors	FOR each Nominee	Majority of the votes cast with respect to each nominee	No effect	6

Proposal Two—Advisory Vote on Executive Compensation	FOR	Majority of the votes cast on the Proposal	No effect	30

Proposal Three—Approval of our Cash Incentive Plan	FOR	Majority of the votes cast on the Proposal	No effect	55

Proposal Four—Approval of our 2017 Share Incentive Plan	FOR	Majority of the votes cast on the Proposal	Effect of vote AGAINST	58

Proposal Five—Approval of a Charter Amendment to Provide Shareholders with the Concurrent Power to Amend the Company's Bylaws	FOR	Majority of the votes cast on the Proposal	No effect	68

Proposal Six—Approval of a Charter Amendment to Increase Ownership Limits	FOR	Majority of the votes cast on the Proposal	No effect	69

Proposal Seven—Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	Majority of the votes cast on the Proposal	No effect	71

If you own shares through a broker or other nominee in street name, you may instruct your broker or other nominee as to how to vote your shares. A "broker non-vote" occurs when you fail to provide a broker or other nominee with voting instructions and a broker or other nominee does not have the discretionary authority to vote your shares on a particular matter because the matter is not a routine matter under the NYSE rules. Proposal 7 is the only Proposal for which broker discretionary voting is allowed. Therefore, if you fail to provide your broker or other nominee with voting instructions with respect to Proposals 1, 2, 3, 4, 5 and 6, broker non-votes will result with respect to each of those Proposals. A broker non-vote will not be considered a vote cast, will not be counted in determining the number of affirmative votes required for approval and accordingly, will not have the effect of a vote for or against the proposal. Broker non-votes and abstentions will be counted for purposes of calculating whether a quorum is present at the Annual Meeting.

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Users' Guide

You may cast your vote in any of the following ways:

Internet	Phone	Mail	In Person
Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Call 1-800-454-8683 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	See below regarding Attendance at the Meeting.

How many shares may vote?

At the close of business on the Record Date, W. P. Carey had 106,511,052 shares of its Common Stock outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.

What is a quorum?

A quorum is the presence, either in person or represented by proxy, of a majority of all the votes entitled to be cast at the Annual Meeting. There must be a quorum for the Annual Meeting to be held.

How will voting on any shareholder proposals be conducted?

We do not know of any other matters that are likely to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your signed proxy gives authority to the persons named in the enclosed proxy to vote your shares on such matters in accordance with their best judgment, to the extent permitted by applicable law.

Who will pay the cost for this proxy solicitation?

W. P. Carey will pay the cost of preparing, assembling, and mailing the Notice about Internet availability, this Proxy Statement, the Notice of Meeting, and the enclosed proxy card. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our wholly-owned subsidiary, CAM (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. We intend to retain an outside solicitation firm, Broadridge Investor Communication Solutions, Inc., to assist in the solicitation of proxies for a fee estimated to be $75,000 or less, plus out-of-pocket expenses. We expect to request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

May I revoke my proxy?

Yes, you may revoke your proxy at any time before the Annual Meeting by notifying W. P. Carey's Corporate Secretary or submitting a new proxy card, or by voting in person at the meeting. You should mail any notice of revocation of proxy to Susan C. Hyde, Corporate Secretary, W. P. Carey Inc., 50 Rockefeller Plaza, New York, New York 10020.

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 Exhibit A

W. P. CAREY INC.

2017 ANNUAL INCENTIVE COMPENSATION PLAN

Section 1.    Purpose. The purpose of the 2017 Annual Incentive Compensation Plan (the "Plan") is to provide for an incentive payment opportunity to executive management of W. P. Carey Inc. (the "Company") and its subsidiaries and affiliates, which may be earned upon the achievement of established performance goals. By providing an incentive payment opportunity based upon the achievement of performance goals, the Company can reward performance based on the overall performance of the Company and the individual contribution of each executive.

Section 2.    Effective Date. The effective date of this Plan is January 1, 2017, provided that the Plan is approved by stockholders of the Company prior to the payment of any compensation hereunder. The Plan will remain in effect from year to year (each calendar year shall be referred to herein as a "Plan Year") until formally terminated in writing by the Company's Board of Directors (the "Board").

Section 3.    Administration of the Plan.

Section 3.01.    Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of at least three members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (1) an "outside director" as then defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, (2) a "non-employee director" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule and (3) an "independent" director under the rules of the New York Stock Exchange. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. The initial Committee administering the Plan shall be the Company's Compensation Committee.

Section 3.02.    Determinations. The Committee shall determine the Incentive Targets, Incentive Awards and Performance Goals as defined in Sections 5.01, 5.02 and 5.03 of the Plan and designate the employees who are to participate in the Plan.

Section 3.03.    Notice of Participation. Each employee who has been designated to participate in the Plan shall receive a written notice, in the form prescribed by the Committee, informing the employee that he or she has been selected to be a Participant (a "Participant") in the Plan and specifying the period for which such designation is to remain in effect. No employee shall have the right to become a Participant and shall not be a Participant until the date specified in the notice. Designation of participation does not guarantee a Participant that an Incentive Award will be earned.

Section 4.    Eligibility, Termination, New Participants.

Section 4.01.    Eligibility. Any employee of the Company or any subsidiary or affiliate, including any employee who is a "covered employee", as defined in Section 162(m)(3) of the Code and the regulations promulgated thereunder, shall be eligible to participate in the Plan upon written designation by the Committee as provided in Section 3.03.

Section 4.02.    Termination of Employment. Except as provided in Section 4.03 of the Plan or as otherwise determined by the Committee, a Participant whose employment with the Company and all subsidiaries and affiliates is terminated prior to the payment of an Incentive Award or Awards will forfeit all right to such unpaid Incentive Awards.

Section 4.03.    Death, Disability or Retirement. If, during a Performance Period, as defined in Section 5.04 of the Plan, a Participant dies or becomes disabled, within the meaning of Section 409A(a)(2)(C) of the Code, or retires under and pursuant to any retirement plan of the Company which constitutes a separation from service under Section 409A of the Code, the Participant, or his or her estate, may, in the discretion of the Committee, be entitled to receive a pro-rata Incentive Award for the portion of the Performance Period during which the Participant was employed, provided that the applicable Performance Goals for such Performance Period are achieved, and, in the case of retirement or disability, the Participant is not employed in any capacity by any competitor of the Company or is otherwise then engaging in competitive activities with the Company. In the case of any pro-rata Incentive Award payment, such amounts shall be paid as provided in Section 6 of the Plan.

Section 4.04.    New Participants. Except as provided in this Section 4.04, an employee who is not a Participant as of the first day of a Performance Period shall not become a Participant for that Performance Period. New employees of the Company or any subsidiary or affiliate hired during a Performance Period, and employees promoted during the Performance Period who were not eligible to participate in the Plan at the beginning of the Performance Period, may become a Participant, as determined by the Committee in its sole discretion, during a Performance Period and participate in the Plan for such Performance Period on a pro-rata basis provided that, in the case of Covered Employees, the employee becomes a Participant effective not later than 90 days after the beginning of the Performance Period or, if earlier, no later than after 25% of the Performance Period has elapsed.

Section 5.    Incentive Targets, Incentive Awards, Performance Goals and Performance Periods.

Section 5.01.    Incentive Targets. Each Participant under the Plan shall be assigned an incentive target or targets (an "Incentive Target"), which may be expressed as a percentage of the Participant's base salary or other measure prescribed by the Committee, as related to the level of achievement expected to be attained. Incentive Targets shall be determined within 90 days after the commencement of each Performance Period and approved by the Committee. An Incentive Target based upon the maximum level of achievement may not exceed the maximum incentive amount payable as provided in Section 5.07 of the Plan.

Section 5.02.    Incentive Awards. Incentive awards ("Incentive Awards") may be earned by Participants during a Performance Period; provided, however, that (a) no Incentive Award may exceed the Participant's Incentive Target established for the actual level of achievement attained and (b) payment of any Incentive Award under the Plan shall be contingent upon the achievement of the relevant performance goals established by the Committee ("Performance Goals"). Performance Goals may include one or more type of performance goal, including threshold Company performance goals (the "Threshold Company Performance Goals"), other Company performance goals ("Company Performance Goals") and Participant performance goals ("Participant Performance Goals").

Section 5.03.    Performance Goals.

(a)    Performance Goals.    Within 90 days after the commencement of the Performance Period, the Committee shall establish for the relevant Performance Period all Company Performance Goals and Participant Performance Goals, which may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or as a percentage of an incentive pool: earnings or earnings per share; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; book value per share; total return to stockholders; return on equity, assets, capital or investment; pre-tax margins; revenues, including asset management revenue, structuring revenue, loan refinancing revenue, acquisition revenue, disposition revenue, incentive or termination revenue; expenses; costs; stock price; market share; charge-offs; assets; non performing assets; income; operating, net or pre-tax income; business diversification; operating ratios (including, without limitation, capital ratios or risk-measurement ratios) or results; profit margin; cash flow, including cash flows from operating activities, investing activities and financing activities, or free cash flow; funds from operations ("FFO"), or FFO, as adjusted ("AFFO"), on an overall or per share basis; cash available for distribution, or CAD; stockholders' equity; and assets under management. Any Performance Goals that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") or may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. Performance Goals based on such performance criteria may be based either on the performance of the Company, a Subsidiary, an Affiliate, any branch, department, business unit, business segment, or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations or market index, prior Performance Periods or other measure selected or defined by the Committee at the time of establishing the Performance Goals. The Committee may designate one or more of such Company Performance Goals as the Threshold Company Performance Goals and shall designate the weighting among the various Company and Participant Performance Goals established. The Committee may in its discretion also determine to use other objective performance measures as performance criteria for Awards not intended to qualify as performance-based compensation under Section 162(m) of the Code and/or other terms and conditions.

(b)    Calculation.    When the Company and/or Participant Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated, including the weighting assigned to such Performance Goals. At the time the performance goals are established, the Committee may determine to appropriately adjust any evaluation performance under a Performance Goal to include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board's authoritative guidance, footnotes to the Company's financial statements and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's reports on Form 10-K, 10-Q or 8-K for the applicable year, in each case to the extent permitted in Section 162(m) of the Code.

Section 5.04.    Performance Periods. Unless otherwise determined by the Committee, there shall be one-year Performance Periods under the Plan, and a new Performance Period (a "Performance Period") shall commence on the first day of each Plan Year and end on the last day of such Plan Year. Unless otherwise determined by the Committee, the first Performance Period under the Plan shall commence on January 1, 2017 and end on December 31, 2017.

2

Section 5.05.    Discretion. The Committee shall have no discretion to increase any Incentive Target or Incentive Award payable that would otherwise be due upon attainment of the Performance Goals, or otherwise modify any Performance Goals associated with a Performance Period, but the Committee may in its discretion reduce or eliminate such Incentive Target or Incentive Award; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Incentive Target or Incentive Award payable to any other Participant.

Section 5.06.    Determination of Incentive Award. The amount of a Participant's Incentive Award for a Plan Year, if any, shall be determined by the Committee or its delegate in accordance with the level of achievement of the applicable Performance Goals, the Participant's Incentive Target for such level of achievement and the other terms of the Plan, and shall be communicated in writing to the Participant within two and one-half months following the end of the Performance Period to which such Incentive Award relates. Prior to any payment of the Incentive Awards hereunder, the Committee shall determine and certify in writing the extent to which the Performance Goals and other material terms of the Plan were satisfied, including through the use of meeting minutes as permitted under Section 162(m) of the Code.

Section 5.07.    Maximum Incentive Awards. Notwithstanding any other provision of this Plan, the maximum amount payable in cash to any one Participant under the Plan in any one calendar year shall be $5,000,000, or for payments made in shares of Company stock, the fair market value equivalent thereof determined as of the business day immediately preceding the date of distribution. The limitation in this section shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

Section 6.    Payment to Participants.

Section 6.01.    Timing of Payment. An Incentive Award for a Performance Period shall be paid to the Participant or, in the case of death, to the Participant's beneficiary on or before March 15th of the year following the end of such Performance Period in which the amounts are no longer subject to substantial risk of forfeiture; provided, however, in the event such amount is payable pursuant to Section 4.03 and is conditioned upon a separation from service and not compensation the Participant could receive without separating from service, then no such payment may be made to a Participant who is a "specified employee" under Section 409A of the Code until the first business day of the seventh month following the date of the Participant's separation from service.

Section 6.02.    Form of Payment. Payment of Incentive Awards shall be made in cash or in shares of the Company's common stock from the Company's 2017 and 2009 Share Incentive Plans (including any successors thereto), as amended from time to time, or any combination thereof, as determined by the Committee in its discretion and to the extent shares are available for award grants under such plans. Awards shall not be considered as part of the Participant's salary and will not be used in the calculation of any other pay allowance or benefit except as provided under the terms of a specific plan.

Section 6.03.    Tax Withholding. All Incentive Awards shall be subject to Federal income, FICA, and other tax withholding as required by applicable law and, to the extent permitted in the Company's 2017 Share Incentive Plan (or any successors thereto), as amended from time to time, may be withheld in shares of the Company's common stock otherwise distributable.

Section 7.    Miscellaneous.

Section 7.01.    Merger or Consolidation. All obligations for amounts earned but not yet paid under the Plan shall survive any merger, consolidation or sale of all or substantially all of the Company's or a subsidiary's assets to any entity, and be the liability of the successor to the merger or consolidation or the purchaser of assets, unless otherwise agreed to by the parties thereto.

Section 7.02.    Gender and Number. The masculine pronoun whenever used in the Plan shall include the feminine and vice versa. The singular shall include the plural and the plural shall include the singular whenever used herein unless the context requires otherwise.

Section 7.03.    Construction. The provisions of the Plan shall be construed, administered and governed by the laws of the State of New York, to the extent applicable, without regard to conflicts of law principles. Titles of Sections of the Plan are for convenience of reference only and are not to be taken into account when construing and interpreting the provisions of the Plan.

Section 7.04.    Non-alienation. Except as may be required by law, neither the Participant nor any beneficiary shall have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any amount that is or may be payable hereunder, including in respect of any liability of a Participant or beneficiary for alimony or other payments for the support of a spouse, former spouse, child or other dependent, prior to actually being received by the Participant or beneficiary hereunder, nor shall the Participant's or beneficiary's rights to benefit payments under the Plan be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or beneficiary or to the debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary, or transfer by operation of law in the event of bankruptcy or insolvency of the Participant or any beneficiary, or any legal process.

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Section 7.05.    Forfeiture and Repayment. The Committee may determine that an award shall be forfeited and/or any value received from the award shall be repaid to the Company if the Participant engages in conduct that is violative of any rules and regulations of the Company, including without limitation any award recovery or similar policy as may be in effect and amended from time to time, or engages in fraud or conduct contributing to any financial restatements or irregularities.

Section 7.06.    No Employment Rights. Neither the adoption of the Plan nor any provision of the Plan shall be construed as a contract of employment or otherwise between the Company or a subsidiary or affiliate and any employee or Participant, or as a guarantee or right of any employee or Participant to future or continued employment with the Company or a subsidiary or affiliate, or as a limitation on the right of the Company or a subsidiary or affiliate to discharge any of its employees. Specifically, designation as a Participant does not create any rights, and no rights are created under the Plan, with respect to continued or future employment or conditions of employment.

Section 7.07.    Minor or Incompetent. If the Committee determines that any Participant or beneficiary entitled to a payment under the Plan is a minor or incompetent by reason of physical or mental disability, it may, in its sole discretion, cause any payment thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Company, its subsidiaries, the Plan, the Committee and the Board.

Section 7.08.    Illegal or Invalid Provision. In case any provision of the Plan shall be held illegal or invalid for any reason, such illegal or invalid provision shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced without regard to such.

Section 7.09.    Amendment or Termination of this Plan. The Board shall have the right to amend or terminate the Plan at any time, provided that any termination shall automatically end all of the outstanding Performance Periods and calculations shall be made with respect to achievement of the Performance Goals for such Performance Periods for the purpose of determining whether any pro-rata Incentive Awards may be payable under the Plan; provided, further, that in the event any pro-rata Incentive Awards are payable, such amounts shall be paid as provided in Section 6 of the Plan. No employee or Participant shall have any vested right to payment of any Incentive Award hereunder prior to its payment. The Company shall notify affected employees in writing of any amendment or Plan termination.

Section 7.10.    Unsecured Creditor. The Plan constitutes a mere promise by the Company or a subsidiary or affiliate to make benefit payments in the future. The Company's and the subsidiaries' and affiliates' obligations under the Plan shall be unfunded and unsecured promises to pay. The Company and the subsidiaries and affiliates shall not be obligated under any circumstance to fund their respective financial obligations under the Plan. Any of them may, in its discretion, set aside funds in a trust or other vehicle, subject to the claims of its creditors, in order to assist it in meeting its obligations under the Plan, if such arrangement will not cause the Plan to be considered a funded deferred compensation plan. To the extent that any Participant or beneficiary or other person acquires a right to receive payments under the Plan, such right shall be no greater than the right, and each Participant and beneficiary shall at all times have the status, of a general unsecured creditor of the Company or a subsidiary or affiliate.

*         *         *

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 Exhibit B

W. P. CAREY INC.
2017 SHARE INCENTIVE PLAN

The purpose of this W. P. Carey Inc. 2017 Share Incentive Plan (the "Plan") is to encourage and enable the officers, employees, consultants and Non-Employee Directors of W. P. Carey Inc. (the "Company") and its Subsidiaries and Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company, and to provide a means through which the Company may attract persons to serve in the employ or service of the Company. The Plan replaces the Company's predecessor plan for employees, the 2009 Share Incentive Plan, and for non-employee directors, the 2009 Non-Employee Directors' Incentive Plan, and upon approval of the Plan, no further awards will be granted under those predecessor plans.

SECTION 1
Definitions

The following terms shall be defined as set forth below:

"Act" means the Securities Exchange Act of 1934, as amended.

"Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan.

"Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Share Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units, Performance Share Awards, Performance Share Units, Performance Cash Awards and Dividend Equivalent Rights.

"Board" means the Board of Directors of the Company.

"Cause" means, except as otherwise provided in an Award agreement, that an employee-participant should be or was dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company or an Affiliate are parties, (ii) any act (other than retirement) or omission to act by the participant, including without limitation, the commission of any crime (other than ordinary traffic violations) that may have a material and adverse effect on the business of the Company or any Affiliate or on the participant's ability to perform services for the Company or any Affiliate, or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Affiliate.

"Change of Control" is defined in Section 13.

"Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

"Committee" means any Committee of the Board referred to in Section 2 or, in the case of grants to Non-Employee Directors, the Board.

"Disability" means disability as set forth in Section 409A(a)(2)(C) of the Code.

"Dividend Equivalent Right" means a right, granted under Section 8, to receive cash, Shares or other property equal in value to dividends paid with respect to a specified number of Shares.

"Effective Date" means the date set forth in Section 15.

"Fair Market Value" on any given date means the last reported sale price at which a Share is traded on such date or, if no Share is traded on such date, the most recent date on which Shares were traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange which is the principal trading market for the Shares. If the Shares are not listed on the New York Stock Exchange or another national stock exchange, the Committee may determine the Fair Market Value of the Shares in its sole discretion, consistent with Section 409A of the Code. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

"Good Reason" is defined in Section 13.

"Non-Employee Director" means a member of the Board who: (i) is not currently an officer of the Company or any Affiliate and (ii) does not receive compensation for services rendered to the Company or any Affiliate in any capacity other than as a Director.

"Option" or "Share Option" means any option to purchase Shares granted pursuant to Section 5.

"Performance Criteria" means one or more of the following objective performance measures, which may be expressed in either, or a combination of, absolute or relative values or as a percentage of an incentive pool: earnings or earnings per share; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; book value per share; total return to stockholders; return on equity, assets, capital or investment; pre-tax margins; revenues, including asset management revenue, structuring revenue, loan refinancing revenue, acquisition revenue, disposition revenue, incentive or termination revenue; expenses; costs; stock price; market share; charge-offs; assets; non-performing assets; income; operating, net or pre-tax income; business diversification; operating ratios (including, without limitation, capital ratios or risk-measurement ratios) or results; profit margin; cash flow, including cash flows from operating activities, investing activities and financing activities, or free cash flow; funds from operations ("FFO"), or FFO, as adjusted ("AFFO"), on an overall or per share basis; cash available for distribution, or CAD; stockholders' equity; and assets under management. Any Performance Criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") or may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. Performance goals based on such Performance Criteria may be based either on the performance of the Company, a Subsidiary, an Affiliate, any branch, department, business unit, business segment, or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making an Award. The Committee may designate one or more of such Company performance goals as the threshold Company performance goals and shall designate the weighting among the various Company and Participant performance goals established. The Committee may in its discretion also determine to use other performance measures as Performance Criteria for Awards not intended to qualify as performance-based compensation under Section 162(m) of the Code and/or other terms and conditions.

"Performance Period" means the specified period of time over which attainment of the specified performance goals is measured, as determined by the Committee in its discretion.

"Performance Cash Award" means Awards granted pursuant to Section 7.

"Performance Share Award" means Awards granted pursuant to Section 7.

"Performance Share Unit" means Awards granted pursuant to Section 7.

"Restricted Share Award" means Awards granted pursuant to Section 6.

"Restricted Share Unit" means Awards granted pursuant to Section 6.

"Shares" means the shares of the Company's common stock, subject to adjustment pursuant to Section 3.

"Share Appreciation Right" means any appreciation right granted pursuant to Section 5.

"Subsidiary" means any entity (other than the Company) in an unbroken chain of entities, beginning with the Company if each of the entities (other than the last entity in the unbroken chain) owns equity possessing 50% or more of the total combined voting power of all classes of equity in one of the other entities in the chain.

"Termination in Connection with a Change of Control" is defined in Section 13.

SECTION 2
Administration of Plan; Committee Authority to Select Participants
and Determine Awards

(a)    Committee.    The Plan shall be administered by a committee of not less than two directors, as appointed by the Board from time to time (the "Committee") who are "non-employee directors" as then defined under Rule 16b-3 of the Act, "outside directors" as then defined in the regulations under Section 162(m) of the Code, or any successor provision, and "independent" directors under the rules of the New York Stock Exchange, which shall initially be the Compensation Committee of the Board. Notwithstanding the foregoing, unless otherwise determined by the Board, the Board shall administer the Plan and otherwise exercise the same authority as the Committee, with respect to grants to Non-Employee Directors.

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(b)    Powers of Committee.    The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)     to select the officers, employees and consultants of the Company and Affiliates to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Share Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, Performance Cash Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any officer, employee or consultant;

(iii)   to determine the number of Shares or the amount of cash to be covered by any Award granted to an officer, employee, consultant or Non-Employee Director;

(iv)   to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award granted to an officer, employee, consultant or Non-Employee Director, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate the exercisability or vesting of all or any portion of any Award granted to a participant;

(vi)   subject to the provisions of Section 5(a)(ii) of the Plan and Section 409A of the Code, to extend the period in which Share Options may be exercised;

(vii)  to determine, consistent with the provisions of Section 409A of the Code, whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award granted to a participant shall be deferred either automatically or at the election of the participant and whether and to what extent the Company will pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or Dividend Equivalent Rights on such Awards or deferrals; and

(viii) to adopt, alter and repeal such rules and guidelines for administration of the Plan and for its own acts as it shall deem advisable; to interpret the terms, the Plan and any Award (including related written instruments) granted to a participant; and to decide all disputes arising in connection with and make all determinations it deems advisable for the administration of the Plan.

Notwithstanding the above, the selection of the Non-Employee Directors to whom Share Options, Restricted Shares or Restricted Share Units are to be granted, the exercise price of any Share Option and the term of any Share Option grant shall be as hereinafter provided, and the Committee shall have no discretion as to such matters. All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

(c)    Treatment of Dividends and Dividend Equivalents on Unvested Awards.    Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event shall dividends or dividend equivalents be paid with respect to Options or Share Appreciation Rights.

(d)    Minimum Vesting Period for Awards.    Notwithstanding anything to the contrary herein, the minimum vesting schedule applicable to equity Awards shall provide for vesting over a service period of no less than one (1) year, with ratable vesting only permitted following the one year anniversary of grant, except in the case of a participant's death or Disability or a Change of Control; and provided, however, that this limitation shall not apply to equity Awards granted for up to an aggregate of five percent of the maximum number of Shares that may be issued under this Plan, which may be issued without minimum vesting requirements. The minimum vesting provisions may be satisfied by reference to the vesting or performance period of any such other compensation or incentive plan, program or arrangement the obligations of which are satisfied through the use of Awards under the Plan.

SECTION 3
Shares Issuable under the Plan; Mergers; Substitution; Individual Limitations

(a)    Shares Issuable.    The aggregate maximum number of Shares reserved and available for issuance under the Plan following stockholder approval of the Plan is 4,000,000 Shares, reduced by the number of shares that were subject to awards granted under the 2009 Share Incentive Plan and the 2009 Non-Employee Directors' Incentive Plan after December 31, 2016 and before the effective date of the Plan, and subject to the counting, adjustment and substitution provisions as set forth herein. For purposes of this limitation, the Shares underlying any Awards, including Dividend Equivalent Rights, which are forfeited, canceled, reacquired by the Company, cash-settled or otherwise satisfied without the issuance of Shares or otherwise terminated (other than by exercise,

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including cashless exercise) shall be added back to the Shares available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying Shares to which the Award related. Notwithstanding the foregoing, the following Shares shall not become available for purposes of the Plan: (1) Shares previously owned or acquired by an awardee that are delivered to the Company, or withheld from an Award, to pay the exercise price, (2) the total number of Share Options or Share Appreciation Rights exercised, regardless of whether any of the Shares underlying such Awards are not actually issued to the participant as the result of a net settlement, provided that the exercise of Share Options or related Tandem Share Appreciation Rights shall be counted as one exercise or (3) Shares that are delivered or withheld for purposes of satisfying a tax withholding obligation on Awards other than full-value Awards. Shares that are delivered or withheld from full-value Awards for purposes of satisfying a tax withholding obligation shall be added back to the Shares available for issuance under the Plan. Shares issued under the Plan may be unissued Shares, treasury Shares, or Shares reacquired by the Company.

(b)    Shares, Dividends, Mergers, etc.    In the event of any recapitalization, reclassification, split-up or consolidation of Shares, separation (including a spin-off), dividend on Shares payable in securities of the Company (including Shares), extraordinary cash dividend or other similar change in capitalization of the Company or a merger or consolidation of the Company or sale by the Company of all or a portion of its assets or other similar event, the Committee shall make such appropriate adjustments in the exercise prices of Awards, including Awards then outstanding, in the number and kind of securities, cash or other property which may be issued pursuant to Awards under the Plan, including Awards then outstanding, and in the number of Shares with respect to which Awards may be granted (in the aggregate and to individual participants, including without limitation the individual per-participant limitations specified in the Plan) and with respect to performance goals on outstanding Awards in a manner consistent with Sections 409A and 162(m) of the Code and as the Committee deems equitable with a view toward maintaining the proportionate interest of the participant and preserving the value of the Awards.

(c)    Substitute Awards.    The Committee may grant Awards under the Plan in substitution for share and share-based awards held by employees or Non-Employee Directors of another corporation who concurrently become employees or Non-Employee Directors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or Shares of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Substitute Awards do not reduce the Shares available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the Plan's share reserve, subject to New York Stock Exchange listing requirements.

(d)    Individual Limitations on Awards.    The maximum aggregate number of Shares which shall be available for the grant of Share Options to any one individual employee under the Plan during any calendar year shall be limited to 500,000 shares. The maximum number of shares subject to Awards (other than Share Options) that are intended to qualify as performance-based compensation under Section 162(m) of the Code other than Performance Cash Awards and may be granted to any one individual employee based on the achievement of Performance Criteria for any calendar year is 350,000 shares or, if such Award is payable in cash, the Fair Market Value equivalent thereof. The maximum amount payable in cash to any one participant under the Plan in any one calendar year with respect to Performance Cash Awards shall be $10,000,000. In the case of multi-year Performance Periods, as hereinafter defined, the amount which is granted or paid for any one calendar year of the Performance Period is the amount granted or paid for the Performance Period divided by the number of calendar years in the period. The limitations in this Section 3(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

SECTION 4
Eligibility

Participants in the Plan are (i) those full or part-time officers and other employees or consultants of the Company, its Subsidiaries and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company, its Subsidiaries and its Affiliates and who are selected from time to time by the Committee, in its sole discretion and (ii) Non-Employee Directors, who shall be eligible to receive Share Options, Restricted Shares and Restricted Share Units, which may include related Dividend Equivalent Rights, as provided in Section 9.

SECTION 5
Share Options

The Committee in its discretion may grant Share Options and Share Appreciation Rights. Subject to the terms of the Plan, any Share Option and Share Appreciation Right granted under the Plan shall be in such form as the Committee may from time to time approve.

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(a)    Share Options.    Share Options granted to participants pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(i)    Exercise Price.    The per share exercise price of a Share Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant. The per share exercise price of a Share Option shall not be less than 100% of the Fair Market Value of the Shares underlying the Share Option on the date of grant, except as may be required for substitute Awards pursuant to Section 3(c). Other than pursuant to Section 3(b), the Committee shall not without the approval of the Company's stockholders (a) lower the exercise price per Share of an Option or Share Appreciation Right after it is granted, (b) cancel an Option or Share Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change of Control), or (c) take any other action with respect to an Option or Share Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

(ii)    Option Term.    The term of each Share Option shall be fixed by the Committee, but no Share Option shall be exercisable more than ten years after the date the option is granted.

(iii)    Exercisability; Rights of a Stockholder.    Share Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Share Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Share Option and not as to unexercised Share Options.

(iv)    Method of Exercise.    Share Options may be exercised in whole or in part, by giving written, electronic or telephonic notice of exercise to the Company or its agent, in a method acceptable to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A)   In cash (by certified, bank check, money order or other instrument acceptable to the Committee);

(B)    In the form of delivered Shares that are not then subject to restrictions, or Shares withheld from the exercise of the Award, in either case if permitted by the Committee in its discretion. Such surrendered or withheld shares shall be valued at Fair Market Value on the exercise date;

(C)   Any combination of cash and such Shares, if the use of Shares is permitted by the Committee in its discretion, in the amount of the full purchase price for the number of Shares as to which the Option is exercised; provided, however, that any portion of the option price representing a fraction of a share shall be paid by the Optionee in cash; or

(D)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price if permitted by the Committee in its discretion; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing Shares to be purchased pursuant to the exercise of the Share Option or electronic or book-entry recordation thereof will be contingent upon receipt from the optionee by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Share Option or applicable provisions of laws. If the Option price is paid in cash, the exercise of the Share Option shall not be deemed to occur and no Shares will be issued until the Company has received full payment in cash (including check, bank draft or money order) for the Option price, whether from the optionee, or from a broker or other agent.

(v)    Non-transferability of Options.    No Share Option shall be transferable by the optionee otherwise than by Will or by the laws of descent and distribution, except that Share Options may be transferred by gifting for the benefit of a participant's descendants for estate planning purposes or pursuant to a qualified domestic relations order. All Share Options shall be exercisable, during the optionee's lifetime, only by the optionee.

(vi)    Restrictions on Shares.    Shares issued upon exercise of a Share Option shall be free of all restrictions under the Plan, except as otherwise provided herein or as may be provided in an Award agreement.

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(vii)    Agreement or Notice.    Share Options shall be evidenced by an agreement or notice thereof.

(viii)    Termination of Employment.    Share Options granted to participants other than Non-Employee Directors shall be subject to the following terms unless the Committee determines otherwise.

(A)    Termination of Employment by Reason of Death .    If any optionee's employment or service with the Company and its Affiliates terminates by reason of death, the Share Option may thereafter be exercised, to the extent exercisable at the date of death, or to the full extent of the Option or any portion thereof, at the Committee's discretion, by the legal representative or legatee of the optionee, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

(B)    Termination of Employment by Reason of Disability.

(x)    Any Share Option held by an optionee whose employment or service with the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination or to the full extent of the option or any portion thereof, at the Committee's discretion, by the optionee or the legal representative of the optionee, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment or service, or until the expiration of the stated term of the Option, if earlier.

(y)    The Committee shall have sole authority and discretion to determine whether a participant's service has been terminated by reason of Disability.

(z)    Except as otherwise provided by the Committee at the time of grant or otherwise, the death of an optionee during a period provided in this Section 5(a)(viii) for the exercise of a Share Option shall operate to extend such period for twelve months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

(C)    Termination for Cause.    Unless otherwise determined by the Committee in its discretion, if any optionee's employment or service with the Company or its Affiliates has been terminated for Cause, any Share Option held by such optionee shall immediately terminate and be of no further force and effect.

(D)    Other Termination.    Unless otherwise determined by the Committee in its discretion, if an optionee's employment or service with the Company and its Affiliates terminates for any reason other than death, Disability, or for Cause, any Share Option held by such optionee may thereafter be exercised for such period as the Committee shall specify at any time, but in no event later than the expiration of the stated term of the Option.

(b)    Share Appreciation Rights.    Share Appreciation Rights may be granted in conjunction with all or part of any Share Option (a "Reference Share Option") granted under this Plan ("Tandem Share Appreciation Rights") or without reference to any Share Options granted under the Plan ("Non-Tandem Share Appreciation Rights"). Such rights may be granted either at or after the time of the grant of any Reference Share Option.

(i)    Terms and Conditions of Tandem Share Appreciation Rights.    Tandem Share Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(A)    Exercise Price.    The exercise price per Share subject to a Tandem Share Appreciation Right shall be the exercise price of the Reference Share Option as determined in accordance with Section 5(a)(i).

(B)    Term.    A Tandem Share Appreciation Right or applicable portion thereof granted with respect to a Reference Share Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Share Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Share Appreciation Right granted with respect to less than the full number of shares covered by the Reference Share Option shall not be reduced until and then only to the extent that the exercise or termination of the Reference Share Option causes the number of shares covered by the Tandem Share Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Share Option.

(C)    Exercisability.    Tandem Share Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5(a)(iii) and (viii), and shall be subject to the provisions of Section 13.

(D)    Method of Exercise.    A Tandem Share Appreciation Right may be exercised by the participant by surrendering the applicable portion of the Reference Share Option. Upon such exercise and surrender, the participant shall be entitled to receive an amount

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determined in the manner prescribed in this Section 5(b). Share Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Share Appreciation Rights have been exercised.

(E)    Payment.    Upon the exercise of a Tandem Share Appreciation Right, a participant shall be entitled to receive up to, but no more than, a number of Shares or an amount of cash equal in value to the excess of the Fair Market Value of one Share on the date the right is exercised over the Option exercise price per share specified in the Reference Share Option agreement, multiplied by the number of shares in respect of which the Tandem Share Appreciation Right shall have been exercised.

(F)    Deemed Exercise of Reference Share Option.    Upon the exercise of a Tandem Share Appreciation Right, the Reference Share Option or part thereof to which such Share Appreciation Right is related shall be deemed to have been exercised.

(G)    Transferability.    Tandem Share Appreciation Rights shall be transferable only when and to the extent that the underlying Share Option would be transferable under Section 5(a)(v) of the Plan.

(ii)    Terms and Conditions of Non-Tandem Share Appreciation Rights.    Non-Tandem Share Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(A)    Exercise Price.    The exercise price per Share subject to a Non-Tandem Share Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Share Appreciation Right shall not be less than 100% of the Fair Market Value of a Share at the time of grant, except as may be required for substitute Awards pursuant to Section 3(c).

(B)    Term.    The term of each Non-Tandem Share Appreciation Right shall be fixed by the Committee; provided that no Non-Tandem Share Appreciation Right shall be exercisable more than ten (10) years after the date the right is granted.

(C)    Exercisability.    Non-Tandem Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. The provisions of Section 5(a)(iii) and (viii) and Section 13 shall apply to the exercisability of Non-Tandem Share Appreciation Rights.

(D)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (C) above, Non-Tandem Share Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Share Appreciation Rights to be exercised.

(E)    Payment.    Upon the exercise of a Non-Tandem Share Appreciation Right a participant shall be entitled to receive, for each right exercised, up to, but no more than, a number of Shares of the Company's common stock or an amount of cash equal in value to the excess of the Fair Market Value of one Share on the date the right is exercised over the Fair Market Value of one Share on the date the right was awarded to the participant.

(F)    Non-Transferability.    No Non-Tandem Share Appreciation Rights shall be Transferable by the participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the participant's lifetime, only by the participant.

SECTION 6
Restricted Share Awards and Restricted Share Units

(a)    Nature of Restricted Share Award and Restricted Share Units.    The Committee may grant Restricted Share Awards and Restricted Share Units. A Restricted Share Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, Shares subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Shares"). A Restricted Share Unit represents a right to receive Shares or cash based upon conditions as the Committee may determine at the time of grant ("Restricted Share Units"). Conditions may be based on continuing service and/or achievement of pre-established performance goals and objectives based on Performance Criteria.

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(b)    Acceptance of Award. A participant who is granted a Restricted Share Award or Restricted Share Unit that requires the making of a payment to the Company shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the Shares, covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Shares or Restricted Share Unit in such form as the Committee shall determine. Restricted Share Awards or Restricted Share Units will otherwise be evidenced by notice thereof.

(c)    Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Shares including voting and dividend rights, subject to transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Share Award; provided, however, no dividends may be paid until, and are conditioned upon, the vesting of the Restricted Share Award. Unless the Committee shall otherwise determine, certificates or other electronic entry evidencing Restricted Shares shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below. Holders of Restricted Share Units shall not have the rights of stockholders until Shares are issued in satisfaction thereof, but may have Dividend Equivalent Rights, as determined by the Committee; provided, however, no Dividends Equivalent Rights may be paid until, and are conditioned upon, the vesting of the Restricted Share Unit Award.

(d)    Restrictions. Restricted Shares and Restricted Share Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein.

(e)    General Terms. Restricted Shares and Restricted Share Units granted to participants other than Non-Employee Directors shall be subject to the following terms unless the Committee determines otherwise.

(i)    Vesting of Restricted Shares and Restricted Share Units. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and Restricted Share Units and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Shares or Restricted Share Units and shall be deemed "vested."

(ii)    Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Share Award and/or Restricted Share Unit may require or permit the waiver, deferral or investment of dividends or Dividend Equivalent Rights paid on the Restricted Shares or Restricted Share Units.

(iii)    Termination. For participants other than Non-Employee Directors, except as may otherwise be provided by the Committee at any time prior to termination of service, a participant's rights in all Restricted Share Awards and Restricted Share Unit Awards shall automatically terminate upon the participant's termination of service with the Company, its Subsidiaries and its Affiliates for any reason (including, without limitation, death, Disability and for Cause).

SECTION 7

Performance Share Awards, Performance Share Units
and Performance Cash Awards

(a)    Nature of Performance Shares, Performance Share Units and Performance Cash Awards. A Performance Share Award represents an award entitling the recipient to acquire Shares based upon the achievement, or level of achievement, of one or more performance goals established by the Committee at the time of grant. A Performance Share Unit represents a right to receive Shares or cash based upon the achievement, or level of achievement, of one or more performance goals established by the Committee at the time of grant. A Performance Cash Award represents a right to receive cash based upon the achievement, or level of achievement, of one or more performance goals established by the Committee at the time of grant. The Committee may make Performance Share Awards, Performance Share Unit Awards and Performance Cash Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards, Performance Share Units and Performance Cash Awards may be granted under the Plan to employees and consultants of the Company, a Subsidiary or any Affiliate, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards, Performance Share Units and Performance Cash Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares, Performance Share Units and Performance Cash Awards; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance based plans of the Company in setting the standards for Performance Share Awards, Performance Share Units and Performance Cash Awards under the Plan.

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(b)    Restrictions on Transfer. Performance Share Awards, Performance Share Units and Performance Cash Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c)    Rights as a Stockholder. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to Shares actually received by the participant under the Plan and not with respect to Shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a Share certificate evidencing the acquisition of Shares under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee). Holders of Performance Share Units shall not have the rights of stockholders until Shares are issued in satisfaction thereof, but may have Dividend Equivalent Rights, as determined by the Committee. Holders of Performance Cash Awards shall not have rights of stockholders. The written instrument evidencing the Performance Share Award and/or Performance Share Unit may require or permit the waiver, deferral or investment of dividends or Dividend Equivalent Rights paid on the Performance Award and/or Performance Share Units. Dividends and Dividend Equivalent Rights may not be paid until, and are conditioned upon, the vesting of such Awards.

(d)    Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment or service, a participant's rights in all Performance Share Awards, Performance Share Unit Awards and Performance Cash Awards shall automatically terminate upon the participant's termination of service with the Company, its Subsidiaries and its Affiliates for any reason (including, without limitation, death, Disability and for Cause).

(e)    Acceleration, Waiver, Etc. For Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code, at any time prior to the participant's termination of service with the Company and its Affiliates, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award, Performance Share Unit or Performance Cash Award. For Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, in no event shall any provision of the Plan be construed as granting to the Committee any discretion to increase the amount of compensation payable under any Performance Share Award, Performance Share Unit or Performance Cash Award, and the Committee shall have no such discretion notwithstanding any provision of the Plan to the contrary.

(f)    Performance-Based Compensation. The provisions of this paragraph (f) shall apply to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code and which are identified as such at the time of grant. The performance goals with respect to such Awards shall be established not later than 90 days after the beginning of the performance period or, if earlier, no later than after 25% of the performance period has elapsed. The terms established by the Committee for Performance Shares, Performance Share Units and Performance Cash Awards shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any performance goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the employee based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount or number of Performance Shares, Performance Share Units or Performance Cash Awards which will be earned based on the achievement of performance goals. When the performance goals are established, the Committee shall also specify the manner in which the level of achievement of such performance goals shall be calculated and the weighting assigned to such performance goals. At the time the performance goals are established, the Committee may determine to appropriately adjust any evaluation performance under a performance goal to include or exclude, without limitation, any of the following events that occurs during a performance period: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board's authoritative guidance, footnotes to the Company's financial statements and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's reports on Form 10-K, 10-Q or 8-K for the applicable year, in each case to the extent permitted in Section 162(m) of the Code. Following completion of the applicable Performance Period, and prior to any payment of a Performance Share, Performance Share Unit or Performance Cash Award to the employee, the Committee shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.

SECTION 8

Dividend Equivalent Rights

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would be paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding Award; provided, however, that Dividend Equivalent Rights may not be granted as a component of Share Options or Share Appreciation Rights and Dividend Equivalent Rights may not be paid until, and are conditioned upon, the vesting of the underlying

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Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant and may include performance goals based on Performance Criteria. Dividend Equivalent Rights credited to a participant may be paid on a deferred basis, or may be deemed to be reinvested in additional Shares. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

SECTION 9

Non-Employee Director Awards

Unless another date is determined by the Committee, on each July 1 (or if such day is not a business day, or if such day is a dividend record date, the next succeeding day) within the duration of the Plan, each person who is a Non-Employee Director shall be granted an Award with a total value equal to $80,000, comprised of Restricted Shares, Restricted Shares Units, which may include related Dividend Equivalent Rights, and/or Share Options, with the composition for the Award to be determined by the Committee in its discretion. The total value of the annual Awards may be adjusted in the Committee's sole discretion; provided that no Non-Employee Director may be granted in any calendar year compensation in respect of the Director's service as a member of the Board, including service as a member or chair of any committees of the Board, with a value in excess of $500,000, with the value of any equity-based awards based on the accounting grant date value of such Award. Pro-rata Awards may be made to persons who become Non-Employee Directors after the date of the annual Award.

(a)    Share Options; Separation from Service. If a grantee ceases to be a Non-Employee Director of the Company for any reason, any outstanding Share Options of the grantee (whether or not then held by the grantee) shall be exercisable and shall terminate according to the following provisions:

(i)    If a grantee ceases to be a Non-Employee Director of the Company for any reason other than resignation, removal for cause, disability, or death, any then outstanding Share Option of such grantee (whether or not exercisable immediately prior to the grantee ceasing to be a Non-Employee Director) shall be exercisable at any time prior to the expiration date of such Share Option or within one year after the date the grantee ceases to be a Non-Employee Director, whichever is the shorter period;

(ii)    If during his term of office as a Non-Employee Director, a grantee resigns from the Board or is removed from office for cause, any outstanding Share Option of the grantee, whether or not exercisable immediately prior to resignation or removal, shall terminate as of the date of resignation or removal;

(iii)    Following the disability or death of a grantee during service as a Non-Employee Director of the Company, any Share Option of the grantee outstanding at the time of disability or death (whether or not exercisable immediately prior to disability or death of the grantee) shall be exercisable by grantee or the person entitled to do so under the Will of the grantee or, if the grantee shall fail to make testamentary disposition of the Share Option or shall die intestate or be disabled, by the legal representative of the grantee (or, if then permitted under the Plan and the applicable Share Option agreement, by the grantee's inter vivos transferee) at any time prior to the expiration date of such Share Option or within one year after the date of disability or death of the grantee, whichever is the shorter period;

(iv)    Following the disability or death of a grantee after ceasing to be a Non-Employee Director and during a period when a Share Option remains outstanding, any Share Option of the grantee outstanding and exercisable at the time of disability or death shall be exercisable by the grantee or such person entitled to do so under the Will of the grantee or by such legal representative (or, if then permitted under the Plan or the applicable Share Option Agreement, by such inter vivos transferee) at any time prior to the expiration date of such Share Option or within one year after the date of disability or death of the grantee, whichever is the shorter period.

(b)    Restricted Shares. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of until the restrictions thereon lapse. The Restricted Shares issued to Non-Employee Directors shall vest over the period determined by the Committee in its discretion. The written instrument evidencing the Restricted Share Award may require or permit the waiver, deferral or investment of dividends paid on the Restricted Shares, in a manner consistent with Section 409A of the Code.

(c)    Restricted Share Units. Restricted Share Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of. The Restricted Share Units issued to Non-Employee Directors shall vest over the period determined by the Committee in its discretion. The Shares underlying the Restricted Share Units shall be delivered following vesting and, unless deferral is permitted or required consistent with Section 409A of the Code, no later than two and one-half months following the end of the calendar year in which vesting occurs. The written instrument evidencing the Restricted Share Units may require or permit the

10

waiver, deferral or investment of dividend equivalents paid on the Restricted Share Units, in a manner consistent with Section 409A of the Code.

SECTION 10

Tax Withholding

(a)    Payment by Participant. Each employee or other applicable participant shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includible in the gross income of the employee or other applicable participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee or other applicable participant.

(b)    Payment in Shares. To the extent permitted by the Committee, an employee or other applicable participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the statutory minimum withholding amount due or such other rate that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity, or (ii) transferring to the Company Shares owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11

Amendments and Termination

The Board may at any time amend, terminate or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect in any material respect rights under any outstanding Award without the holder's consent; and provided further that no amendment of the Plan shall be made without stockholder approval if stockholder approval of the amendment is at the time required for awards under the Plan to qualify for the exemption from Section 16(b) of the Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any stock exchange on which the Shares may then be listed or for Share Options, Share Appreciation Rights, Performance Shares, Performance Share Units, or other Awards based upon performance goals granted under the Plan to qualify as "performance based compensation" as then defined in the regulations under Section 162(m) of the Code, or otherwise amend the Plan in any manner that would cause awards under the Plan not to qualify for the exemption provided by Rule 16b-3 or reduce the exercise price of any Share Options or Share Appreciation Rights, whether through amendment, cancellation or replacement.

SECTION 12

Status of Plan

With respect to the portion of any Award which has not been exercised and any payments in cash, Shares or other consideration not received by a participant, a participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13

Change of Control Provisions

(a)    Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award agreement, if

(i)    a Change of Control shall occur, and

(ii)    a Termination of Employment or Service in Connection with a Change of Control occurs,

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then, in addition to any other rights of post-termination exercise which the participant may have under the Plan or the applicable Award agreement:

(x)    Each Share Option and Share Appreciation Rights shall automatically become fully exercisable.

(y)    Restrictions and conditions on Awards of Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, Performance Cash Awards and Dividend Equivalent Rights shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the maximum amount of Shares subject to such Awards; provided that the payment date of any Awards that are considered to be deferred compensation shall not be accelerated.

(z)    Participants who hold Share Options and Share Appreciation Right shall have the right, in lieu of exercising the Option or Share Appreciation Right, to elect to surrender all or part of such Option or Share Appreciation Right to the Company and to receive cash in an amount equal to the excess of (i) the Fair Market Value of a Share on the date such right is exercised over (ii) the exercise price per share under the Option or Share Appreciation Right, as applicable, multiplied by the number of Shares with respect to which such right is exercised.

Notwithstanding the foregoing, Awards not assumed by an acquirer upon a Change of Control shall automatically vest upon the Change of Control and become fully exercisable and underwater Share Options and Share Appreciation Rights may be cancelled without consideration.

(b)    "Change of Control" shall mean the occurrence of any one of the following events:

(i)    any "person", as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, and any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Board ("Voting Securities") or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the Company); provided, however, that a "Change of Control" shall not be deemed to have occurred for purposes of this Section 13(d)(i) if, prior to reaching or exceeding such beneficial ownership limit, the Board approves the purchase, issuance, transfer, gift, assignment, or other similar transaction pursuant to which such person reaches or exceeds such beneficial ownership limit; provided, further, that if any such person shall thereafter become the beneficial owner of any additional Voting Securities or Shares (other than pursuant to a Share split, Share dividend, or similar transaction), then, absent additional Board approval, a "Change of Control" shall be deemed to have occurred for purposes of this Section 13(d)(i). For the avoidance of doubt, in no way shall the approval by the Board of an acquisition of Voting Securities or Shares subject to this Section 13(d)(i) be deemed to limit, in any way, the provisions contained in Section 13(d)(iii); or

(ii)    persons (as defined in the previous subsection) who, as of the Effective Date, constitute the Board Directors (the "Incumbent Directors") cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a Director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

(iii)    the consummation of (A) any consolidation or merger of the Company or any Subsidiary (other than a consolidation or merger of the Company or any Subsidiary, on the one hand, and an affiliate of, or entity managed or advised by, the Company or any Subsidiary, on the other hand) where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing more than 50% of the combined voting power of the outstanding voting securities entitled to vote generally in the election of the board of directors of the surviving entity in such consolidation or merger in substantially the same relative proportion as ownership immediately prior to the consolidation or merger (or of its ultimate parent entity, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company other than to an entity with respect to which, following such sale or disposition, the stockholders of the Company immediately prior to the sale own more than fifty percent (50%) of, respectively, the outstanding shares of stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of the board of directors of such entity, or (C) any plan or proposal for the liquidation or dissolution of the Company;

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 25% or more of the Shares then outstanding

12

or (y) the proportionate voting power represented by the Shares beneficially owned by any person to 25% or more of the combined voting power of all then outstanding voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a Share split, Share dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

(c)    "Termination of Employment or Service in Connection with a Change of Control" shall be deemed to occur with respect to a participant if within the two-year period beginning on the date of a Change of Control the employment or service of the participant shall be terminated either (i) involuntarily for any reason other than for Cause, (ii) voluntarily for Good Reason or (iii) in the case of Directors, a required resignation from the Board.

(d)    "Good Reason" shall mean the termination of employment by the participant following the occurrence, without the participant's written consent, after a Change of Control of:

(i)    a material reduction in the participant's base salary or wage rate or target incentive opportunity, or

(ii)    the relocation of the participant's principal place of employment to a location more than twenty miles from the participant's principal place of employment as of immediately prior to the Change of Control, provided, that the foregoing events shall constitute Good Reason only if the participant provides the Company with written objection to the event within thirty days following the occurrence thereof, the Company does not reverse or otherwise cure the event within thirty days of receiving that written objection and the participant resigns the participant's employment within sixty days following the expiration of that cure period.

SECTION 14

General Provisions

(a)    No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No Shares shall be issued pursuant to an Award until all applicable securities laws and other legal and Shares exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

(b)    Delivery or Recordation of Shares. Delivery of Shares certificates or electronic or book-entry recordation thereof to participants under this Plan shall be deemed effected for all purposes when the Company or a Share transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company or otherwise recorded ownership thereof.

(c)    Other Compensation Arrangements; No Employment or Service Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee or consultant any right to continued employment or service with the Company or any Subsidiary or Affiliate or confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the stockholders of the Company or the Board to elect and remove Directors. In the discretion of the Committee, Awards authorized under the Plan may be used in connection with, or to satisfy obligations of the Company or a Subsidiary or Affiliate under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary or Affiliate for eligible participants.

(d)    Code Section 409A Compliance. The Plan is not intended to provide for deferred compensation, except to the extent as may be permitted pursuant to individual agreements with Awardees. To the extent that the Plan or any related agreement may be subject to Section 409A of the Code, it shall be construed in a manner to comply with the requirements thereof, including good faith, reasonable statutory interpretations that are contrary to the terms of the Plan or related agreement. Consistent with that intent, the Plan and related agreements shall be interpreted in a manner consistent with Section 409A of the Code. In the event that any provision that is necessary for the Plan or related agreement to comply with Section 409A of the Code is determined by the Company to have been omitted, such omitted provision shall be deemed to be included herein and is hereby incorporated as part of the Plan or related agreement, as applicable.

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(e)    Transfers. For purposes of the Plan, a transfer to the employment of the Company from a Subsidiary or an Affiliate or from the Company to a Subsidiary or an Affiliate, or from one Subsidiary or Affiliate to another shall not be deemed a termination of service.

(f)    Clawbacks. Notwithstanding any other provision of the Plan, the Committee may determine that an Award shall be forfeited and/or shall be repaid to the Company pursuant to the terms of any Company policy for recoupment, or similar policy, or if the participant engages in misconduct or violation of any Company policy, and any incentive based compensation otherwise payable or paid to current or former executive officers shall be forfeited and/or repaid to the Company, as applicable, as may be required pursuant to applicable regulatory requirements.

SECTION 15

Effective Date and Duration of Plan

The Plan shall be effective on June 15, 2017, subject to approval by stockholders of the Company. No Awards may be granted under the Plan subsequent to June 14, 2027. Absent additional stockholder approval, no Performance Share, Performance Share Unit or other Award based upon Performance Criteria and intended to qualify under Section 162(m) of the Code may be granted under the Plan subsequent to the Company's annual meeting of stockholders in 2022.

SECTION 16

Governing Law

This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, to the extent applicable, without regard to conflicts of laws principles.

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 Exhibit C

ARTICLES OF AMENDMENT AND RESTATEMENT

of

W. P. CAREY INC.

W. P. CAREY INC., a Maryland corporation having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:    W. P. Carey Inc., a Maryland corporation, desires to amend and restate its charter.

SECOND:    The charter of the Corporation (as herein defined) is hereby amended and restated in its entirety to read as follows, which are all of the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (hereinafter, the "Corporation") is W. P. Carey Inc.

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation (the "Charter"), "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1    Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall be nine, which number may be increased or decreased only by the Board of Directors pursuant to the bylaws of the Corporation (the "Bylaws"), but shall never be less than the minimum number required by the Maryland General Corporation Law (the "MGCL"). The names of the current directors who shall serve until the next annual meeting of stockholders and their successors are duly elected and qualify or they are replaced in accordance with applicable law, are:

  Mark A. Alexander
  Mark J. DeCesaris
  Peter J. Farrell
  Benjamin H. Griswold, IV
  Axel K.A. Hansing
  Jean Hoysradt
  Richard C. Marston
  Christopher J. Niehaus
  Nick J.M. van Ommen

Section 4.2    Vacancies. Subject to the rights of holders of any class or series of stock hereafter classified or reclassified to elect one or more directors voting separately as a class, the Board of Directors may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director so elected by the Board of Directors to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and such director's successor is duly elected and qualifies. The Corporation elects, at such time as it becomes eligible under Section 3-802 of the MGCL, to make the election provided for under Section 3-804(c) of the MGCL that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock hereafter classified or reclassified, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and such director's successor is duly elected and qualifies. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director. Whenever the holders of any one or more classes or series of stock of the Corporation shall have the right to elect one or more directors voting separately as a class, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided in Section 4.1 above or in accordance with the Bylaws. Notwithstanding the foregoing, and except as may otherwise be required by applicable law, whenever the holders of any class or series of stock of the Corporation shall have the right to elect one or more directors voting separately as a class, the director or directors so elected by such holders shall serve for the remainder of the full term of the directorship in which such vacancy occurred and each such director's successor is duly elected and qualifies.

Section 4.3    Removal of Directors. Subject to the rights of holders of any class or series of stock hereafter classified or reclassified to elect one or more directors voting separately as a class (which director or directors may only be removed by the holders of such class or series of stock in accordance with the terms and conditions of such class or series of stock and applicable law), any director, or the entire Board of Directors, may be removed from office at any time but only for cause and then only by the stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, "cause" shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 4.4    Extraordinary Actions. Except as specifically provided in Section 4.3 (relating to removal of directors) and in Article VII (relating to certain amendments of the Charter, including amendments to Article VI (relating to restrictions on transfer and ownership of shares) hereof), notwithstanding any provision of law requiring any action to be taken, approved or authorized by the stockholders by a greater proportion of votes of all classes or of any class or series of stock entitled to be cast on the matter, any such action shall be effective and valid if declared advisable by the Board of Directors and taken, approved or authorized by the stockholders by the affirmative vote of at least a majority of all the votes entitled to be cast on the matter.

Section 4.5    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the MGCL, the Charter or the Bylaws.

Section 4.6    Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of any class or series of stock hereafter classified or reclassified in accordance with Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or any other security or right of the Corporation that it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 4.7    Indemnification. The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, all persons who at any time were or are directors or officers of the Corporation (or a predecessor thereof the existence of which ceased upon consummation of a merger, consolidation or other transaction with the Corporation) for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or an officer. The Corporation shall pay or reimburse all reasonable expenses incurred by a present or former director or officer of the Corporation (or a predecessor thereof the existence of which ceased upon consummation of a merger, consolidation or other transaction with the Corporation) in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons permitted but not required to be indemnified by Maryland law, as applicable from time to time, if and to extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law, by the Board of Directors, by the stockholders by the affirmative vote of at least a majority of all the votes entitled to be cast thereon or special legal counsel appointed by the Board of Directors. No amendment of the Charter of the Corporation or repeal of any of its

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provisions shall limit or eliminate any of the benefits provided to directors and officers under this Section 4.7 in respect of any act or omission that occurred prior to such amendment or repeal.

Section 4.8    Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 4.9    REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall take such actions as it determines necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VI is no longer required for REIT qualification.

Section 4.10    Powers. The enumeration and definition of particular powers of the Board of Directors included in this Article IV shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the MGCL as now or hereinafter in effect.

Section 4.11    Classification of Directors. Pursuant to Sections 3-802(c) and 3-802(d)(2)(ii) of the MGCL, the Corporation may not elect to be subject to the provisions of Title 3, Subtitle 8 of the MGCL contained in Section 3-803 in accordance with the resolution of the Board of Directors of the Corporation.

ARTICLE V

STOCK

Section 5.1    Authorized Shares. The Corporation has authority to issue Five Hundred Million (500,000,000) shares of stock, $0.001 par value per share, consisting of Four Hundred Fifty Million (450,000,000) shares of Common Stock, $0.001 par value per share (the "Common Stock"), and Fifty Million (50,000,000) shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is Five Hundred Thousand and 00/100 Dollars ($500,000.00). If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 5.2    Common Stock. The following is a description of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption, as applicable, of the Common Stock of the Corporation:

Section 5.2.1    Voting Powers. Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote and, except as may otherwise be specified in the terms of any class or series of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of Common Stock. Shares of Common Stock shall not have cumulative voting rights.

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Section 5.2.2    Distributions or Dividends. Subject to the provisions of law, the Charter and Bylaws of the Corporation and any rights or preferences as to dividends of any class or series of stock hereafter classified or reclassified, dividends, including dividends payable in shares of another class or series of the Corporation's stock, may be paid ratably on the Common Stock at such time and in such amounts as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, if applicable.

Section 5.2.3    Rights Upon Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, together with the holders of any other class or series of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class or series of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled.

Section 5.2.4    Classification or Reclassification of Common Stock. The Board of Directors may classify any unissued shares of Common Stock of any class or series thereof and reclassify any previously classified but unissued shares of Common Stock from time to time into one or more classes or series of stock (including, without limitation or obligation, into shares of Preferred Stock or any class or series thereof).

Section 5.3    Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series thereof from time to time, into one or more classes or series of stock (including, without limitation or obligation, into shares of Common Stock or any class or series thereof).

Section 5.4    Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of stock of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers (including the ability to grant exclusive voting rights on a Charter amendment that would alter the contract rights, as expressly set forth in the Charter, only of the specified class or series of stock), restrictions, including without limitation, restrictions as to transferability, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document.

Section 5.5    Charter and Bylaws. The rights of all stockholders and the terms of all stock (whether set forth herein or as hereinafter set forth in articles supplementary or any amendment or restatement of the Charter) are subject to the provisions of the Charter and the Bylaws. The Board of Directors shall have the ~~exclusive~~ power to adopt, amend, alter or repeal any provision of the Bylaws and to make new Bylaws. ~~The~~In addition, the stockholders of the Corporation shall ~~not~~ have the power to make, adopt, amend, alter or repeal any provision of the Bylaws.

Section 5.6    Stock Certificates. The Corporation shall not be obligated to issue certificates representing shares of its stock. At the time of issue or transfer of shares of stock that are not represented by certificates, the Corporation shall provide the stockholder with such information as may be required under the MGCL and the Maryland Uniform Commercial Code—Investment Securities of the Annotated Code of Maryland.

Section 5.7    Written Consent of Stockholders. Any corporate action upon which a vote of stockholders is required or permitted may be taken without a meeting or vote of stockholders with the unanimous consent of stockholders entitled to vote thereon given in writing or by electronic transmission.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1    Definitions. For the purpose of this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit.    The term "Aggregate Stock Ownership Limit" shall mean ~~seven and nine tenths~~nine and eight-tenths percent (~~7.9~~9.8%) in value or in the number of shares, whichever is more restrictive, of the aggregate of the outstanding shares of Capital Stock, excluding any outstanding shares of Capital Stock not treated as outstanding for federal income tax purposes. The value and number of the outstanding shares of Capital Stock shall be determined by the Board of Directors in good

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faith, which determination shall be conclusive for all purposes hereof. For purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not Capital Stock issuable with respect to the conversion, exchange or exercise of securities for the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Beneficial Ownership.    The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) and Section 856(h)(3) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

Business Day.    The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock.    The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary.    The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under one of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust.    The term "Charitable Trust" shall mean any Charitable Trust provided for in Section 6.3.1.

Common Stock Ownership Limit.    The term "Common Stock Ownership Limit" shall mean ~~seven and nine tenths~~nine and eight-tenths percent (~~7.9~~9.8%) in value or in number of shares, whichever is more restrictive, of the aggregate outstanding shares of Common Stock of the Corporation excluding any outstanding shares of Common Stock not treated as outstanding for federal income tax purposes. The number and value of the outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof. For purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not Common Stock issuable with respect to the conversion, exchange or exercise of securities for the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Constructive Ownership.    The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

Excepted Holder.    The term "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 6.2.6.

Excepted Holder Limit.    The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Charter or the Board of Directors pursuant to Section 6.2.6 and subject to adjustment pursuant to Section 6.2.7, the percentage limit established for an Excepted Holder by the Charter or the Board of Directors pursuant to Section 6.2.6.

Initial Date.    The term "Initial Date" shall mean the date of the issuance of Common Stock pursuant to the REIT conversion of W. P. Carey & Co. LLC, a Delaware limited liability company with and into the Corporation, and the merger of an affiliate of Corporate Property Associates 15 Incorporated with and into a subsidiary of the Corporation or such other date as determined by the Board of Directors in its sole discretion.

Market Price.    The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" on any date shall mean the last reported sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may

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then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors.

NYSE.    The term "NYSE" shall mean the New York Stock Exchange.

Person.    The term "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a "group" as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner.    The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.2.1, would Beneficially Own or Constructively Own shares of Capital Stock in violation of the provisions of Section 6.2.1(a). If appropriate in the context, "Prohibited Owner" shall also mean any Person who would have been the record owner of the shares of Capital Stock that the Prohibited Owner would have so owned.

Restriction Termination Date.    The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 4.9 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer.    The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

Trustee.    The term "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Charitable Trust.

Section 6.2    Capital Stock.

Section 6.2.1    Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date but subject to Section 6.4:

(a)    Basic Restrictions.

(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)    Except as provided in Section 6.2.6 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

(iii)    No person shall Transfer shares of Capital Stock to the extent that such Transfer would result in the Capital Stock being beneficially owned by fewer than one hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Code).

(iv)    Except as provided in Section 6.2.6 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause the Corporation to Constructively Own ten percent (10%) or more of the ownership interests in a tenant of the Corporation's real property within the meaning of Section 856(d)(2)(B) of the Code.

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(v)    Except as provided in Section 6.2.6 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause any independent contractor of the Corporation to not be treated as such under Section 856(d)(3) of the Code.

(vi)    No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership would otherwise cause the Corporation to fail to qualify as a REIT.

(b)    Transfer in Trust. If any Transfer of shares of Capital Stock (or any other event) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i), (ii), (iii), (iv), (v) or (vi),

(i)    then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i), (ii), (iii), (iv), (v) or (vi) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares of Capital Stock; or

(ii)    if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i), (ii), (iii), (iv), (v) or (vi), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i), (ii), (iii), (iv), (v) or (vi) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2    Remedies for Breach. If the Board of Directors or any duly authorized committee thereof or other designees if permitted by the MGCL shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable, in its sole discretion, to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Capital Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1 shall automatically result in the transfer to the Charitable Trust described above, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

Section 6.2.3    Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have Beneficially Owned or Constructively Owned shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

Section 6.2.4    Owners Required To Provide Information. From the Initial Date and until the Restriction Termination Date:

(a)    Every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) in value of the outstanding shares of Capital Stock, within thirty (30) days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of each class or series of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide promptly to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b)    Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide promptly to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit.

Section 6.2.5    Remedies Not Limited. Subject to Section 4.9 of the Charter, nothing contained in this Section 6.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

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Section 6.2.6    Exceptions.

(a)    The Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or the restrictions under 6.2.1(a)(iv) and (v), as the case may be, and may establish or increase an Excepted Holder Limit for such Person if the Board of Directors obtains such representations, covenants and undertakings as the Board of Directors may deem appropriate in order to conclude that granting the exemption and/or establishing or increasing the Excepted Holder Limit, as the case may be, will not cause the Corporation to lose its status as a REIT.

(b)    Prior to granting any exception pursuant to Section 6.2.6(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)    Subject to Section 6.2.1(a)(ii), (iv), (v) and (vi), an underwriter, placement agent or initial purchaser that participates in a public offering, a private placement or private resale of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, private placement or resale of such Capital Stock, and provided that the restrictions contained in Section 6.2.1(a) will not be violated following the distribution by such underwriter, placement agent or initial purchaser of such shares of Capital Stock.

Section 6.2.7    Change in Aggregate Stock Ownership and Common Stock Ownership Limits. The Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit; provided, however, that a decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose Beneficial Ownership or Constructive Ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit until such time as such Person's Beneficial Ownership or Constructive Ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, but until such time as such Person's Beneficial Ownership or Constructive Ownership of Capital Stock falls below such decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit any further acquisition or increase in Beneficial Ownership or Constructive Ownership of Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons (taking into account all Excepted Holders) to Beneficially Own more than 49.9% in value of the outstanding Capital Stock.

Section 6.2.8    Legend. Each certificate for shares of Capital Stock shall bear a legend summarizing the provisions of this Article VI. Instead of such legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

Section 6.3    Transfer of Capital Stock in Trust.

Section 6.3.1    Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Charitable Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2    Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the Capital Stock held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.

Section 6.3.3    Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid to a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid with respect to such shares of Capital Stock by the Prohibited Owner to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.

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The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4    Sale of Shares by Trustee. Within twenty (20) days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Charitable Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5    Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Charitable Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Trustee shall be paid to the Charitable Beneficiary.

Section 6.3.6    Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) the shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under one of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4    NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5    Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6    Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 6.7    Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VI, including any definition contained in Section 6.1 of this Article VI, the Board of Directors shall have the power to determine the application of the provisions of this Article VI with respect to any situation based on the facts known to it.

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 ARTICLE VII

AMENDMENTS

The Corporation reserves the right from time to time to make, adopt, amend, alter or repeal any provision contained in the Charter, now or hereafter authorized by law, including any amendment (by merger, consolidation or otherwise) altering the terms or contract rights as expressly set forth in the Charter of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for amendments to Section 4.3, Article VI or the next sentence of the Charter and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the stockholders by the affirmative vote of at least a majority of all the votes entitled to be cast on the matter. However, any amendment to Section 4.3, Article VI or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

ARTICLE VIII

LIMITATION OF LIABILITY

To the maximum extent that Maryland law as in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

THIRD:    The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:    The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the Charter.

FIFTH:    The name and address of the Corporation's current resident agent are as set forth in Article III of the foregoing amendment and restatement of the Charter.

SIXTH:    The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SEVENTH:    The amendment to and restatement of the Charter as hereinabove set forth does not increase the authorized capital stock of the Corporation.

EIGHTH:    The undersigned Chief Executive Officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

NINTH:    These Articles of Amendment and Restatement shall become effective upon acceptance for record by the SDAT.

[Signature Page Follows]

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IN WITNESS WHEREOF, W. P. Carey Inc. has caused the foregoing Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this             day of                           , 2017.

W. P. Carey Inc.
By:	Mark J. DeCesaris Chief Executive Officer
ATTEST
By:	Susan C. Hyde Secretary

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VIEW MATERIALS & VOTE w SCAN TO W. P. CAREY INC. 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 ATTN: INVESTOR RELATIONS VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E25357-P91275 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. W. P. CAREY INC. The Board of Directors recommends you vote FOR the election of all of the director nominees listed in Proposal 1: 1.Election of the Director Nominees to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify: Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! Yes ! ! ! ! ! ! ! ! ! ! No ! ! ! ! ! ! ! ! ! The Board of Directors recommends that you vote FOR the following proposals: 1a. Mark A. Alexander For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! 1b. Mark J. DeCesaris 2. To Approve the Advisory Resolution on Executive Compensation. To Approve the Company's Cash Incentive Plan. 1c. Peter J. Farrell 3. 1d. Benjamin H. Griswold, IV 4. To Approve the Company's 2017 Share Incentive Plan. 1e. Axel K.A. Hansing 5. To Approve a Charter Amendment to provide Shareholders with the concurrent power to amend the Company's Bylaws. 1f. Jean Hoysradt 6. To Approve a Charter Amendment to increase the Company's ownership limitations. ! ! ! ! ! ! 1g. Dr. Richard C. Marston 1h. Christopher J. Niehaus 7. Ratification of Appointment of Pricewaterhouse Coopers LLP as the Company's Independent Registered Public Accounting Firm for 2017. 1i. Nick J.M. van Ommen Please indicate if you plan to attend this meeting. NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. E25358-P91275 W. P. CAREY INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 15, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) ToniAnn Sanzone and Susan C. Hyde, and each of them, with full power of substitution, as proxy to attend on behalf of the Stockholder(s), and to vote all shares of W. P. Carey Inc. common stock that the stockholder(s) is/are entitled to vote, at the 2017 Annual Meeting of Stockholders of W. P. Carey Inc. to be held at the offices of DLA Piper LLP (US), 1251 Avenue of the Americas, 27th Floor, New York, NY on Thursday, June 15, 2017 at 1:30 p.m., and any adjournment or postponement thereof and otherwise to represent the stockholder(s) at the 2017 Annual Meeting and all adjournments or postponements thereof with all powers possessed by you, if personally present. The stockholder(s) hereby revoke(s) all prior proxies heretofore given with respect to the 2017 Annual Meeting and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S) ON THE REVERSE SIDE. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6, AND FOR PROPOSAL 7. THE VOTES YOU ARE ENTITLED TO CAST WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side V.1.1

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2017. W. P. CAREY INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. W. P. CAREY INC. 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 ATTN: INVESTOR RELATIONS proxy materials and voting instructions. E25367-P91275 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 7, 2017 Date: June 15, 2017Time: 1:30 PM EDT Location: The Offices of DLA Piper LLP (US) 1251 Avenue of the Americas 27th Floor New York, NY 10020

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE  SCAN TO How To Vote Please Choose One of the Following Voting Methods in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E25368-P91275 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement2. Annual Report3. Form 10-K How to View Online: and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the election of all of the director nominees listed in Proposal 1: The Board of Directors recommends that you vote FOR the following proposals: 1. Election of the Director Nominees to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify: Nominees: 2. To Approve the Advisory Resolution on Executive Compensation. 3. To Approve the Company's Cash Incentive Plan. 1a. Mark A. Alexander 4. To Approve the Company's 2017 Share Incentive Plan. 1b. Mark J. DeCesaris 5. To Approve a Charter amendment to provide Shareholders with the concurrent power to amend the Company's Bylaws. 1c. Peter J. Farrell 1d. Benjamin H. Griswold, IV 6. To Approve a Charter Amendment to increase the Company's ownership limitations. 1e. Axel K.A. Hansing 7. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2017. 1f. Jean Hoysradt NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. 1g. Dr. Richard C. Marston 1h. Christopher J. Niehaus 1i. Nick J.M. van Ommen E25369-P91275 Voting Items

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